Loan Agreement

THIS LOAN AGREEMENT (the "**Agreement**"), is entered into as of May 11, 2023, between **INNOVATIVE SOLUTIONS AND SUPPORT, INC.**, a Pennsylvania corporation, and **INNOVATIVE SOLUTIONS AND SUPPORT, LLC**, a Pennsylvania limited liability company (jointly and severally, individually and collectively, the "**Borrower**"), with an address at 720 Pennsylvania Drive, Exton, PA 19341, and **PNC BANK, NATIONAL ASSOCIATION** (the "**Bank**"), with an address at 1600 Market Street, Philadelphia, PA 19103.

The Borrower and the Bank, with the intent to be legally bound, agree as follows:

1. **Loan.** The Bank has made or may make one or more loans ("**Loan**") to the Borrower subject to the terms and conditions and in reliance upon the representations and warranties of the Borrower set forth in this Agreement. Each Loan shall be used for business purposes (and not for personal, family or household use) and is or will be evidenced by a promissory note or notes of the Borrower and all renewals, extensions, amendments and restatements thereof (whether one or more, collectively, the "**Note**") acceptable to the Bank, which shall set forth the interest rate, repayment and other provisions of the respective Loan, the terms of which are incorporated into this Agreement by reference.

The Loans governed by this Agreement shall include the Loans specifically described below, if any, and any additional lines of credit or term loans that the Bank has made or may, in its sole discretion, make to the Borrower in the future.

1.1. **Line of Credit.** One of the Loans governed by this Agreement is a committed revolving line of credit under which the Borrower may request and the Bank, subject to the terms and conditions of this Agreement, will make advances to the Borrower from time to time until the Expiration Date, in an aggregate amount outstanding at any time not to exceed $10,000,000.00 (the "**Line of Credit**"). The "**Expiration Date**" shall have the meaning set forth in the note evidencing the Line of Credit. The Borrower acknowledges and agrees that in no event will the Bank be under any obligation to extend or renew the Line of Credit beyond the Expiration Date. In no event shall the aggregate unpaid principal amount of advances under the Line of Credit exceed the maximum amount of the Line of Credit. All advances and other credit extensions under the Line of Credit will be used for working capital or other general business purposes of the Borrower and Acquisitions permitted by **Section 5.8** below.

1.1.1. The Line of Credit will include an investment and borrowing sweep feature on the terms and conditions of a Line of Credit and Investment Sweep Rider (the "**Sweep Rider**") to be executed and delivered by the Borrower to the Bank in form and substance satisfactory to the Bank, the terms of which are hereby incorporated herein by reference. The Sweep Rider will remain in effect until such time (if any) as it is terminated in accordance with its terms.

1.1.2. The Borrower may request that the Bank, in lieu of cash advances, issue letters of credit (each individually a "**Letter of Credit**" and collectively, the "**Letters of Credit**") under the Line of Credit (including all banker's acceptances issued up to 180 days under the terms of any trade Letter of Credit) with an aggregate amount outstanding at any time not to exceed **$2,500,000.00**; provided, however, that after giving effect to the amount of such Letter of Credit, the sum of the aggregate outstanding advances under the Line of Credit and the aggregate amount of all Letters of Credit issued and outstanding shall not exceed the maximum amount of the Line of Credit. The amount available under the Line of Credit shall be reduced by the amount of each Letter of Credit (whether drawn or undrawn, but without duplicating any drawing amount that has been paid and is treated as an advance under the Line of Credit). For purposes of this Agreement, the "amount" of any Letter of Credit is

its maximum amount and includes any available increases in or reinstatements of the amounts available to be drawn under the terms of such Letter of Credit, whether or not any such increase or reinstatement has become effective, including any increase that could result from any tolerance set forth in a commercial Letter of Credit.

The Letters of Credit shall be governed by the terms of this Agreement and by a reimbursement agreement, in form and content satisfactory to the Bank, executed by the Borrower in favor of the Bank (the "**Reimbursement Agreement**"). Unless otherwise consented to by the Bank in writing, each Letter of Credit shall have an expiry date which is not later than twelve (12) months following the Expiration Date (the "**Final LC Expiration Date**"). Each request for a Letter of Credit must be accompanied by an application in a form approved by the Bank and executed by the Borrower, together with all supporting documentation. Each Letter of Credit will be issued in the Bank's sole discretion and in a form acceptable to the Bank. This Agreement and the other Loan documents do not obligate the Bank or any other person to issue, amend, extend, refrain from terminating, or take or omit any other action as to any Letter of Credit, unless otherwise expressly agreed in writing by the Bank. Each unreimbursed payment by the Bank under a Letter of Credit shall constitute an advance of principal under the Line of Credit and shall be evidenced by the applicable note; provided, however, that to the extent that such advances are not available or are legally prohibited at such time, the Borrower shall reimburse the Bank in accordance with the Reimbursement Agreement and applicable law.

The Borrower shall pay the Bank's standard fees and charges, including but not limited to an issuance fee, with respect to each Letter of Credit from time to time as shall be required by the Bank. In addition, the Borrower shall pay to the Bank a fee (the "**Commission**"), calculated for each day (on the basis of a year of 360 days) on the aggregate amount of all Letters of Credit then outstanding under the Line of Credit, at a rate of one hundred fifty (150) basis points (1.5%); provided, however, that in no event shall the Commission for any Letter of Credit be less than the minimum commission as established by the Bank from time to time. The Borrower shall pay the Commission quarterly in arrears on the first day of each fiscal quarter, beginning on July 1, 2023, and on the Final LC Expiration Date.

On the Expiration Date, in addition to any other amounts payable to the Bank, the Borrower shall deliver to the Bank in immediately available funds an amount equal to 105% of the aggregate outstanding amount of any and all Letters of Credit. The Borrower hereby pledges and grants to the Bank a security interest in all such funds as security for the Obligations, acknowledges that the Bank shall at all times have control of such funds and shall be authorized to dispose or give disposition instructions or entitlement orders (as defined in the Uniform Commercial Code) with respect to such funds, without further consent of the Borrower or any other person, and shall promptly to do all further things that the Bank may deem necessary in order to grant and perfect the Bank's security interest therein.

2. <u>**Security**</u>. The security for repayment of the Loan shall include but not be limited to the collateral, guaranties and other documents heretofore, contemporaneously or hereafter executed and delivered to the Bank (the "**Security Documents**"), which shall secure repayment of the Loan and all other loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Bank described therein (hereinafter referred to collectively as the "**Obligations**").

This Agreement, the Note, the Security Documents and all other agreements and documents executed and/or delivered pursuant or subject hereto, as each may be amended, modified, extended or renewed from time to time, are collectively referred to as the "**Loan Documents.**" Capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Documents.

3. <u>**Representations and Warranties**</u>. The Borrower hereby makes the following representations and warranties, which shall be continuing in nature and remain in full force and effect until the Obligations are paid in full, and which shall be true and correct except as otherwise set forth on the Addendum attached hereto and incorporated herein by reference (the "**Addendum**"):

3.1. Existence, Power and Authority. If not a natural person, the Borrower is duly organized, validly existing and in good standing under the laws of the State of its incorporation or organization and has the power and authority to own and operate its assets and to conduct its business as now or proposed to be carried on, and is duly qualified, licensed and in good standing to do business in all jurisdictions where its ownership of property or the nature of its business requires such qualification or licensing. The Borrower is duly authorized to execute and deliver the Loan Documents, all necessary action to authorize the execution and delivery of the Loan Documents has been properly taken, and the Borrower is and will continue to be duly authorized to borrow under this Agreement and to perform all of the other terms and provisions of the Loan Documents.

3.2. Financial Statements. The Borrower has delivered or caused to be delivered to the Bank its most recent Financial Statements (as defined herein). The Financial Statements are true, complete and accurate in all material respects and fairly present the Borrower's financial condition, assets and liabilities, whether accrued, absolute, contingent or otherwise and the results of the Borrower's operations for the period specified therein. The Financial Statements have been prepared in accordance with generally accepted accounting principles in effect from time to time ("**GAAP**") consistently applied from period to period, subject in the case of interim statements to normal year-end adjustments and to any comments and notes acceptable to the Bank in its sole discretion. As used herein, "**Financial Statements**" shall mean (i) with respect to an entity that is not a natural person, consolidated and, if required by the Bank in its sole discretion, consolidating balance sheets statements of income and cash flows for the year, month or quarter together with year-to-date figures and comparative figures for the corresponding periods of the prior year, prepared in accordance with GAAP, consistently applied from period to period; and (ii) with respect to natural persons, means personal financial statements and federal income tax returns.

3.3. No Material Adverse Change. Since the date of the most recent Financial Statements, the Borrower has not suffered any damage, destruction or loss, and no event or condition has occurred or exists, which has resulted or could result in a material adverse change in its business, assets, operations, condition (financial or otherwise) or results of operation.

3.4. Binding Obligations. The Borrower has full power and authority to enter into the transactions provided for in this Agreement and has been duly authorized to do so by appropriate action of its Board of Directors if the Borrower is a corporation, its members and/or managers, as applicable, if the Borrower is a limited liability company, all its general partners if the Borrower is a partnership or otherwise as may be required by law, charter, other organizational documents or agreements; and the Loan Documents, when executed and delivered by the Borrower, will constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their terms.

3.5. No Defaults or Violations. There does not exist any Default or Event of Default, as hereinafter defined, under this Agreement, or any default or violation by the Borrower of or under any of the terms, conditions or obligations of: (i) its partnership agreement if the Borrower is a partnership, its articles or certificate of incorporation, regulations and bylaws if the Borrower is a corporation, its articles or certificate of organization and operating agreement if the Borrower is a limited liability company, or its other organizational documents as applicable; (ii) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which it is a party or by which it is bound; or (iii) any law, ordinance, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon it by any law, the action of any court or any governmental authority or agency; and the consummation of this Agreement and the transactions set forth herein will not result in any such Default, Event of Default or violation.

3.6. Title to Assets. The Borrower has good and marketable title to the assets reflected on the most recent Financial Statements, free and clear of all liens and encumbrances, except for (i) liens in favor of the Bank; (ii) current taxes and assessments not yet due and payable; (iii) assets disposed of by the Borrower in the ordinary course of business since the date of the most recent Financial Statements; and (iv) those liens or encumbrances, if any, specified on the Addendum.

3.7. **Litigation**. There are no actions, suits, proceedings or governmental investigations pending or, to the knowledge of the Borrower, threatened against the Borrower, which could result in a material adverse change in its business, assets, operations, condition (financial or otherwise) or results of operations and there is no basis known to the Borrower for any action, suit, proceeding or investigation which could result in such a material adverse change. All pending and threatened litigation against the Borrower is listed on the Addendum attached hereto.

3.8. **Tax Returns**. The Borrower has filed all returns and reports that are required to be filed by it in connection with any federal, state or local tax, duty or charge levied, assessed or imposed upon it or its property or withheld by it, including income, unemployment, social security and similar taxes, and all of such taxes have been either paid or adequate reserves or other provision has been made therefor.

3.9. **Employee Benefit Plans**. Each employee benefit plan as to which the Borrower may have any liability complies in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974 (as amended from time to time, "**ERISA**"), including minimum funding requirements, and (i) no Prohibited Transaction (as defined under ERISA) has occurred with respect to any such plan; (ii) no Reportable Event (as defined under Section 4043 of ERISA) has occurred with respect to any such plan which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Section 4042 of ERISA; (iii) the Borrower has not withdrawn from any such plan or initiated steps to do so; and (iv) no steps have been taken to terminate any such plan.

3.10. **Environmental Matters.** The Borrower is in compliance, in all material respects, with all Environmental Laws (as hereinafter defined), including, without limitation, all Environmental Laws in jurisdictions in which the Borrower owns or operates, or has owned or operated, a facility or site, stores collateral, arranges or has arranged for disposal or treatment of hazardous substances, solid waste or other waste, accepts or has accepted for transport any hazardous substances, solid waste or other wastes or holds or has held any interest in real property or otherwise. Except as otherwise disclosed on the Addendum, no litigation or proceeding arising under, relating to or in connection with any Environmental Law is pending or, to the best of the Borrower's knowledge, threatened against the Borrower, any real property in which the Borrower holds or has held an interest or any past or present operation of the Borrower. No release, threatened release or disposal of hazardous waste, solid waste or other wastes is occurring, or to the best of the Borrower's knowledge has occurred, on, under or to any real property in which the Borrower holds or has held any interest or performs or has performed any of its operations, in violation of any Environmental Law. As used in this Section, "**litigation or proceeding**" means any demand, claim notice, suit, suit in equity, action, administrative action, investigation or inquiry whether brought by a governmental authority or other person, and "**Environmental Laws**" means all provisions of laws, statutes, ordinances, rules, regulations, permits, licenses, judgments, writs, injunctions, decrees, orders, awards and standards promulgated by any governmental authority concerning health, safety and protection of, or regulation of the discharge of substances into, the environment.

3.11. **Intellectual Property**. The Borrower owns or is licensed to use all patents, patent rights, trademarks, trade names, service marks, copyrights, intellectual property, technology, know-how and processes necessary for the conduct of its business as currently conducted that are material to the condition (financial or otherwise), business or operations of the Borrower.

3.12. **Regulatory Matters.** No part of the proceeds of any Loan will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors.

3.13. **Solvency**. As of the date hereof and after giving effect to the transactions contemplated by the Loan Documents, (i) the aggregate value of the Borrower's assets will exceed its liabilities (including contingent, subordinated, unmatured and unliquidated liabilities); (ii) the Borrower will have sufficient cash flow

to enable it to pay its debts as they become due; and (iii) the Borrower will not have unreasonably small capital for the business in which it is engaged.

3.14. Disclosure. None of the Loan Documents contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary in order to make the statements contained in this Agreement or the Loan Documents not misleading. There is no fact known to the Borrower which materially adversely affects or, so far as the Borrower can now foresee, might materially adversely affect the business, assets, operations, condition (financial or otherwise) or results of operation of the Borrower and which has not otherwise been fully set forth in this Agreement or in the Loan Documents.

3.15. Beneficial Owners. If the Borrower is or was required to execute and deliver to the Bank a Certification of Beneficial Owner(s) (individually and collectively, as updated from time to time, the "**Certification of Beneficial Owners**"), the information in the Certification of Beneficial Owners, as updated from time to time in accordance with this Agreement, is true, complete and correct as of the date thereof, as of the date hereof and as of the date any such update is delivered to the Bank. The Borrower acknowledges and agrees that the Certification of Beneficial Owners is a Loan Document.

4. Affirmative Covenants. The Borrower agrees that from the date of execution of this Agreement until all Obligations have been paid in full and any commitments of the Bank to the Borrower have been terminated, the Borrower will:

4.1. Books and Records. Maintain books and records in accordance with GAAP and give representatives of the Bank access thereto at all reasonable times, including permission to examine, copy and make abstracts from any of such books and records and such other information as the Bank may from time to time reasonably request, and the Borrower will make available to the Bank for examination copies of any reports, statements and returns which the Borrower may make to or file with any federal, state or local governmental department, bureau or agency.

4.2. Financial Reporting. Deliver or cause to be delivered to the Bank (i) the Financial Statements, reports and certifications, if any, set forth on the Addendum and (ii) such other information about Borrower's or Guarantor's financial condition, properties and operations as and when requested by the Bank, from time to time. As used herein, "**Guarantor**" shall collectively refer to each Entity Guarantor and Individual Guarantor of the Obligations, jointly and severally; "**Entity Guarantor**" shall mean each Guarantor who is not a natural person; and "**Individual Guarantor**" shall mean each Guarantor who is a natural person.

4.3. Payment of Taxes and Other Charges. Pay and discharge when due all indebtedness and all taxes, assessments, charges, levies and other liabilities imposed upon the Borrower, its income, profits, property or business, except those which currently are being contested in good faith by appropriate proceedings and for which the Borrower shall have set aside adequate reserves or made other adequate provision with respect thereto acceptable to the Bank in its reasonable discretion.

4.4. Maintenance of Existence, Operation and Assets. Do all things necessary to (i) maintain, renew and keep in full force and effect its organizational existence and all rights, permits and franchises necessary to enable it to continue its business as currently conducted; (ii) continue in operation in substantially the same manner as at present; (iii) keep its properties in good operating condition and repair; and (iv) make all necessary and proper repairs, renewals, replacements, additions and improvements thereto.

4.5. Insurance. Maintain, with financially sound and reputable insurers, insurance with respect to its property and business against such casualties and contingencies, of such types and in such amounts, as is customary for established companies engaged in the same or similar business and similarly situated. In the event of a conflict between the provisions of this Section and the terms of any Security Documents relating to insurance, the provisions in the Security Documents will control.

4.6. **Compliance with Laws.** Comply with all laws applicable to the Borrower and to the operation of its business (including without limitation any statute, ordinance, rule or regulation relating to employment practices, pension benefits or environmental, occupational and health standards and controls).

4.7. **Bank Accounts.** Establish and maintain at the Bank the Borrower's primary depository accounts.

4.8. **Financial Covenants.** Comply with all of the financial and other covenants, if any, set forth on the Addendum.

4.9. **Additional Reports.** Provide prompt written notice to the Bank of the occurrence of any of the following (together with a description of the action which the Borrower proposes to take with respect thereto): (i) any Event of Default or any event, act or condition which, with the passage of time or the giving of notice, or both, would constitute an Event of Default (a "**Default**"); (ii) any litigation filed by or against the Borrower; (iii) any Reportable Event or Prohibited Transaction with respect to any Employee Benefit Plan(s) (as defined in ERISA) or (iv) any event which might result in a material adverse change in the business, assets, operations, condition (financial or otherwise) or results of operation of the Borrower.

4.10. **Certification of Beneficial Owners and Other Additional Information.** Provide: (i) such information and documentation as may reasonably be requested by the Bank from time to time for purposes of compliance by the Bank with applicable laws (including without limitation the USA PATRIOT Act and other "know your customer" and anti-money laundering rules and regulations), and any policy or procedure implemented by the Bank to comply therewith; and (ii) if the Borrower is or was required to deliver a Certification of Beneficial Owners to the Bank, (a) confirmation of the accuracy of the information set forth in the most recent Certification of Beneficial Owners provided to the Bank, as and when requested by the Bank; and (b) a new Certification of Beneficial Owners in form and substance acceptable to the Bank when the individual(s) identified as a controlling party and/or a direct or indirect individual owner on the most recent Certification of Beneficial Owners provided to the Bank have changed.

5. **Negative Covenants.** The Borrower covenants and agrees that from the date of this Agreement until all Obligations have been paid in full and any commitments of the Bank to the Borrower have been terminated, except as set forth in the Addendum, the Borrower will not, without the Bank's prior written consent:

5.1. **Indebtedness.** Create, incur, assume or suffer to exist any indebtedness for borrowed money other than:

(i) the Loan and any subsequent indebtedness to the Bank; and

(ii) open account trade debt incurred in the ordinary course of business and not past due.

5.2. **Liens and Encumbrances.** Except as provided in **Section 3.6**, create, assume, incur or permit to exist any mortgage, pledge, encumbrance, security interest, lien or charge of any kind upon any of its property, now owned or hereafter acquired, including but not limited to the real property known as 720 Pennsylvania Drive, Exton, PA 19341, or acquire or agree to acquire any kind of property subject to any conditional sales or other title retention agreement.

5.3. **Guarantees.** Guarantee, endorse or become contingently liable for the obligations of any person, firm, corporation or other entity, except in connection with the endorsement and deposit of checks for collection in the ordinary course of business.

5.4. **Loans or Advances.** Purchase or hold beneficially any stock, other securities or evidence of indebtedness of, or make or have outstanding, any loans or advances to, or otherwise extend credit to, or make

any investment or acquire any interest whatsoever in, any other person, firm, corporation or other entity, except investments disclosed on the Borrower's Financial Statements that have been provided to the Bank on or before the date hereof, or that are otherwise acceptable to the Bank in its sole discretion.

5.5. **Merger or Transfer of Assets**. Liquidate or dissolve, or merge or consolidate with or into any person, firm, corporation or other entity, or sell, lease, transfer or otherwise dispose of all or a substantial part of its property, assets, operations or business, whether now owned or hereafter acquired.

5.6. **Change in Business, Management or Ownership**. Make or permit, nor shall any Guarantor or grantor under the Security Documents make or permit, any change in (i) its form of organization, including a division into two or more entities; (ii) the nature of its business as carried on as of the date hereof; or (iii) the composition of its current executive management, unless substitute management reasonably acceptable to Bank is in place within 90 days after the date of change.

5.7. **Dividends**. Declare or pay any dividends on or make any distribution with respect to any class of its equity or ownership interest, or purchase, redeem, retire or otherwise acquire any of its equity if an Event of Default has occurred and is continuing, or if the dividends or distributions could result in the occurrence of an Event of Default.

5.8. **Acquisitions**. Make acquisitions of all or substantially all of the property, assets or equity of any person, firm, corporation or other entity ("**Acquisitions**"); provided, however:

(i) During the five (5) year period commencing on the date of this Agreement Borrower may make, without the Bank's prior written consent, up to three (3) Acquisitions with consideration of less than $10,000,000.00 each; provided that prior to closing Borrower demonstrates to Bank: (i) a ratio of Funded Debt to EBITDA, calculated on a pro forma basis after the Acquisition, of less than 2.0 to 1.0; and (ii) liquidity from cash and availability under the Line of Credit, calculated on a pro forma basis after the Acquisition, of not less than $10,000,000.00.

(iii) Borrower may make Acquisitions with consideration of more than $10,000,000.00 with the Bank's prior written consent, which shall not be unreasonably withheld or conditioned.

6. **Events of Default**. The occurrence of any of the following will be deemed to be an "**Event of Default**":

6.1. **Covenant Default**. The Borrower shall default in the performance of any of the covenants or agreements contained in this Agreement; provided, however, that, no default in the performance of any covenant (excluding financial covenants, financial reporting covenants, and negative covenants) shall constitute an Event of Default unless such failure continues for a period of 30 days after the earlier to occur of: (a) the date when Borrower becomes aware of such failure; and (b) the date when the Bank gives written notice to the Borrower of such failure.

6.2. **Breach of Warranty**. Any Financial Statement, representation, warranty or certificate made or furnished by the Borrower to the Bank in connection with this Agreement shall be false in any material respect, incorrect or incomplete when made.

6.3. **Other Default**. The occurrence of (i) an Event of Default as defined in the Note or any of the Loan Documents and (ii) a default or event of default under or as defined in any other agreement, instrument or document between the Borrower and PNC Bank, National Association or any of its subsidiaries or affiliates.

Upon the occurrence of an Event of Default, the Bank will have all rights and remedies specified in the Note and the other Loan Documents and all rights and remedies available under applicable law or in equity.

7. **Conditions.** The Bank's obligation to make any advance under any Loan, or to issue any letter of credit, is subject to the conditions that as of the date of the advance:

7.1. **No Event of Default.** No Event of Default or Default shall have occurred and be continuing.

7.2. **Authorization Documents.** The Bank shall have received certified copies of resolutions of the board of directors, the general partners or the members or managers of any partnership, corporation or limited liability company that executes this Agreement, the Note or any of the other Loan Documents; or other proof of authorization satisfactory to the Bank.

7.3. **Receipt of Loan Documents.** The Bank shall have received the Loan Documents and such other instruments and documents which the Bank may reasonably request in connection with the transactions provided for in this Agreement, which may include an opinion of counsel in form and substance satisfactory to the Bank for any party executing any of the Loan Documents.

7.4. **Fees.** The Bank shall have received all fees owing in respect of the Loan.

8. **Fees; Expenses.** The Borrower agrees to reimburse the Bank, upon the execution of this Agreement, and otherwise on demand, all fees due and payable to the Bank hereunder and under the other Loan Documents and all costs and expenses incurred by the Bank in connection with the preparation, negotiation and delivery of this Agreement and the other Loan Documents, and any modifications or amendments thereto or renewals thereof, and the collection of all of the Obligations, including but not limited to enforcement actions, relating to the Loan, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this Agreement, including (i) reasonable fees and expenses of counsel; (ii) all costs related to conducting UCC, title and other public record searches; (iii) fees for filing and recording documents in the public records to perfect the Bank's liens and security interests; (iv) expenses for auditors, appraisers and environmental consultants; and (v) taxes. The Borrower hereby authorizes and directs the Bank to charge Borrower's deposit account(s) with the Bank for any and all of the foregoing fees, costs and expenses.

9. **Increased Costs.** On written demand, together with written evidence of the justification therefor, the Borrower agrees to pay the Bank all direct costs incurred, any losses suffered or payments made by the Bank as a result of any Change in Law (hereinafter defined), imposing any reserve, deposit, allocation of capital or similar requirement (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) on the Bank, its holding company or any of their respective assets relative to the Loan. "**Change in Law**" means the occurrence, after the date hereof, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty; (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any governmental authority or (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any governmental authority; provided that notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a "Change in Law", regardless of the date enacted, adopted or issued.

10. **Miscellaneous.**

10.1. **Notices.** All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("**Notices**") must be in writing (except as may be agreed otherwise above with respect to borrowing requests or as otherwise provided in this Agreement) and will be effective upon receipt. Notices may be given in any manner to which the parties may agree. Without limiting the foregoing, first-class mail, postage prepaid, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for

giving Notices. In addition, the parties agree that Notices may be sent electronically to any electronic address provided by a party from time to time. Notices may be sent to a party's address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this Section.

10.2. **Preservation of Rights; Waivers of Marshalling, Setoff, and Certain Other Rights.** No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity. In addition to the other waivers hereunder, the Borrower waives, to the extent permitted by applicable law, (i) any and all rights to require the Bank to marshal assets or collateral, to proceed first against, or realize on, any assets or collateral or other credit support before proceeding against or realizing on any other assets or collateral or other credit support, or to otherwise require the Bank to exercise rights or remedies in any particular sequence, in connection with any of the Obligations, and (ii) any and all rights to set off or reduce the amount of the Obligations or any related deficiency against any obligations of the Bank, or on account of the value of any collateral or other credit support, or otherwise, whether any such rights described in this sentence are based on or asserted under any statutory provision, common law, equity or otherwise.

10.3. **Illegality.** If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

10.4. **Changes in Writing.** No modification, amendment or waiver of, or consent to any departure by the Borrower from, any provision of this Agreement will be effective unless made in a writing signed by the party to be charged, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower will entitle the Borrower to any other or further notice or demand in the same, similar or other circumstance.

10.5. **Entire Agreement.** This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

10.6. **Counterparts.** This Agreement and any other Loan Document may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement or any other Loan Document by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement or any other Loan Document by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

10.7. **Successors and Assigns.** This Agreement will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Borrower may not assign this Agreement in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Agreement in whole or in part.

10.8. **Interpretation.** In this Agreement, unless the Bank and the Borrower otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms

of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Agreement is executed by more than one party as Borrower, the obligations of such persons or entities will be joint and several.

10.9. No Consequential Damages, Etc.. The Bank will not be responsible for any damages, consequential, incidental, special, punitive or otherwise, that may be incurred or alleged by any person or entity, including the Borrower and any Guarantor, as a result of this Agreement, the other Loan Documents, the transactions contemplated hereby or thereby, or the use of the proceeds of the Loan.

10.10. Assignments and Participations. At any time, without any notice to the Borrower, the Bank may sell, assign, transfer, negotiate, grant participations in, or otherwise dispose of all or any part of the Bank's interest in the Loan. The Borrower hereby authorizes the Bank to provide, without any notice to the Borrower, any information concerning the Borrower, including information pertaining to the Borrower's financial condition, business operations or general creditworthiness, to any assignee of or participant in or any prospective assignee of or participant in all or any part of the Bank's interest in the Loan.

10.11. USA PATRIOT Act Notice. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each Borrower that opens an account. What this means: when the Borrower opens an account, the Bank will ask for the business name, business address, taxpayer identifying number and other information or documentation that will allow the Bank to identify the Borrower, such as organizational documents. For some businesses and organizations, the Bank may also need to ask for identifying information and documentation relating to certain individuals associated with the business or organization.

10.12. Important Information about Phone Calls. By providing telephone number(s) to the Bank, now or at any later time, the Borrower hereby authorizes the Bank and its affiliates and designees to contact the Borrower regarding the Borrower's account(s) with the Bank or its affiliates, whether such accounts are Borrower's individual accounts or business accounts for which Borrower is a contact, at such numbers using any means, including but not limited to placing calls using an automated dialing system to cell, VoIP or other wireless phone number, or by leaving prerecorded messages or sending text messages, even if charges may be incurred for the calls or text messages. Borrower hereby consents that any phone call with the Bank may be monitored or recorded by the Bank.

10.13. Confidentiality. In connection with the Obligations, this Agreement and the other Loan Documents, the Bank and the Borrower will be providing to each other, whether orally, in writing or in electronic format, nonpublic, confidential or proprietary information (collectively, **"Confidential Information"**). Each of the Borrower and the Bank agrees (i) to hold the Confidential Information of the other in confidence; and (ii) not to disclose or permit any other person or entity access to the Confidential Information of the other party, except for disclosure or access (a) to a party's affiliates and its or their employees, officers, directors, agents, representatives, (b) to other third parties that provide or may provide ancillary support relating to the Obligations, this Agreement and/or the other Loan Documents, (c) in connection with the exercise of any remedies or enforcement of rights under this Agreement or any action or proceeding relating to the Obligations, this Agreement and/or the other Loan Documents, (d) to its external or internal auditors or regulatory authorities, or (e) upon the order of a court or other governmental agency having jurisdiction over a party. It is understood and agreed that the obligation to protect such Confidential Information shall be satisfied if the party receiving such Confidential Information utilizes the same control (but no less than reasonable) as it does to avoid disclosure of its own confidential and valuable information. It is also understood and agreed that no information shall be within the protection of this Agreement where such information: (w) is or becomes publicly available through no fault of the party to whom such Confidential Information has been disclosed, (x) is released by the originating party to anyone without restriction,

(y) is rightly obtained from third parties who are not, to such receiving party's knowledge, under an obligation of confidentiality, or (z) is required to be disclosed by subpoena or similar process of applicable law or regulations.

For the purposes of this Agreement, Confidential Information of a party shall include, without limitation, any financial information, scientific or technical information, design, process, procedure or improvement and all concepts, documentation, reports, data, data formats, specifications, computer software, source code, object code, user manuals, financial models, screen displays and formats, software, databases, inventions, knowhow, showhow and trade secrets, whether or not patentable or copyrightable, whether owned by a party or any third party, together with all memoranda, analyses, compilations, studies, notes, records, drawings, manuals or other documents or materials which contain or otherwise reflect any of the foregoing information.

Each of the Borrower and the Bank agrees to return to the other or destroy all Confidential Information of the other upon the termination of this Agreement; provided, however, each party may retain such limited information for customary archival and audit purposes only for reference with respect to prior dealings between the parties subject at all times to the continuing terms of this **Section 10.13**.

Each of the Borrower and the Bank agrees not to use the other's name or logo in any marketing, advertising or related materials, without the prior written consent of the other party.

10.14. Sharing Information with Affiliates of the Bank. The Borrower acknowledges that from time to time other financial and banking services may be offered or provided to the Borrower or one or more of its subsidiaries and/or affiliates (in connection with this Agreement or otherwise) by the Bank or by one or more subsidiaries or affiliates of the Bank or of The PNC Financial Services Group, Inc., and the Borrower hereby authorizes the Bank to share any information delivered to the Bank by the Borrower and/or its subsidiaries and/or affiliates pursuant to this Agreement or any of the Loan Documents to any subsidiary or affiliate of the Bank and/or The PNC Financial Services Group, Inc., subject to any provisions of confidentiality in this Agreement or any other Loan Documents.

10.15. Electronic Signatures and Records. Notwithstanding any other provision herein, the Borrower agrees that this Agreement, the Loan Documents, any amendments thereto, and any other information, notice, signature card, agreement or authorization related thereto (each, a "**Communication**") may, at the Bank's option, be in the form of an electronic record. Any Communication may, at the Bank's option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

10.16. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE BANK AND THE BORROWER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES, INCLUDING WITHOUT LIMITATION THE ELECTRONIC TRANSACTIONS ACT (OR EQUIVALENT) IN EFFECT IN THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED (OR, TO THE EXTENT CONTROLLING, THE LAWS OF THE UNITED STATES OF AMERICA, INCLUDING WITHOUT LIMITATION THE ELECTRONIC SIGNATURES IN GLOBAL AND NATIONAL COMMERCE ACT). The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Bank and the Borrower agree that the venue provided above is the most convenient forum for both the Bank and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

10.17. WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Borrower acknowledges that it has read and understands all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

By:____________________ (SEAL)
Michael Linacre, CFO

INNOVATIVE SOLUTIONS AND SUPPORT, LLC

By:____________________ (SEAL)
Michael Linacre, CFO

PNC BANK, NATIONAL ASSOCIATION

By:____________________ (SEAL)
Anna Parchem, Assistant Vice President

ADDENDUM

ADDENDUM to that certain Loan Agreement dated May 11, 2023, between INNOVATIVE SOLUTIONS AND SUPPORT, INC. and INNOVATIVE SOLUTIONS AND SUPPORT, LLC, as the Borrower, and PNC BANK, NATIONAL ASSOCIATION, as the Bank. Capitalized terms used in this Addendum and not otherwise defined shall have the meanings given them in the Agreement. Section numbers below refer to the sections of the Agreement. This Addendum is incorporated into and made a part of the Agreement. All references in the Agreement and this Addendum to the "Agreement" shall include both the Agreement and this Addendum.

3.6 **Title to Assets.** Describe additional liens and encumbrances below:

3.7 **Litigation.** Describe pending and threatened litigation, investigations, proceedings, etc. below:

3.10 **Environmental Matters.** Describe pending or threatened litigation or proceeding arising under, relating to or in connection with any Environmental Law below:

CONTINUATION OF ADDENDUM

4.2 Financial Reporting Requirements.

1. Borrower's Financial Reporting.

(a) **Interim Financial Statements.** Within forty-five (45) days after the end of quarter (excluding the last quarter of each fiscal year), the Borrower's consolidated and consolidating Financial Statements for such period, in reasonable detail, certified by an authorized officer of the Borrower and prepared in accordance with GAAP, consistently applied from period to period.

(b) **Annual Financial Statements.** Within one hundred twenty (120) days after the end of each fiscal year, the Borrower's annual consolidated and consolidating Financial Statements. The Financial Statements will be prepared on an audited basis in accordance with GAAP by an independent certified public accountant selected by the Borrower and satisfactory to the Bank. Audited Financial Statements shall contain the unqualified opinion of an independent certified public accountant and all accountant examinations shall have been made in accordance with GAAP consistently applied from period to period.

2. **Compliance Certificate.** Together with each of the interim and annual Financial Statements required to be delivered for the Borrower and Entity Guarantor under this Agreement, a certificate, certifying compliance with all applicable financial covenants (containing detailed calculations of such financial covenants) for the period then ended, whether any Event of Default exists, and, if so, the nature thereof and the corrective measures the Borrower proposes to take with respect to such Event of Default. Such certificate shall be duly executed by, either the Chief Financial Officer, another responsible senior financial officer or an authorized officer of the Borrower.

CONTINUATION OF ADDENDUM

4.8 Financial Covenants.

(1) The Borrower will maintain at all times a ratio of Funded Debt to EBITDA of less than 2.5 to 1, to be tested commencing with the quarter ended April 30, 2023.

(2) The Borrower will maintain as of the end of each fiscal quarter, on a rolling four quarters basis, a Fixed Charge Coverage Ratio of at least 1.1 to 1, to be tested commencing with the quarter ended April 30, 2023.

As used herein:

"Current Maturities" means the scheduled payments of principal on all indebtedness for borrowed money having an original term of more than one year (including but not limited to amortization of capital or finance lease obligations), as shown on the Borrower's Financial Statements as of one year prior to the date of determination.

"EBITDA" means net income plus interest expense plus income tax expense plus depreciation plus amortization.

"Fixed Charge Coverage Ratio" means (i) EBITDA, divided by (ii) the sum of Current Maturities plus interest expense plus cash taxes paid plus dividends plus Unfunded Capital Expenditures; provided, however Unfunded Capital Expenditures up to a total of $2,000,000 in any twelve (12) month period shall not be included in the calculation.

"Funded Debt" means all indebtedness for borrowed money having an original term of more than one year, including but not limited to capital or finance lease obligations, reimbursement obligations in respect of letters of credit, and guaranties of any such indebtedness.

"Unfunded Capital Expenditures" means capital expenditures made from the Borrower's funds other than funds borrowed as term debt to finance such capital expenditures.

All of the above financial covenants shall be computed and determined in accordance with GAAP applied on a consistent basis (subject to normal year-end adjustments).

Guaranty and Suretyship Agreement

PNC

THIS GUARANTY AND SURETYSHIP AGREEMENT (this "**Guaranty**") is made and entered into as of May 11, 2023, by **IS&S HOLDINGS, INC.** (the "**Guarantor**"), with an address at 720 Pennsylvania Drive, Exton, PA 19341, in consideration of the extension of credit by **PNC BANK, NATIONAL ASSOCIATION** (the "**Bank**"), with an address at 1600 Market Street, Philadelphia, PA 19103, to **INNOVATIVE SOLUTIONS AND SUPPORT, INC. and INNOVATIVE SOLUTIONS AND SUPPORT, LLC** (jointly and severally, individually and collectively, the "**Borrower**"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

1. Guaranteed Obligations.

(a) The Guarantor hereby unconditionally guarantees, as a primary obligor, and becomes surety for (i) the prompt payment and performance of the Obligations and (ii) the prompt payment of all costs and expenses of the Bank (including reasonable attorneys' fees and expenses) incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with the Obligations (collectively, the "**Guaranteed Obligations**"). As used herein, "**Obligations**" means all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Bank or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest rate, commodity or currency swap, future, option or other similar transaction or agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Bank to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Bank's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, or (viii) arising from any amendments, extensions, renewals and increases of or to any of the foregoing.

(b) Notwithstanding anything to the contrary contained herein, the definition of "**Obligations**" shall specifically exclude any and all Excluded Swap Obligations. The foregoing limitation of the definition of Obligations shall only be deemed applicable to the obligations of the Guarantor (or solely any particular Guarantor(s) if there is more than one Guarantor) under the particular Swap (or Swaps), or, if arising under a master agreement governing more than one Swap, the portion thereof, that constitute Excluded Swap Obligations. As used herein, (i) "**Excluded Swap Obligations**" means, with respect to each Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap if, and to the extent that, all or any portion of this Guaranty that relates to the obligations under such Swap is or becomes illegal as to such Guarantor under the Commodity Exchange Act (7 U.S.C.§1 et seq.), as amended from time to time, and any successor statute (the "**CEA**"), or any rule, regulation, or order of the Commodity Futures Trading Commission (the "**CFTC**"), by virtue of such Guarantor's failure for any reason to qualify as an "eligible contract participant" (as defined in the CEA and regulations promulgated thereunder) on the Eligibility Date for such Swap; (ii) "**Eligibility Date**" means the date

on which this Guaranty becomes effective with respect to the particular Swap (for the avoidance of doubt, the Eligibility Date shall be the date of the execution of the particular Swap if this Guaranty is then in effect, and otherwise it shall be the date of execution and delivery of this Guaranty); and (iii) "**Swap**" means any "swap" as defined in Section 1a(47) of the CEA and regulations thereunder between the Borrower and the Bank, other than (A) a swap entered into on, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (B) a commodity option entered into pursuant to CFTC Regulation 32.3(a).

(c) If the Borrower defaults under any Obligations, the Guarantor will pay the Guaranteed Obligations due to the Bank.

2. Nature of Guaranty; Waivers. This is a guaranty of payment and performance, and not merely of collection and the Bank shall not be required or obligated, as a condition of the Guarantor's liability, to make any demand upon or to pursue any of its rights against the Borrower, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations.

This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full, and the Bank has terminated this Guaranty. This Guaranty will remain in full force and effect even if there is no principal balance outstanding under the Obligations at a particular time or from time to time. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Bank of any other party, or any other guaranty or any security held by it for any of the Obligations, by any failure of the Bank to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other Collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof. The Guarantor's obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, recoupment, deduction or defense based upon any claim the Guarantor may have (directly or indirectly) against the Borrower or the Bank, except payment or performance of the Obligations.

Notice of acceptance of this Guaranty, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon the Bank's failure to comply with the notice requirements under Sections 9-611 and 9-612 of the Uniform Commercial Code as in effect from time to time are hereby waived. The Guarantor waives all defenses based on suretyship or impairment of collateral, and all defenses or benefits relating to or arising under any anti-deficiency laws.

The Bank at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the Guarantor's liabilities hereunder, may (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any Collateral, to any Obligations of the Borrower in such order, manner and amount as the Bank may determine in its sole discretion; (d) settle, compromise or deal with any other person, including the Borrower or the Guarantor, with respect to any Obligations in such manner as the Bank deems appropriate in its sole discretion; (e) substitute, exchange or release any security or guaranty; or (f) take such actions and exercise such remedies hereunder as provided herein.

3. Repayments or Recovery from the Bank. If any demand is made at any time upon the Bank for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Bank repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Bank. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantor in reliance upon such payment, and any such contrary

action so taken will be without prejudice to the Bank's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

4. Financial Statements. Unless compliance is waived in writing by the Bank or until all of the Obligations have been paid in full, the Guarantor will promptly submit to the Bank such information relating to the Guarantor's affairs (including but not limited to annual financial statements and tax returns for the Guarantor) or any security for the Guaranty as the Bank may reasonably request.

5. Enforceability of Obligations. No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantor's liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Borrower that may result from any such proceeding.

The Guarantor expressly waives the effect of any statute of limitations or other limitations on any actions under this Guaranty.

6. Events of Default. The occurrence of any of the following shall be an "**Event of Default**": (i) any Event of Default (as defined in any of the Obligations); (ii) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in the Obligations with respect to such default; (iii) demand by the Bank under any of the Obligations that have a demand feature; (iv) the Guarantor's failure to perform any of its obligations hereunder; (v) the falsity, inaccuracy or material breach by the Guarantor of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the Guarantor; or (vi) the termination or attempted termination of this Guaranty. Upon the occurrence of any Event of Default, (a) the Guarantor shall pay to the Bank the amount of the Guaranteed Obligations; or (b) on demand of the Bank, the Guarantor shall immediately deposit with the Bank, in U.S. dollars, all amounts due or to become due under the Guaranteed Obligations, and the Bank may at any time use such funds to repay the Obligations; or (c) the Bank in its discretion may exercise with respect to any Collateral any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial Code; or (d) the Bank in its discretion may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise.

7. Right of Setoff. In addition to all liens upon and rights of setoff against the Guarantor's money, securities or other property given to the Bank by law, the Bank shall have, with respect to the Guarantor's obligations to the Bank under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Guarantor hereby grants Bank a security interest in, and hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Guarantor's right, title and interest in and to, all of the Guarantor's deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Guarantor. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

8. Collateral. This Guaranty is secured by the property described in any collateral security documents which the Guarantor executes and delivers to the Bank and by such other Collateral as previously may have been or may in the future be granted to the Bank to secure any obligations of the Guarantor to the Bank.

9. **Costs.** To the extent that the Bank incurs any costs or expenses in protecting or enforcing its rights under the Obligations or this Guaranty, including reasonable attorneys' fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Guaranteed Obligations and will bear interest from the incurring or payment thereof at the Default Rate (as defined in any of the Obligations).

10. **Postponement of Subrogation.** Until the Obligations are indefeasibly paid in full, expire, are terminated and are not subject to any right of revocation or rescission, the Guarantor postpones and subordinates in favor of the Bank or its designee (and any assignee or potential assignee) any and all rights which the Guarantor may have to (a) assert any claim whatsoever against the Borrower based on subrogation, exoneration, reimbursement, or indemnity or any right of recourse to security for the Obligations with respect to payments made hereunder, and (b) any realization on any property of the Borrower, including participation in any marshalling of the Borrower's assets.

11. **Notices.** All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("**Notices**") must be in writing (except as otherwise provided in this Guaranty) and will be effective upon receipt. Notices may be given in any manner to which the Bank and the Guarantor may agree. Without limiting the foregoing, first-class mail, postage prepaid, electronic transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. In addition, the Bank and the Guarantor agree that Notices may be sent electronically to any electronic address provided by either to the other from time to time. Notices may be sent to addresses for the Bank and the Guarantor as set forth above or to such other address as either may give to the other for such purpose in accordance with this section.

12. **Preservation of Rights; Waivers of Marshalling, Setoff, and Certain Other Rights.** No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity. The Bank may proceed in any order against the Borrower, the Guarantor or any other obligor of, or any Collateral securing, the Obligations. In addition to the other waivers hereunder, the Guarantor waives, to the extent permitted by applicable law, (i) any and all rights to require the Bank to marshal assets or collateral, to proceed first against, or realize on, any assets or collateral or other credit support before proceeding against or realizing on any other assets or collateral or other credit support, or to otherwise require the Bank to exercise rights or remedies in any particular sequence, in connection with any of the Guaranteed Obligations, and (ii) any and all rights to set off or reduce the amount of the Guaranteed Obligations or any related deficiency against any obligations of the Bank, or on account of the value of any collateral or other credit support, or otherwise, whether any such rights described in this sentence are based on or asserted under any statutory provision, common law, equity or otherwise.

13. **Illegality.** If any provision contained in this Guaranty should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Guaranty.

14. **Changes in Writing.** No modification, amendment or waiver of, or consent to any departure by the Guarantor from, any provision of this Guaranty will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, the Bank may modify this Guaranty for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Guarantor (which notice may be given by electronic mail). No notice to or demand on the Guarantor will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

15. **Entire Agreement.** This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and

oral, between the Guarantor and the Bank with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other guarantees from the Guarantor to the Bank.

16. **Successors and Assigns.** This Guaranty will be binding upon and inure to the benefit of the Guarantor and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Guarantor may not assign this Guaranty in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Guaranty in whole or in part.

17. **Interpretation.** In this Guaranty, unless the Bank and the Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; and references to sections or exhibits are to those of this Guaranty. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose. If this Guaranty is executed by more than one party as Guarantor, the obligations of such persons or entities will be joint and several.

18. **Anti-Money Laundering/International Trade Law Compliance.** The Guarantor represents, warrants, and covenants to the Bank, as of the date of this Guaranty, the date of each disbursement of loan proceeds, the date of any renewal, extension or modification of any loan, and at all times any Obligations exist that: (a) no Guarantor (i) is a Sanctioned Person; (ii) has any of its assets in a Sanctioned Jurisdiction or in the possession, custody or control of a Sanctioned Person; or (iii) does business in or with, or derives any of its operating income from investments in or transactions with, any Sanctioned Jurisdiction or Sanctioned Person; (b) the proceeds of any loan will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Jurisdiction or Sanctioned Person; (c) the funds used to repay the loan proceeds are not derived from any unlawful activity; (d) each Guarantor is in compliance with, and no Guarantor engages in any dealings or transactions prohibited by, any laws of the United States including but not limited to any Anti-Terrorism Laws; and (e) no Collateral is or will become Embargoed Property. The Guarantor covenants and agrees that (A) it shall immediately notify the Bank in writing upon the occurrence of a Reportable Compliance Event; and (B) if, at any time, any Collateral becomes Embargoed Property, in addition to all other rights and remedies available to the Bank, upon request by the Bank, the Guarantor shall provide substitute Collateral acceptable to the Bank that is not Embargoed Property.

As used herein: "**Anti-Terrorism Laws**" means any laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering, or bribery, all as amended, supplemented or replaced from time to time; "**Collateral**" means any collateral securing any debt, liabilities or other obligations of any Obligor to the Bank; "**Compliance Authority**" means each and all of the (a) U.S. Treasury Department/Office of Foreign Assets Control, (b) U.S. Treasury Department/Financial Crimes Enforcement Network, (c) U.S. State Department/Directorate of Defense Trade Controls, (d) U.S. Commerce Department/Bureau of Industry and Security, (e) U.S. Internal Revenue Service, (f) U.S. Justice Department, and (g) U.S. Securities and Exchange Commission; "**Covered Entity**" means the Borrower, its affiliates and subsidiaries, all guarantors, pledgors of Collateral, all owners of the foregoing, and all brokers or other agents of the Borrower acting in any capacity in connection with the Facility; "**Embargoed Property**" means any property (a) in which a Sanctioned Person holds an interest; (b) beneficially owned, directly or indirectly, by a Sanctioned Person; (c) that is due to or from a Sanctioned Person; (d) that is located in a Sanctioned Jurisdiction; or (e) that would otherwise cause any actual or possible violation by the Bank of any applicable Anti-Terrorism Law if the Bank were to obtain an encumbrance on, lien on, pledge of or security interest in such property or provide services in consideration of such property; "**Obligor**" means the Guarantor, the Borrower, any other guarantor of, or any pledgor, mortgagor or other person or entity providing collateral support for, the Obligations; "**Reportable Compliance Event**" means (a) any Covered Entity becomes a Sanctioned Person, or is indicted, arraigned, investigated or custodially detained, or receives an inquiry from regulatory or law enforcement officials, in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or self-discovers facts or circumstances implicating any aspect of its operations

with the actual or possible violation of any Anti-Terrorism Law; (b) any Covered Entity engages in a transaction that has caused or may cause the Bank to be in violation of any Anti-Terrorism Laws, including a Covered Entity's use of any proceeds of the Facility to fund any operations in, finance any investments or activities in, or, make any payments to, directly or indirectly, a Sanctioned Jurisdiction or Sanctioned Person; or (c) any Collateral becomes Embargoed Property; "**Sanctioned Jurisdiction**" means a country subject to a sanctions program maintained by any Compliance Authority; and "**Sanctioned Person**" means any individual person, a group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any order or directive of any Compliance Authority or otherwise subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

19. **Indemnity.** The Guarantor agrees to indemnify each of the Bank, each legal entity, if any, who controls, is controlled by or is under common control with the Bank, and each of their respective directors, officers and employees (the "**Indemnified Parties**"), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) (each, a "**Claim**") which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Guarantor), in connection with or arising out of or relating to the matters referred to in this Guaranty, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Guarantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any Claim that is determined by a court of competent jurisdiction in a final, non-appealable judgment to have been solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Guaranty. The Guarantor may participate at its expense in the defense of any such action or Claim.

20. **Governing Law and Jurisdiction.** This Guaranty has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located (the "**State**"). **THIS GUARANTY WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE BANK AND THE GUARANTOR DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE, EXCLUDING ITS CONFLICT OF LAWS RULES, INCLUDING WITHOUT LIMITATION THE ELECTRONIC TRANSACTIONS ACT (OR EQUIVALENT) IN SUCH STATE (OR, TO THE EXTENT CONTROLLING, THE LAWS OF THE UNITED STATES OF AMERICA, INCLUDING WITHOUT LIMITATION THE ELECTRONIC SIGNATURES IN GLOBAL AND NATIONAL COMMERCE ACT).** The Guarantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Guaranty will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Guarantor individually, against any security or against any property of the Guarantor within any other county, state or other foreign or domestic jurisdiction. The Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Guarantor. The Guarantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

21. **Counterparts; Electronic Signatures and Records.** This Guaranty may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Notwithstanding any other provision herein, the Guarantor agrees that this Guaranty, any amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a "**Communication**") may, at the Bank's option, be in the form of an electronic record. Any Communication may, at the Bank's option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this section may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

22. **Limitation of Personal Liability**. Notwithstanding anything contained herein to the contrary, it is agreed that, unless an exception to the requirements of Regulation B of the Board of Governors of the Federal Reserve System applies in connection with the extension of the Obligations and the execution of this Guaranty, the spouse who is deemed not to be the applicant for purposes of such regulation shall not be personally liable under this Guaranty, provided that this provision will not limit the Bank's right to obtain such judgment, order or other relief against such individual as may be necessary for the Bank to exercise all of its rights and remedies with respect to assets held jointly as of the date of the Guarantor's most recent financial statement delivered prior to the date hereof or thereafter acquired.

23. **Equal Credit Opportunity Act**. If the Guarantor is not an "applicant for credit" under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 ("ECOA"), the Guarantor acknowledges that (i) this Guaranty has been executed to provide credit support for the Obligations, and (ii) the Guarantor was not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

24. **Authorization to Obtain Credit Reports**. By signing below, each person, who is signing in his or her individual capacity, requests and provides written authorization to the Bank or its designee (and any assignee or potential assignee hereof) to obtain such individual's personal credit profile from one or more national credit bureaus. This authorization extends to obtaining a credit profile in (i) considering an application for credit that is evidenced, guaranteed or secured by this document, (ii) assessing creditworthiness and (iii) considering extensions of credit, including on an ongoing basis, as necessary for the purposes of (a) update, renewal or extension of such credit or additional credit, (b) reviewing, administering or collecting the resulting account and (c) reporting on the repayment and satisfaction of such credit obligations. By signing below, such individual further ratifies and confirms his or her prior requests and authorizations with respect to the matters set forth herein. For the avoidance of doubt, this provision does not apply to persons signing below in their capacities as officers or other authorized representatives of entities, organizations or governmental bodies.

25. **Representation by Counsel**. The Guarantor hereby represents that it has been represented by competent counsel of its choice, or has knowingly waived its right to use and retain counsel, in the negotiation and execution of this Guaranty; that it has read and fully understood the terms hereof; that the Guarantor and any retained counsel have been afforded an opportunity to review, negotiate and modify the terms of this Guaranty; and that it intends to be bound hereby. In accordance with the foregoing, the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Guaranty.

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26. <u>WAIVER OF JURY TRIAL</u>. THE GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT THE GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS GUARANTY, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Guarantor acknowledges that it has read and understands all the provisions of this Guaranty, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

IS&S HOLDINGS, INC.

By:________________________ (SEAL)
Michael Linacre, CFO

Guaranty and Suretyship Agreement

PNC

THIS GUARANTY AND SURETYSHIP AGREEMENT (this "**Guaranty**") is made and entered into as of May 11, 2023, by **IS&S DELAWARE, INC.** (the "**Guarantor**"), with an address at 720 Pennsylvania Drive, Exton, PA 19341, in consideration of the extension of credit by **PNC BANK, NATIONAL ASSOCIATION** (the "**Bank**"), with an address at 1600 Market Street, Philadelphia, PA 19103, to **INNOVATIVE SOLUTIONS AND SUPPORT, INC. and INNOVATIVE SOLUTIONS AND SUPPORT, LLC** (jointly and severally, individually and collectively, the "**Borrower**"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

1. <u>Guaranteed Obligations</u>.

(a) The Guarantor hereby unconditionally guarantees, as a primary obligor, and becomes surety for (i) the prompt payment and performance of the Obligations and (ii) the prompt payment of all costs and expenses of the Bank (including reasonable attorneys' fees and expenses) incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with the Obligations (collectively, the "**Guaranteed Obligations**"). As used herein, "**Obligations**" means all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Bank or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest rate, commodity or currency swap, future, option or other similar transaction or agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Bank to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Bank's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, or (viii) arising from any amendments, extensions, renewals and increases of or to any of the foregoing.

(b) Notwithstanding anything to the contrary contained herein, the definition of "**Obligations**" shall specifically exclude any and all Excluded Swap Obligations. The foregoing limitation of the definition of Obligations shall only be deemed applicable to the obligations of the Guarantor (or solely any particular Guarantor(s) if there is more than one Guarantor) under the particular Swap (or Swaps), or, if arising under a master agreement governing more than one Swap, the portion thereof, that constitute Excluded Swap Obligations. As used herein, (i) "**Excluded Swap Obligations**" means, with respect to each Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap if, and to the extent that, all or any portion of this Guaranty that relates to the obligations under such Swap is or becomes illegal as to such Guarantor under the Commodity Exchange Act (7 U.S.C.§1 et seq.), as amended from time to time, and any successor statute (the "**CEA**"), or any rule, regulation, or order of the Commodity Futures Trading Commission (the "**CFTC**"), by virtue of such Guarantor's failure for any reason to qualify as an "eligible contract participant" (as defined in the CEA and regulations promulgated thereunder) on the Eligibility Date for such Swap; (ii) "**Eligibility Date**" means the date

on which this Guaranty becomes effective with respect to the particular Swap (for the avoidance of doubt, the Eligibility Date shall be the date of the execution of the particular Swap if this Guaranty is then in effect, and otherwise it shall be the date of execution and delivery of this Guaranty); and (iii) "**Swap**" means any "swap" as defined in Section 1a(47) of the CEA and regulations thereunder between the Borrower and the Bank, other than (A) a swap entered into on, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (B) a commodity option entered into pursuant to CFTC Regulation 32.3(a).

(c) If the Borrower defaults under any Obligations, the Guarantor will pay the Guaranteed Obligations due to the Bank.

2. Nature of Guaranty; Waivers. This is a guaranty of payment and performance, and not merely of collection and the Bank shall not be required or obligated, as a condition of the Guarantor's liability, to make any demand upon or to pursue any of its rights against the Borrower, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations.

This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full, and the Bank has terminated this Guaranty. This Guaranty will remain in full force and effect even if there is no principal balance outstanding under the Obligations at a particular time or from time to time. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Bank of any other party, or any other guaranty or any security held by it for any of the Obligations, by any failure of the Bank to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other Collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof. The Guarantor's obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, recoupment, deduction or defense based upon any claim the Guarantor may have (directly or indirectly) against the Borrower or the Bank, except payment or performance of the Obligations.

Notice of acceptance of this Guaranty, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon the Bank's failure to comply with the notice requirements under Sections 9-611 and 9-612 of the Uniform Commercial Code as in effect from time to time are hereby waived. The Guarantor waives all defenses based on suretyship or impairment of collateral, and all defenses or benefits relating to or arising under any anti-deficiency laws.

The Bank at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the Guarantor's liabilities hereunder, may (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any Collateral, to any Obligations of the Borrower in such order, manner and amount as the Bank may determine in its sole discretion; (d) settle, compromise or deal with any other person, including the Borrower or the Guarantor, with respect to any Obligations in such manner as the Bank deems appropriate in its sole discretion; (e) substitute, exchange or release any security or guaranty; or (f) take such actions and exercise such remedies hereunder as provided herein.

3. Repayments or Recovery from the Bank. If any demand is made at any time upon the Bank for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Bank repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Bank. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantor in reliance upon such payment, and any such contrary

action so taken will be without prejudice to the Bank's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

4. **Financial Statements.** Unless compliance is waived in writing by the Bank or until all of the Obligations have been paid in full, the Guarantor will promptly submit to the Bank such information relating to the Guarantor's affairs (including but not limited to annual financial statements and tax returns for the Guarantor) or any security for the Guaranty as the Bank may reasonably request.

5. **Enforceability of Obligations.** No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantor's liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Borrower that may result from any such proceeding.

The Guarantor expressly waives the effect of any statute of limitations or other limitations on any actions under this Guaranty.

6. **Events of Default.** The occurrence of any of the following shall be an "**Event of Default**": (i) any Event of Default (as defined in any of the Obligations); (ii) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in the Obligations with respect to such default; (iii) demand by the Bank under any of the Obligations that have a demand feature; (iv) the Guarantor's failure to perform any of its obligations hereunder; (v) the falsity, inaccuracy or material breach by the Guarantor of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the Guarantor; or (vi) the termination or attempted termination of this Guaranty. Upon the occurrence of any Event of Default, (a) the Guarantor shall pay to the Bank the amount of the Guaranteed Obligations; or (b) on demand of the Bank, the Guarantor shall immediately deposit with the Bank, in U.S. dollars, all amounts due or to become due under the Guaranteed Obligations, and the Bank may at any time use such funds to repay the Obligations; or (c) the Bank in its discretion may exercise with respect to any Collateral any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial Code; or (d) the Bank in its discretion may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise.

7. **Right of Setoff.** In addition to all liens upon and rights of setoff against the Guarantor's money, securities or other property given to the Bank by law, the Bank shall have, with respect to the Guarantor's obligations to the Bank under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Guarantor hereby grants Bank a security interest in, and hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Guarantor's right, title and interest in and to, all of the Guarantor's deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Guarantor. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

8. **Collateral.** This Guaranty is secured by the property described in any collateral security documents which the Guarantor executes and delivers to the Bank and by such other Collateral as previously may have been or may in the future be granted to the Bank to secure any obligations of the Guarantor to the Bank.

9. **Costs.** To the extent that the Bank incurs any costs or expenses in protecting or enforcing its rights under the Obligations or this Guaranty, including reasonable attorneys' fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Guaranteed Obligations and will bear interest from the incurring or payment thereof at the Default Rate (as defined in any of the Obligations).

10. **Postponement of Subrogation.** Until the Obligations are indefeasibly paid in full, expire, are terminated and are not subject to any right of revocation or rescission, the Guarantor postpones and subordinates in favor of the Bank or its designee (and any assignee or potential assignee) any and all rights which the Guarantor may have to (a) assert any claim whatsoever against the Borrower based on subrogation, exoneration, reimbursement, or indemnity or any right of recourse to security for the Obligations with respect to payments made hereunder, and (b) any realization on any property of the Borrower, including participation in any marshalling of the Borrower's assets.

11. **Notices.** All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("**Notices**") must be in writing (except as otherwise provided in this Guaranty) and will be effective upon receipt. Notices may be given in any manner to which the Bank and the Guarantor may agree. Without limiting the foregoing, first-class mail, postage prepaid, electronic transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. In addition, the Bank and the Guarantor agree that Notices may be sent electronically to any electronic address provided by either to the other from time to time. Notices may be sent to addresses for the Bank and the Guarantor as set forth above or to such other address as either may give to the other for such purpose in accordance with this section.

12. **Preservation of Rights; Waivers of Marshalling, Setoff, and Certain Other Rights.** No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity. The Bank may proceed in any order against the Borrower, the Guarantor or any other obligor of, or any Collateral securing, the Obligations. In addition to the other waivers hereunder, the Guarantor waives, to the extent permitted by applicable law, (i) any and all rights to require the Bank to marshal assets or collateral, to proceed first against, or realize on, any assets or collateral or other credit support before proceeding against or realizing on any other assets or collateral or other credit support, or to otherwise require the Bank to exercise rights or remedies in any particular sequence, in connection with any of the Guaranteed Obligations, and (ii) any and all rights to set off or reduce the amount of the Guaranteed Obligations or any related deficiency against any obligations of the Bank, or on account of the value of any collateral or other credit support, or otherwise, whether any such rights described in this sentence are based on or asserted under any statutory provision, common law, equity or otherwise.

13. **Illegality.** If any provision contained in this Guaranty should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Guaranty.

14. **Changes in Writing.** No modification, amendment or waiver of, or consent to any departure by the Guarantor from, any provision of this Guaranty will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, the Bank may modify this Guaranty for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Guarantor (which notice may be given by electronic mail). No notice to or demand on the Guarantor will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

15. **Entire Agreement.** This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and

oral, between the Guarantor and the Bank with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other guarantees from the Guarantor to the Bank.

16. **Successors and Assigns.** This Guaranty will be binding upon and inure to the benefit of the Guarantor and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Guarantor may not assign this Guaranty in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Guaranty in whole or in part.

17. **Interpretation.** In this Guaranty, unless the Bank and the Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; and references to sections or exhibits are to those of this Guaranty. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose. If this Guaranty is executed by more than one party as Guarantor, the obligations of such persons or entities will be joint and several.

18. **Anti-Money Laundering/International Trade Law Compliance.** The Guarantor represents, warrants, and covenants to the Bank, as of the date of this Guaranty, the date of each disbursement of loan proceeds, the date of any renewal, extension or modification of any loan, and at all times any Obligations exist that: (a) no Guarantor (i) is a Sanctioned Person; (ii) has any of its assets in a Sanctioned Jurisdiction or in the possession, custody or control of a Sanctioned Person; or (iii) does business in or with, or derives any of its operating income from investments in or transactions with, any Sanctioned Jurisdiction or Sanctioned Person; (b) the proceeds of any loan will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Jurisdiction or Sanctioned Person; (c) the funds used to repay the loan proceeds are not derived from any unlawful activity; (d) each Guarantor is in compliance with, and no Guarantor engages in any dealings or transactions prohibited by, any laws of the United States including but not limited to any Anti-Terrorism Laws; and (e) no Collateral is or will become Embargoed Property. The Guarantor covenants and agrees that (A) it shall immediately notify the Bank in writing upon the occurrence of a Reportable Compliance Event; and (B) if, at any time, any Collateral becomes Embargoed Property, in addition to all other rights and remedies available to the Bank, upon request by the Bank, the Guarantor shall provide substitute Collateral acceptable to the Bank that is not Embargoed Property.

As used herein: "**Anti-Terrorism Laws**" means any laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering, or bribery, all as amended, supplemented or replaced from time to time; "**Collateral**" means any collateral securing any debt, liabilities or other obligations of any Obligor to the Bank; "**Compliance Authority**" means each and all of the (a) U.S. Treasury Department/Office of Foreign Assets Control, (b) U.S. Treasury Department/Financial Crimes Enforcement Network, (c) U.S. State Department/Directorate of Defense Trade Controls, (d) U.S. Commerce Department/Bureau of Industry and Security, (e) U.S. Internal Revenue Service, (f) U.S. Justice Department, and (g) U.S. Securities and Exchange Commission; "**Covered Entity**" means the Borrower, its affiliates and subsidiaries, all guarantors, pledgors of Collateral, all owners of the foregoing, and all brokers or other agents of the Borrower acting in any capacity in connection with the Facility; "**Embargoed Property**" means any property (a) in which a Sanctioned Person holds an interest; (b) beneficially owned, directly or indirectly, by a Sanctioned Person; (c) that is due to or from a Sanctioned Person; (d) that is located in a Sanctioned Jurisdiction; or (e) that would otherwise cause any actual or possible violation by the Bank of any applicable Anti-Terrorism Law if the Bank were to obtain an encumbrance on, lien on, pledge of or security interest in such property or provide services in consideration of such property; "**Obligor**" means the Guarantor, the Borrower, any other guarantor of, or any pledgor, mortgagor or other person or entity providing collateral support for, the Obligations; "**Reportable Compliance Event**" means (a) any Covered Entity becomes a Sanctioned Person, or is indicted, arraigned, investigated or custodially detained, or receives an inquiry from regulatory or law enforcement officials, in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or self-discovers facts or circumstances implicating any aspect of its operations

with the actual or possible violation of any Anti-Terrorism Law; (b) any Covered Entity engages in a transaction that has caused or may cause the Bank to be in violation of any Anti-Terrorism Laws, including a Covered Entity's use of any proceeds of the Facility to fund any operations in, finance any investments or activities in, or, make any payments to, directly or indirectly, a Sanctioned Jurisdiction or Sanctioned Person; or (c) any Collateral becomes Embargoed Property; "**Sanctioned Jurisdiction**" means a country subject to a sanctions program maintained by any Compliance Authority; and "**Sanctioned Person**" means any individual person, a group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any order or directive of any Compliance Authority or otherwise subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

19. **Indemnity.** The Guarantor agrees to indemnify each of the Bank, each legal entity, if any, who controls, is controlled by or is under common control with the Bank, and each of their respective directors, officers and employees (the "**Indemnified Parties**"), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) (each, a "**Claim**") which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Guarantor), in connection with or arising out of or relating to the matters referred to in this Guaranty, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Guarantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any Claim that is determined by a court of competent jurisdiction in a final, non-appealable judgment to have been solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Guaranty. The Guarantor may participate at its expense in the defense of any such action or Claim.

20. **Governing Law and Jurisdiction.** This Guaranty has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located (the "**State**"). **THIS GUARANTY WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE BANK AND THE GUARANTOR DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE, EXCLUDING ITS CONFLICT OF LAWS RULES, INCLUDING WITHOUT LIMITATION THE ELECTRONIC TRANSACTIONS ACT (OR EQUIVALENT) IN SUCH STATE (OR, TO THE EXTENT CONTROLLING, THE LAWS OF THE UNITED STATES OF AMERICA, INCLUDING WITHOUT LIMITATION THE ELECTRONIC SIGNATURES IN GLOBAL AND NATIONAL COMMERCE ACT).** The Guarantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Guaranty will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Guarantor individually, against any security or against any property of the Guarantor within any other county, state or other foreign or domestic jurisdiction. The Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Guarantor. The Guarantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

21. **Counterparts; Electronic Signatures and Records.** This Guaranty may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Notwithstanding any other provision herein, the Guarantor agrees that this Guaranty, any amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a "**Communication**") may, at the Bank's option, be in the form of an electronic record. Any Communication may, at the Bank's option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this section may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

22. **Limitation of Personal Liability.** Notwithstanding anything contained herein to the contrary, it is agreed that, unless an exception to the requirements of Regulation B of the Board of Governors of the Federal Reserve System applies in connection with the extension of the Obligations and the execution of this Guaranty, the spouse who is deemed not to be the applicant for purposes of such regulation shall not be personally liable under this Guaranty, provided that this provision will not limit the Bank's right to obtain such judgment, order or other relief against such individual as may be necessary for the Bank to exercise all of its rights and remedies with respect to assets held jointly as of the date of the Guarantor's most recent financial statement delivered prior to the date hereof or thereafter acquired.

23. **Equal Credit Opportunity Act.** If the Guarantor is not an "applicant for credit" under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 ("ECOA"), the Guarantor acknowledges that (i) this Guaranty has been executed to provide credit support for the Obligations, and (ii) the Guarantor was not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

24. **Authorization to Obtain Credit Reports.** By signing below, each person, who is signing in his or her individual capacity, requests and provides written authorization to the Bank or its designee (and any assignee or potential assignee hereof) to obtain such individual's personal credit profile from one or more national credit bureaus. This authorization extends to obtaining a credit profile in (i) considering an application for credit that is evidenced, guaranteed or secured by this document, (ii) assessing creditworthiness and (iii) considering extensions of credit, including on an ongoing basis, as necessary for the purposes of (a) update, renewal or extension of such credit or additional credit, (b) reviewing, administering or collecting the resulting account and (c) reporting on the repayment and satisfaction of such credit obligations. By signing below, such individual further ratifies and confirms his or her prior requests and authorizations with respect to the matters set forth herein. For the avoidance of doubt, this provision does not apply to persons signing below in their capacities as officers or other authorized representatives of entities, organizations or governmental bodies.

25. **Representation by Counsel.** The Guarantor hereby represents that it has been represented by competent counsel of its choice, or has knowingly waived its right to use and retain counsel, in the negotiation and execution of this Guaranty; that it has read and fully understood the terms hereof; that the Guarantor and any retained counsel have been afforded an opportunity to review, negotiate and modify the terms of this Guaranty; and that it intends to be bound hereby. In accordance with the foregoing, the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Guaranty.

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26. **<u>WAIVER OF JURY TRIAL</u>. THE GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT THE GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS GUARANTY, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS GUARANTY OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.**

The Guarantor acknowledges that it has read and understands all the provisions of this Guaranty, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

IS&S DELAWARE, INC.

By:______________________________ (SEAL)
Michael Linacre, CFO

122944704-5

Line of Credit and Investment Sweep Rider
(Single Option - SOFR)

PNC

THIS LINE OF CREDIT AND INVESTMENT SWEEP RIDER (**"Sweep Rider"**) is made as of May 11, 2023, between **INNOVATIVE SOLUTIONS AND SUPPORT, INC. and INNOVATIVE SOLUTIONS AND SUPPORT, LLC** (jointly and severally, individually and collectively, **"Borrower"**) and **PNC Bank, National Association** (**"Bank"**).

This Sweep Rider is incorporated into and made part of that certain promissory note dated May 11, 2023, as amended, restated or renewed from time to time (the **"Note"**), and also into certain other financing documents and security agreements executed by and between Borrower and Bank (the Note together with all such documents are collectively referred to as the **"Loan Documents"**). Pursuant to the Loan Documents, Bank has extended a line of credit (the **"Line of Credit"**) to Borrower, under which Borrower may borrow, repay and reborrow funds at any time prior to the Expiration Date (as defined in the Loan Documents). **As long as this Sweep Rider has not been terminated, the following (i) outlines the terms under which Bank will make advances under the Line of Credit and (ii) supersedes any provisions of the Loan Documents to the extent inconsistent herewith.**

NOW, THEREFORE, with the foregoing background deemed incorporated by reference and made a part hereof, the parties hereto, intending to be legally bound, covenant and agree as follows:

1. DEFINITIONS. For purposes of this Sweep Rider the following terms shall have the following meanings:

(i) **"Available Investment Amount"** means the amount by which the Final Available Balance exceeds the Target Balance.

(ii) **"Business Day"** means any day other than (a) a Saturday or Sunday or (b) a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania; provided that, when used in connection with an amount that bears interest at a rate based on SOFR (as defined below) or any direct or indirect calculation or determination of SOFR, the term "Business Day" means any such day that is also a U.S. Government Securities Business Day.

(iii) **"Final Available Balance"** means the **collected** balance in the DDA after all items have been posted for the Business Day.

(iv) **"Money Market Mutual Fund"** means the money market mutual fund described on the Schedule; provided that, following Borrower's written request, the money market mutual fund selected may be changed with the consent of Bank and Borrower.

(v) **"PNC Daily Interest Sweep"** means funds held in a deposit account at a PNC Bank, National Association branch which earn interest at a rate determined by Bank from time to time, in its sole discretion. The interest rate earned is based upon the amount on deposit, is not tied to any external rate or index and does not necessarily reflect the highest rate of interest offered by Bank to any particular class or category of customers.

(vi) **"U.S. Government Securities Business Day"** means any day except for (a) a Saturday or Sunday or (b) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

Capitalized terms used herein and not otherwise defined shall have the meanings given to those terms in the Schedule.

2. TRANSFER INSTRUCTIONS. During the term of this Sweep Rider, the following instructions from Borrower to Bank shall apply to transfers of assets by Bank from Borrower's checking account (the "**DDA**") listed on the Schedule set forth at the end of this Sweep Rider (the "**Schedule**") to the investment option selected by Borrower from time to time (the "**Investment**"), if any, currently either the Money Market Mutual Fund or the PNC Daily Interest Sweep. The initial Investment selection is listed on the Schedule. Borrower may change the selected Investment from time to time upon written notice to Bank.

At the close of each Business Day, Bank will review the activity in the DDA and will make transfers as follows:

Transfers from the DDA:

(A) If the Final Available Balance is positive and there is an outstanding principal balance under the Line of Credit, Bank will debit the DDA and repay the outstanding principal balance under the Line of Credit as set forth in Section 4 of this Sweep Rider.

(B) If there is no outstanding principal balance under the Line of Credit (whether as a result of a payment in accordance with Section 4 of this Sweep Rider or otherwise), then:

(i) if the selected Investment is the Money Market Mutual Fund and the Available Investment Amount is equal to or exceeds the Minimum Transfer Amount set forth on the Schedule, Bank will debit the Available Investment Amount from the DDA and will transmit the Available Investment Amount to the Money Market Mutual Fund on the next Business Day. Any funds transferred to the Money Market Mutual Fund will not be returned to the DDA until needed in the DDA, and the minimum amount that will be returned from the Money Market Mutual Fund to the DDA is the Minimum Transfer Amount; and

(ii) if the selected Investment is the PNC Daily Interest Sweep and the Available Investment Amount is equal to or exceeds the greater of $100,000 or the Minimum Transfer Amount set forth on the Schedule, Bank will debit the Available Investment Amount from the DDA and will transmit the Available Investment Amount to the PNC Daily Interest Sweep on the same Business Day. All funds in the PNC Daily Interest Sweep will be returned to the DDA at the beginning of the next Business Day; and

(iii) if no Investment is selected, then no additional transfer from the DDA will be made.

Transfers to the DDA:

(C) If the Final Available Balance is less than the Target Balance by at least the amount of the Minimum Transfer Amount, and the Investment is held in a Money Market Mutual Fund, Bank will direct a redemption and transfer from the Investment to the DDA, to the extent available, in an amount equal to the difference between the Target Balance and the Final Available Balance (the "**Credit Amount**").

(D) If the Final Available Balance is less than zero dollars ($0), after making all available transfers from the Investment, Bank will make an advance under the Line of Credit in an amount equal to the lesser of (a) the amount necessary to bring the balance in the DDA to zero dollars ($0), and (b) the amount, if any, available under the Line of Credit. All advances under the Line of Credit shall be evidenced by the Note and shall be deposited into the DDA.

Borrower acknowledges and agrees that Bank shall have a reasonable period of time to implement the sweep feature set forth in this section and to implement any changes in the selected Investment initiated by Borrower.

3. INTEREST. Effective as of the date hereof, Bank has agreed that loans made by Bank under the Line of Credit shall bear interest at a variable rate per annum equal to the sum of (A) Daily SOFR plus (B) an unadjusted spread of one hundred fifty basis points (1.5%) plus (C) a SOFR adjustment of ten basis points (0.1%).

All calculations of interest on the Line of Credit will be computed on the basis of a year of 360 days and paid on the actual number of days elapsed.

Bank shall have the right to make any technical, administrative or operational changes from time to time that Bank decides may be appropriate to reflect the adoption and implementation of SOFR or any other Benchmark (as defined in the Benchmark Replacement Addendum attached to this Sweep Rider and incorporated herein by this reference) or to permit the use and administration thereof by Bank in a manner substantially consistent with market practice or in such other manner as Bank decides is reasonably necessary. Notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such technical, administrative or operational changes will become effective without any further action or consent of Borrower. Bank shall provide notice to Borrower of any such amendment reasonably promptly after such amendment becomes effective.

If the applicable interest rate under this Sweep Rider is based on a Benchmark and Bank determines (which determination shall be final and conclusive) that (A) such Benchmark cannot be determined pursuant to its definition other than as a result of a Benchmark Transition Event (as defined in the Benchmark Replacement Addendum), or (B) any enactment, promulgation or adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank with any guideline, request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impracticable for Bank to make or maintain or fund loans based on that Benchmark, then Bank shall give notice thereof to Borrower. Thereafter, until Bank notifies Borrower that the circumstances giving rise to such determination no longer exist, (a) the availability of any loans bearing interest based on that Benchmark shall be suspended, and (b) the interest rate for all amounts outstanding under the Line of Credit shall be equal to the Alternate Rate.

The Benchmark Replacement Addendum provides a mechanism for determining an alternative rate of interest in the event that a Benchmark Transition Event (as defined in the Benchmark Replacement Addendum) has occurred. Bank does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the Benchmark. To the extent that any term or provision of the Benchmark Replacement Addendum is or may be inconsistent with any term or provision in the remainder of this Sweep Rider or any other Loan Document, the terms and provisions of the Benchmark Replacement Addendum shall control.

For purposes of this Sweep Rider,

"**Alternate Rate**" means the rate per annum equal to the Base Rate.

"**Base Rate**" means the higher of (i) the Prime Rate and (ii) the sum of the Overnight Bank Funding Rate plus fifty (50) basis points (0.50%); provided, however, if the Base Rate as determined above would be less than zero, then such rate shall be deemed to be zero. If and when the Base Rate as determined above changes, the rate of interest with respect to any advance bearing interest at a rate based on the Base Rate will change automatically without notice to Borrower, effective on the date of any such change.

"**Daily 1M SOFR**" means, for any day, the interest rate per annum determined by the Bank by dividing (the resulting quotient rounded upwards, at the Bank's discretion, to the nearest 1/100th of 1%) (A) the Term SOFR Reference Rate for such day for a one-month period, as published by the Term SOFR Administrator, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage; provided that if Daily 1M SOFR, determined as provided above, would be less than the Floor, then Daily 1M SOFR shall be deemed to be the Floor. The rate of interest will be adjusted automatically as of each Business Day based on changes in Daily 1M SOFR without notice to the Borrower.

"**Daily Simple SOFR**" means, for any day (a "**SOFR Rate Day**"), the interest rate per annum determined by Bank by dividing (the resulting quotient rounded upwards, at Bank's discretion, to the nearest 1/100th of 1%) (A) SOFR for the day (the "**SOFR Determination Date**") that is 2 Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage, in each case, as such SOFR is published by the NYFRB (or a successor administrator of the secured overnight financing rate) on the website of the NYFRB, currently at http://www.newyorkfed.org, or any successor source identified by the NYFRB or its successor administrator for the secured overnight financing rate from time to time. If Daily Simple SOFR as determined above would be less than the Floor, then Daily Simple SOFR shall be deemed to be the Floor. If SOFR for any SOFR Determination Date has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the second Business Day immediately following such SOFR Determination Date, then SOFR for such SOFR Determination Date will be SOFR for the first Business Day preceding such SOFR Determination Date for which SOFR was published in accordance with the definition of "SOFR"; provided that SOFR determined pursuant to this sentence shall be used for purposes of calculating Daily Simple SOFR for no more than 3 consecutive SOFR Rate Days. If and when Daily Simple SOFR as determined above changes, any applicable rate of interest based on Daily Simple SOFR will change automatically without notice to Borrower, effective on the date of any such change.

"**Daily SOFR**" means Daily 1M SOFR.

"**Floor**" means a rate of interest per annum equal to zero.

"**NYFRB**" means the Federal Reserve Bank of New York.

"**Overnight Bank Funding Rate**" means, for any day, the rate comprised of both overnight federal funds and overnight eurocurrency borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB, as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by the NYFRB (or by such other recognized electronic source (such as Bloomberg) selected by Bank for the purpose of displaying such rate); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, a comparable replacement rate determined by Bank at such time (which determination shall be conclusive absent manifest error). If the Overnight Bank Funding Rate determined as above would be less than zero, then such rate shall be deemed to be zero. The rate of interest charged shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate without notice to Borrower.

"**Prime Rate**" means the rate publicly announced by Bank from time to time as its prime rate. The Prime Rate is determined from time to time by Bank as a means of pricing some loans to its borrowers. The Prime Rate is not tied to any external rate of interest or index and does not necessarily reflect the lowest rate of interest actually charged by Bank to any particular class or category of customers.

"**SOFR**" means a rate equal to the secured overnight financing rate as administered by the NYFRB (or a successor administrator of the secured overnight financing rate).

"**SOFR Reserve Percentage**" means, for any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to SOFR funding.

"**Term SOFR Administrator**" means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Bank in its reasonable discretion).

"**Term SOFR Reference Rate**" means the forward-looking term rate based on SOFR.

4. **PAYMENTS.** Interest will be due and payable on or about the first day of each month and will be charged to the DDA. All fees and expenses due to Bank will be charged to the DDA. If there are insufficient funds in the DDA to pay interest and/or the fees and expenses due, Bank shall, on behalf of Borrower, make an advance under the Line of Credit to the extent Borrower has availability thereunder. Otherwise, any unpaid interest and fees and expenses will be immediately due and payable by Borrower. At the end of any Business Day, any Final Available Balance in the DDA shall be automatically applied to the repayment of the outstanding principal balance under the Line of Credit.

5. **EVENT OF DEFAULT.** Pursuant to the terms of the Loan Documents, Bank will not be obligated to make any advance under the Line of Credit if any Event of Default (as defined in the Loan Documents) or event which, with the passage of time, provision of notice or both, would constitute an Event of Default shall have occurred and be continuing.

6. **STATEMENTS; SECURITY INTEREST.** All transfers between the DDA and the Investment will be shown on the monthly statement for the DDA. Investment balances will be shown on a separate monthly statement. Dividends paid by the Money Market Mutual Fund will be credited to the DDA account. Interest earned on the PNC Daily Interest Sweep will be credited to the DDA on the following Business Day. Bank shall have, with respect to Borrower's obligations to Bank and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and Borrower hereby assigns, conveys, delivers, pledges and grants a security interest to Bank in all of Borrower's right, title and interest in and to, all of Borrower's deposits, moneys, securities and other investment property now or hereafter in the possession of or on deposit with, or in transit to, the Investment, Bank or any direct or indirect subsidiary of The PNC Financial Services Group, Inc. Upon written direction from Bank, and without further consent from Borrower, the custodian for the Investment is authorized to comply with all entitlement orders, instructions and directions of any kind originated by Bank concerning the Investment.

7. **INVESTMENTS; LIMITATION OF LIABILITY.** Bank has forwarded to Borrower all required investment disclosures for the Investment, including the prospectus for the Money Market Mutual Fund, if applicable, and Borrower has selected such Investment. Borrower acknowledges receipt of the prospectus and other disclosures for the Money Market Mutual Fund, if applicable, and further acknowledges that Bank has not provided any advice or recommendations of any kind with respect to the selection of the Money Market Mutual Fund. Borrower acknowledges that the provision of the services outlined in this Sweep Rider does not create a fiduciary relationship between Borrower and Bank. Borrower represents to Bank that it has all necessary authority to invest in the Investment selected. All Investment selections are made at Borrower's own risk and are without recourse to Bank. The Investment involves investment risk, including possible loss of principal amount invested and the other risks described in the Disclosure included in this Sweep Rider. Bank and its affiliates may provide investment advisory and other services to or for the Money Market Mutual Fund and, if such services are provided, shall be compensated for such services. Bank may vote any proxy received with respect to the Money Market Mutual Fund,

in its sole discretion, including voting to change fees paid by the Money Market Mutual Fund to Bank or its affiliates. Bank may revise the Investment options available from time to time upon notice to Borrower.

In performing services hereunder, Bank will be governed by a standard of ordinary care. Bank shall not be liable for any actions of the transfer agent, custodian or distributor of the Money Market Mutual Fund or any other third party. In any event, Bank shall not be liable for any indirect, consequential, incidental, punitive, exemplary or special losses, damages or expenses (including counsel fees) which Borrower may incur or suffer, whether or not the possibility or likelihood of such damage was known or contemplated by Bank. In no event will Bank be liable for its inability to perform its obligations hereunder if such inability arises out of causes beyond its reasonable control.

8. TERMINATION. This Sweep Rider may be terminated by either party upon written notice to the other. Notwithstanding the prior sentence, this Sweep Rider may be immediately terminated by Bank *without notice* upon (i) the filing by or against Borrower of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and in the case of any such proceeding instituted against Borrower, such proceeding is not dismissed or stayed within thirty (30) days of the commencement thereof, provided that Bank shall not be obligated to advance additional funds during such period); or (ii) any assignment by Borrower for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of Borrower held by or deposited with Bank.

If this Sweep Rider is terminated, Bank shall in its discretion (i) direct the redemption of all Money Market Mutual Fund balances and (ii) transfer all funds in the Investment to the DDA to cover any negative balance in the DDA and to repay amounts owed under the Line of Credit, in such order as Bank may determine. **Following such transfer from the Investment, the transfer instructions set forth in Section 2 of this Sweep Rider and all other provisions stated herein shall no longer apply, and the terms of the Loan Documents (without giving effect to this Sweep Rider) shall thereafter govern the Line of Credit.**

9. FEES. Bank's monthly fee for its services relating to this Sweep Rider is set forth on the Schedule. Such fee may be modified by Bank from time to time upon written notice to Borrower. Bank may be separately and additionally compensated or may derive profit in connection with the Investment.

10. MISCELLANEOUS. No modification, amendment or waiver of, or consent to any departure by Borrower from, any provision of this Sweep Rider will be effective unless made in a writing signed by Bank, and then such amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, Bank may modify this Sweep Rider for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that Bank shall send a copy of any such modification to Borrower (which notice may be given by electronic mail). No delay or omission on Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Bank's action or inaction impair any such right or power. If any provision contained in this Sweep Rider should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions. This Sweep Rider may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

11. NOTICES; ELECTRONIC SIGNATURES AND RECORDS. All notices, disclosures, statements, demands, requests, consents, approvals and other communications required or permitted hereunder (**"Notices"**) must be in writing (except as otherwise provided in this Sweep Rider or in the other Loan Documents). Notices may be given in any manner to which the parties may agree. Without limiting the foregoing, first-class mail, postage prepaid, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. In addition, the parties agree that Notices may be sent electronically to any electronic address provided by a party from time to time or through an automated platform that Bank provides to Borrower. Notices will be effective upon receipt. For purposes hereof, "receipt" means: (i) for notices sent by U.S. mail, the third

business day after the date such notice was sent; (ii) for notices delivered by hand or sent by overnight courier service, the date delivered; (iii) for notices sent by facsimile or electronic communication, the date when sent; and (iv) for notices sent by any other method, the date received. Borrower agrees that this Sweep Rider, the other Loan Documents, any amendments thereto, and any other information, notice, signature card, agreement or authorization related thereto (each, a "**Communication**") may, at Bank's option, be in the form of an electronic record. Any Communication may, at Bank's option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this section may include, without limitation, use or acceptance by Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

12. **ENTIRE AGREEMENT.** This Sweep Rider and the Loan Documents and all of the documents and instruments referenced therein constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

13. **SUCCESSORS AND ASSIGNS.** This Sweep Rider will be binding upon and inure to the benefit of Borrower and Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that Borrower may not assign this Sweep Rider in whole or in part without Bank's prior written consent; and Bank may, at any time, assign any of its rights and obligations under this Sweep Rider in whole or in part.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

SCHEDULE

The checking account ("**DDA**") shown below will be subject to the terms of the foregoing Line of Credit and Investment Sweep Rider (the "**Rider**") and will also be governed by Bank's agreements, policies, procedures and fee arrangements that are generally applicable to commercial demand deposit accounts from time to time.

CHECKING ACCOUNT (DDA) NUMBER 1006795363	AUTHORIZED BORROWER CONTACT (NAME) Michael Linacre
MONTHLY FEE $385	TARGET BALANCE $0
MINIMUM TRANSFER AMOUNT $0	
INVESTMENT: (Choose One or indicate that no Investment is to be made; if no option is selected, Borrower is deemed to have elected no Investment) __________ No Investment __________ PNC Daily Interest Sweep _____X______ Money Market Mutual Fund: BLACKROCK T-FUND DOLLAR SHARES, as updated from time to time in accordance with the terms of the Rider.	

[SIGNATURES APPEAR ON FOLLOWING PAGE]

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

BANK:
PNC BANK, NATIONAL ASSOCIATION

By: ______________________ (SEAL)
Anna Parchem, Assistant Vice President

BORROWER:
INNOVATIVE SOLUTIONS AND SUPPORT, INC.

By: ______________________ (SEAL)
Michael Linacre, CFO

INNOVATIVE SOLUTIONS AND SUPPORT, LLC

By: ______________________ (SEAL)
Michael Linacre, CFO

Disclosure:

FDIC regulations require banks to make certain disclosures to their customers (referred to herein as "Borrower" or "you") who use sweep services to move funds from a deposit account to another deposit account or to a non-deposit investment vehicle. The purpose of this communication is to inform you whether your funds subject to sweep arrangements are deposits covered by FDIC deposit insurance or, if not, what the status of your funds would be if the Bank failed.

You use the Bank's Line of Credit Sweep service, which sweeps funds from your Bank demand deposit account to pay down your loan with the Bank. In the event of the failure of the Bank, the FDIC would treat the sweep transaction for that day as having been completed. If funds were swept from your demand deposit account to your loan account, the FDIC would recognize the credit to reduce the amount of your loan. If you use the Investment Sweep feature with your Line of Credit Sweep service, shown below are the disclosures for the investment sweep vehicle you are using, explaining whether or not your funds would be deposits covered by FDIC insurance.

If you use the PNC Daily Interest Sweep with your Line of Credit Sweep service:

You use the PNC Daily Interest Sweep Investment Sweep feature with your PNC Bank Line of Credit Sweep service, which sweeps funds from your Bank demand deposit account to a domestic deposit account with the Bank and is FDIC insured to the legal limit. The balance of the PNC Daily Interest Sweep shall be determined by adding amounts credited to the PNC Daily Investment Sweep, less the amounts deducted from the PNC Daily Investment Sweep during the applicable time period.

If you use a money market mutual fund with your Line of Credit Sweep service:

You use the PNC Bank Sweep Investment service with your PNC Bank Line of Credit Sweep service, which sweeps funds from your Bank demand deposit account to a money market mutual fund. Investors should carefully consider the investment objectives, risks and fees of the money market mutual fund carefully before investing. The applicable money market mutual fund prospectus should be read carefully before investing. Funds in a money market mutual fund are not deposits and are not guaranteed or insured by the FDIC, the U.S. Government or any bank, including Bank. With the Sweep Investment service to a money market mutual fund, funds swept from your demand deposit account on a given day are not transferred to the money market mutual fund until the next banking day. In the event of the failure of the Bank, the FDIC would treat the sweep transaction for that day as not having been completed. In that case, your funds would be treated as remaining in your demand deposit account and the funds would be covered by FDIC insurance to the maximum amount provided by law.

Benchmark Replacement Addendum

Notwithstanding anything to the contrary herein or in any other Loan Document, if Bank determines (which determination shall be final and conclusive) that a Benchmark Transition Event has occurred with respect to a Benchmark, Bank may amend this Sweep Rider to replace such Benchmark with a Benchmark Replacement (as defined below); and any such amendment shall be in writing, shall specify the date that the Benchmark Replacement is effective and will not require any further action or consent of Borrower. Until the Benchmark Replacement is effective, amounts bearing interest with reference to a Benchmark will continue to bear interest with reference to such Benchmark as long as such Benchmark is available, and otherwise such amounts automatically will bear interest at the Alternate Rate.

For purposes of this Addendum, the following terms have the meanings set forth below:

"**Benchmark**" means, at any time, any interest rate index then used in the determination of an interest rate under the terms of this Sweep Rider. Once a Benchmark Replacement becomes effective under this Sweep Rider, it is a Benchmark.

"**Benchmark Replacement**" means, for any Benchmark, the sum of (a) an alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case that has been selected by Bank as the replacement for such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the official sector or any official sector-sponsored committee or working group, for U.S. dollar-denominated credit facilities at such time; provided that, if the Benchmark Replacement as determined pursuant to the foregoing would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Sweep Rider and the other Loan Documents.

"**Benchmark Transition Event**" means a public statement or publication by or on behalf of the administrator of a Benchmark, the regulatory supervisor of such administrator, the Board of Governors of the Federal Reserve System, NYFRB, an insolvency official or resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease to provide such Benchmark permanently or indefinitely, provided that at the time of such statement or publication there is no successor administrator that will continue to provide such Benchmark or (b) such Benchmark is or will no longer be representative.

R1 (SOFR STD 2021 (notice))
Streamlined

Reimbursement Agreement for Standby and Commercial Letter(s) of Credit

PNC

THIS REIMBURSEMENT AGREEMENT FOR STANDBY AND COMMERCIAL LETTER(S) OF CREDIT (this "**Agreement**") is made as of May 11, 2023, by **INNOVATIVE SOLUTIONS AND SUPPORT, INC. and INNOVATIVE SOLUTIONS AND SUPPORT, LLC** (jointly and severally, individually and collectively, the "**Obligor**"), with an address at 720 Pennsylvania Drive, Exton, PA 19341, in favor of **PNC Bank, National Association** (the "**Bank**") **and any Bank Affiliate** (as hereinafter defined), with an address at 1600 Market Street, Philadelphia, PA 19103. From time to time by submitting an application in a form approved by the Bank (an "**Application**"), the Obligor or any of its subsidiaries or affiliates may request the issuance of one or more letters of credit (each, a "**Credit**"). The Bank or any Bank Affiliate may issue any such Credit, but they shall have no obligation to do so unless otherwise agreed in writing. The Obligor agrees that the following terms and conditions shall apply to any Credit:

1. Definitions and Interpretation. (a) In addition to terms defined elsewhere in this Agreement:

"**Bank**" means the Bank or any Bank Affiliate that issues a Credit;

"**Bank Affiliate**" means (i) any direct or indirect subsidiary of The PNC Financial Services Group, Inc., including without limitation PNC Bank Canada Branch, or (ii) any correspondent;

"**Base Rate**" means the highest of (A) the Prime Rate, (B) the sum of the Overnight Bank Funding Rate plus 50 basis points (0.50%), and (C) the sum of Daily Simple SOFR plus 100 basis points (1.00%), so long as Daily Simple SOFR is offered, ascertainable and not unlawful; provided, however, if the Base Rate as determined above would be less than zero, then such rate shall be deemed to be zero. Such rate shall be subject to adjustment as of each Business Day based on changes to any applicable rates or indices described herein, without notice to the Obligor;

"**Business Day**" means any day other than a Saturday, Sunday or other day on which banks in Pittsburgh, Pennsylvania (and, if PNC Bank Canada Branch has issued any Credit, Toronto, Ontario, Canada), or any other city of which the Bank may give the Obligor notice from time to time, are authorized or required by law to close; provided that, when used in connection with an amount that bears interest at a rate based on SOFR or any direct or indirect calculation or determination involving SOFR, the term "Business Day" means any such day that is also a U.S. Government Securities Business Day;

"**Daily Simple SOFR**" means, for any day (a "**SOFR Rate Day**"), the interest rate per annum determined by the Bank by dividing (the resulting quotient rounded upwards, at the Bank's discretion, to the nearest 1/100th of 1%) (A) SOFR for the day (the "**SOFR Determination Date**") that is 2 Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage, in each case, as such SOFR is published by the NYFRB (or a successor administrator of the secured overnight financing rate) on the website of the NYFRB, currently at http://www.newyorkfed.org, or any successor source identified by the NYFRB or its successor administrator for the secured overnight financing rate from time to time. If Daily Simple SOFR as determined above would be less than zero, then Daily Simple SOFR shall be deemed to be zero. If SOFR for any SOFR Determination Date has not been published by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the second Business Day immediately following such SOFR Determination Date, then SOFR for such

SOFR Determination Date will be SOFR for the first Business Day preceding such SOFR Determination Date for which SOFR was published in accordance with the definition of "SOFR"; provided that SOFR determined pursuant to this sentence shall be used for purposes of calculating Daily Simple SOFR for no more than 3 consecutive SOFR Rate Days;

"**Dollar Equivalent**" means, with respect to an amount due in any currency other than U.S. dollars, as of any date of determination, the U.S. dollar equivalent of the amount of such sums due in such currency as determined by the Bank in accordance with its usual procedures on the basis of its spot rate for the purchase of such currency with U.S. Dollars at approximately 11:00 a.m., Prevailing Time, plus all actual costs of settlement, including amounts incurred by the Bank to comply with currency exchange requirements of any Governmental Authority;

"**Governmental Authority**" means any *de facto* or *de jure* domestic or foreign government, court, tribunal, agency, or other purported authority;

"**ISP98**" means the International Standby Practices 1998, and any subsequent official revision thereof;

"**Nonstandard Credit**" means a Credit issued in a form that includes any provision that does not conform to standard letter of credit practice as determined by the Bank in its sole discretion;

"**NYFRB**" means the Federal Reserve Bank of New York;

"**Order**" means any of the following, issued by the Bank at the Obligor's request: an air delivery order issued to an air carrier, a letter of guarantee or of indemnity issued to a steamship agent or carrier, or any document or instrument of like import;

"**Overnight Bank Funding Rate**" means, for any day, the rate comprised of both overnight federal funds and overnight Eurocurrency borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB, as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by the NYFRB (or by such other recognized electronic source (such as Bloomberg) selected by the Bank for the purpose of displaying such rate); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, such rate shall be a comparable replacement rate determined by the Bank at such time (which determination shall be conclusive absent manifest error). If the Overnight Bank Funding Rate determined as above would be less than zero, then such rate shall be deemed to be zero;

"**Prevailing Time**" means the prevailing time in Pittsburgh, Pennsylvania (or any other city of which the Bank may have given the Obligor notice) on the date in question;

"**Prime Rate**" means the rate publicly announced by the Bank from time to time as its prime rate. The Prime Rate is determined from time to time by the Bank as a means of pricing some loans to its borrowers. The Prime Rate is not tied to any external rate of interest or index and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers;

"**SOFR**" means a rate equal to the secured overnight financing rate as administered by the NYFRB (or a successor administrator of the secured overnight financing rate);

"**SOFR Reserve Percentage**" means, for any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for

determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to SOFR funding;

"**Taxes**" means all taxes, fees, duties, levies, imposts, deductions, charges or withholdings of any kind (other than taxes on the Bank's net income);

"**UCP**" means the Uniform Customs and Practice for Documentary Credits as most recently published by the International Chamber of Commerce at the time a Credit is issued; and

"**U.S. Government Securities Business Day**" means any day except for (A) a Saturday or Sunday or (B) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

(b) By submitting an Application to the Bank, the Obligor agrees that a Credit may be issued by the Bank or any Bank Affiliate, as designated by the Bank, unless otherwise agreed, and this Agreement shall be enforceable by the Bank or any such Bank Affiliate. If this Agreement is signed by more than one Obligor, each shall be deemed to make to the Bank all the representations, warranties and covenants contained herein, and each shall be jointly and severally liable hereunder. Any reference herein to this Agreement, an Application, a Credit, or any other instrument, agreement or document related hereto or thereto shall be deemed to refer to all amendments, modifications, extensions and renewals hereof and thereof. Determinations made by the Bank pursuant to the terms hereof shall be conclusive absent manifest error.

2. Payments. (a) The Obligor will pay to the Bank all amounts to be paid by the Bank with respect to, or on account of, each draft or other payment demand made under a Credit no later than 10 a.m., Prevailing Time, on the date such payment is to be made by the Bank, or such earlier time as the Bank may reasonably require. If a Credit calls for the delivery by the Bank of an item other than money, the Obligor shall deliver or cause to be delivered such item to the Bank at such time, in advance of the time the Bank is to deliver such item, as the Bank may reasonably require.

(b) The Obligor agrees to be primarily liable for payment to the Bank of all amounts to be paid by the Bank with respect to, or on account of, any Credit issued by the Bank at the request of any subsidiary or affiliate of the Obligor. The Obligor authorizes the Bank to accept Applications from the Obligor's subsidiaries and affiliates.

(c) The Obligor will pay to the Bank upon receipt of the Bank's invoice therefor (i) interest on all amounts payable to the Bank hereunder from the date due to the date of payment as follows: (A) if the applicable Credit is issued under a committed or discretionary line of credit extended by the Bank, at the applicable rate set forth in the note or any other document evidencing or governing the obligation of the Obligor (or its parent or affiliate) to repay advances under such line of credit, or (B) if the applicable Credit is not issued under such a line of credit, or if there is no such note or other document establishing such rate, at the Base Rate *plus* ______% (or, if the preceding blank is not completed, at the Base Rate *plus* 4%); provided that in no event shall the Obligor pay interest in excess of the maximum rate permitted by applicable law; (ii) the Bank's fees as separately agreed to by the Obligor and the Bank; (iii) the customary commissions and other charges regularly charged by the Bank for letters of credit; and (iv) all charges and expenses paid or incurred by the Bank or any of its correspondents in connection with this Agreement or any Credit, including all reasonable legal fees and expenses, whether of internal or external counsel to the Bank. All periodic interest, fees and commissions shall be calculated on the basis of the actual days elapsed in a 360-day year, and interest shall continue to accrue at the applicable rate set forth herein whether or not a default exists or a judgment has been entered.

(d) All amounts payable hereunder by the Obligor shall be paid to the Bank at its address set forth above or at such other place as the Bank may give notice from time to time, in immediately available funds in the currency specified by the Bank, without set off, defense, recoupment, deduction, cross-claim or counterclaim of

any kind; and free and clear of, and without deduction for, any present or future Taxes. If the Bank or the Obligor pays any Taxes, whether or not correctly or legally assessed, the amounts payable hereunder shall be increased so that, after the payment of such Taxes, the Bank shall have received an amount equal to the sum the Bank would have received had no such Taxes been paid. If any amount payable hereunder is denominated in a currency other than U.S. dollars, the Obligor shall make payment in such currency or, at the Bank's option, shall pay the Dollar Equivalent thereof. To effect any payment due hereunder, the Bank may debit any account that the Obligor may have with the Bank or any Bank Affiliate.

3. **Nature of Obligations.** (a) The Obligor's obligations to the Bank under this Agreement are absolute, unconditional and irrevocable, and shall be paid and performed in accordance with the terms hereof irrespective of any act, omission, event or condition, including, without limitation (i) the form of, any lack of power or authority of any signer of, or the lack of validity, sufficiency, accuracy, enforceability or genuineness of (or any defect in or forgery of any signature or endorsement on) any draft, demand, document, certificate or instrument presented in connection with any Credit, or any fraud or alleged fraud in connection with any Credit, any obligation underlying any Credit, or the transport of any property relating to a Credit, in each case, even if the Bank or any of its correspondents have been notified thereof; (ii) any claim of breach of warranty that might be made by the Obligor or the Bank against any beneficiary of a Credit, or the existence of any claim, set off, recoupment, counterclaim, cross-claim, defense, or other right that the Obligor may at any time have against any beneficiary, any successor beneficiary, any transferee or assignee of the proceeds of a Credit, the Bank or any correspondent or agent of the Bank, or any other person, however arising; (iii) any acts or omissions by, or the solvency of, any beneficiary of any Credit, or any other person having a role in any transaction or obligation relating to a Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property relating to a Credit; (iv) any failure by the Bank to issue any Credit in the form requested by the Obligor, *unless* the Bank receives written notice from the Obligor of such failure within three Business Days after the Bank shall have furnished the Obligor (by facsimile transmission or otherwise) a copy of such Credit and such error is material; and (v) any action or omission (including failure or compulsion to honor a presentation under any Credit) by the Bank or any of its correspondents in connection with a Credit, draft or other demand for payment, document, or any property relating to a Credit, and resulting from any censorship, law, regulation, order, control, restriction, or the like, rightfully or wrongly exercised by any Governmental Authority, or from any other cause beyond the reasonable control of the Bank or any of its correspondents, or for any loss or damage to the Obligor or to anyone else, or to any property of the Obligor or anyone else, resulting from any such action or omission.

(b) The Bank is authorized to (i) honor any presentation under a Credit without regard to, and without any duty on the Bank's part to inquire into, any transaction or obligation underlying such Credit, or any disputes or controversies between the Obligor and any beneficiary of a Credit, or any other person, notwithstanding that the Bank may have assisted the Obligor in the preparation of the wording of any Credit or documents required to be presented thereunder or that the Bank may be aware of any underlying transaction or obligation or be familiar with any of the parties thereto; and (ii) accept or pay, as complying under the terms of the Credit, any drafts, certificates or other documents requesting payment that are signed or issued by an administrator, executor, heir, successor, assign, trustee in bankruptcy, debtor-in-possession, assignee for benefit of creditors, liquidator, receiver, agent, attorney in fact or other representative of any beneficiary.

(c) The Obligor agrees that any action or omission by the Bank or any of its correspondents in connection with any Credit or presentation thereunder shall be binding on the Obligor and shall not result in any liability of the Bank or any of its correspondents to the Obligor in the absence of the gross negligence or willful misconduct of the Bank. Without limiting the generality of the foregoing, the Bank and each of its correspondents (i) may rely on any oral or other communication believed in good faith by the Bank or such correspondent to have been authorized or given by or on behalf of the Obligor; (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Credit; (iii) may honor a previously dishonored presentation under a Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by the Bank; (iv) may honor any

drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being separately delivered), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Credit; (v) is authorized (but shall not be required) to disregard any non-documentary condition stated in a Credit; (vi) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and (vii) may settle or adjust any claim or demand made on the Bank in any way related to an Order or a Nonstandard Credit, and honor any drawing in connection with any (A) Nonstandard Credit or (B) Credit that is the subject of an Order, notwithstanding that any drafts or other documents presented in connection with such Credit described in (A) or (B) in this sentence fail to conform in any way with such Credit. In no event shall the Bank be liable to the Obligor for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including without limitation attorneys' fees), or for any damages resulting from any change in the value of any property relating to a Credit.

(d) The Obligor acknowledges that the rights and obligations of the Bank under a Credit are independent of the existence, performance or nonperformance of any contract or arrangement underlying such Credit, including contracts or arrangements between the Obligor and the beneficiary of the Credit and between the Obligor and the Bank. The Bank shall have no duty to notify the Obligor of its receipt of a demand or draft, certificate or other document presented under a Credit, or of its decision to honor such demand. The Bank may, without incurring any liability to the Obligor or impairing its entitlement to reimbursement under this Agreement, honor a demand under a Credit despite notice from the Obligor of, and without any duty to inquire into, any defense to payment or any adverse claims or other rights against the beneficiary of the Credit or any other person. The Bank shall have no duty to request or require the presentation of any document, including any default certificate, not required to be presented under the terms and conditions of a Credit. The Bank shall have no duty to seek any waiver of discrepancies from the Obligor, nor any duty to grant any waiver of discrepancies that the Obligor approves or requests. The Bank shall have no duty to extend the expiration date or term of a Credit or to issue a replacement letter of credit on or before the expiration date of a Credit or the end of such term.

(e) If, at the Obligor's request or direction, the Bank issues a Credit (i) for the benefit of a beneficiary or its successors and/or assigns which is not governed by ISP98, or (ii) in transferable form, the Bank shall have no duty to determine the proper identity of any person or entity claiming to be a beneficiary's successor and/or assign or appearing in a transfer request, draft or other document as a successor or assign, transferor or transferee, nor shall the Bank be responsible for the validity, appropriateness or correctness of any transfer.

(f) The Bank is not obligated to recognize an assignment of proceeds of Credit unless and until the Bank consents to such assignment and the assignee acknowledges such assignment in writing; and except as otherwise required by applicable law, the Bank shall not be obligated to give or withhold its consent to an assignment of proceeds of a Credit. However, if the Bank consents to an assignment of proceeds of a Credit, the Bank shall have no duty to determine the proper identity of anyone appearing to be the assignor or assignee, nor shall the Bank be responsible for the validity, appropriateness or correctness of any such assignment.

(g) This Agreement shall be binding upon the Obligor with respect to any extension or modification of a Credit made at the Obligor's request or with the Obligor's consent. The Obligor's obligations under this Agreement shall not be reduced or impaired in any way by any agreement by the Bank and the beneficiary of a Credit extending the Bank's time to honor or give notice of discrepancies and any such agreement shall be binding on the Obligor.

(h) The Obligor's failure to object to any document within 15 calendar days of receipt thereof, or acceptance or retention of any documents presented under or in connection with the Credit (including originals or copies of documents sent directly to the Obligor or any designee of the Obligor), or acceptance or retention of any property for which payment is supported by the Credit, shall ratify the Bank's honor of the documents and absolutely preclude the Obligor from raising a defense or claim with respect to the Bank's honor of the relevant presentation.

(i) If the Obligor or any other person seeks to delay or enjoin the honor by the Bank of a presentation under a Credit, the Bank shall have no obligation to delay or refuse to honor the presentation until validly so ordered by a court of competent jurisdiction.

4. **Set Off and Security**. As collateral security for the due payment and performance of the Obligor's obligations to the Bank hereunder and otherwise, whether such obligations are absolute or contingent and exist now or arise after the date hereof, the Obligor grants to the Bank a contractual possessory security interest in, an unqualified right to possession and disposition of, and a contractual right of set off against, in each case, to the fullest extent permitted by law (a) all property relating to any Credit, and all drafts, payment demands, transport documents, warehouse receipts, documents of title, policies or certificates of insurance and other documents relating to any Credit; (b) property in the possession of, on deposit with, or in transit to, the Bank or any Bank Affiliate, now or hereafter, regardless of how obtained or held (whether in a general or special account or deposit, jointly or with someone else, in safekeeping, or otherwise); and (c) the proceeds (including insurance proceeds) of each of the above (collectively, the "**Collateral**"). On demand by the Bank, the Obligor will transfer to the Bank's possession and control any Collateral not then in the Bank's possession or control. The Bank's rights with respect to the Collateral may be exercised without demand on or notice to the Obligor. The Bank is hereby appointed attorney-in-fact for the Obligor and authorized to execute and file on behalf of the Obligor financing statements and other instruments to perfect the right of the Bank in all or any part of the Collateral, and to take such action as the Bank may deem necessary to register in the name of the Bank or its nominee, or otherwise to transfer, all or any part of the Collateral. The Bank shall be deemed to have exercised its right of set off immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such set off on its books and records at a later time. The Obligor waives mutuality and maturity of debt in connection with such right of set off. The Obligor agrees from time to time to deliver to the Bank, on demand, such further agreements and instruments, and such additional security, as the Bank may require to secure, or further secure, the Obligor's obligations hereunder. If any Collateral is released to the Obligor or its order, the Obligor shall execute and deliver to the Bank such trust receipts or other security agreements as the Bank may require. In addition, if the Bank, at the Obligor's request and in the Bank's discretion, delivers to the Obligor or its order any of the Collateral that is the subject of a Credit before the Bank honors a presentment under such Credit, or if the Bank agrees to expedite the delivery of such Collateral prior to the arrival of the pertinent documents, the Obligor authorizes the Bank to honor any presentment under such Credit notwithstanding any discrepancies therein. In the event a Credit expires at a place other than the Bank's counters, the Bank will not release Collateral pertaining to such Credit until 31 days after such Credit has expired.

5. **Representations, Warranties, Covenants**. The Obligor represents, warrants, and covenants as of the date of this Agreement, and as of the date of the issuance or amendment of each Credit hereunder, and at all times that any obligations exist hereunder, that (a) if not a natural person, the Obligor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and duly qualified to do business in those jurisdictions in which its ownership of property or the nature of its business activities makes such qualification necessary; (b) the Obligor has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all such action has been duly authorized by all necessary proceedings on the Obligor's part, and neither now nor hereafter shall contravene or result in a breach of any organizational document of the Obligor, any agreement, document, or instrument binding on the Obligor or its property, or any Law (hereinafter defined) of any Governmental Authority, or require any notice, filing, or other action to or by any Governmental Authority; (c) all financial statements and other information received from the Obligor by the Bank prior to the date hereof fairly and accurately present its financial condition in accordance with generally accepted accounting principles, and no material adverse change has occurred in the Obligor's financial condition or business operations since the date thereof; (d) there are no actions, suits, proceedings or governmental investigations pending or, to the knowledge of the Obligor, threatened against the Obligor which could result in a material adverse change in its financial condition or business operations; (e) the Obligor will promptly submit to the Bank such information relating to the Obligor's affairs as the Bank may reasonably request, including but not limited to annual financial statements, and such other information and documentation as may be reasonably requested by the Bank from time to time for purposes of compliance by the Bank with applicable laws (including without limitation the USA

PATRIOT Act and other "know your customer" and anti-money laundering rules and regulations) and any policy or procedure implemented by the Bank to comply therewith; (f) if the Obligor is or was required to execute and deliver to the Bank a Certification of Beneficial Owner(s) (individually and collectively, as updated from time to time, the "**Certification of Beneficial Owners**"), the information in the Certification of Beneficial Owners is true, complete and correct as of the date hereof and the date on which each updated Certification of Beneficial Owners is provided to the Bank, and the Obligor will provide confirmation of the accuracy of the information set forth in the Certification of Beneficial Owners, and deliver a new Certification of Beneficial Owners in form and substance acceptable to the Bank, as and when requested by the Bank and/or when any individual identified as a controlling party and/or a direct or indirect individual owner on the most recent Certification of Beneficial Owners provided to the Bank has changed; (g) the Obligor will provide prompt written notice to the Bank of the occurrence of any of the following (together with a description of the action which the Obligor proposes to take with respect thereto): (i) any Event of Default (as hereinafter defined) or any event, act or condition which, with the passage of time or the giving of notice, or both, would constitute an Event of Default (a "**Default**"), (ii) any litigation filed by or against the Obligor, or (iii) any event which might result in a material adverse change in the business, assets, operations, condition (financial or otherwise) or results of operation of the Obligor; (h) the Obligor and each transaction and obligation underlying each Credit are and shall remain in compliance with all Laws of any Governmental Authority, including, without limitation, foreign exchange control, United States foreign assets control, and currency reporting laws and regulations, now or hereafter applicable, and the Obligor will procure all licenses, and comply with all formalities, necessary for the import, export and transport of any property relating to a Credit; (i) the Obligor will keep the Collateral insured in amounts, against risks and with insurers satisfactory to the Bank and, at the option of the Bank, assign the policies or certificates of such insurance to the Bank or make loss payable to the Bank (the Bank reserving the right to procure additional insurance at the Obligor's expense if the Bank deems any insurance procured by the Obligor to be insufficient); (j) the Obligor will take all steps necessary to preserve the Collateral, including, without limitation, any steps necessary to preserve rights against other parties; (k) the Obligor will deliver to the relevant transport agent or carrier, upon receipt, any transport documents received by the Obligor covering goods that are the subject of an Order, duly endorsed by all required parties, and deliver to the Bank at the same time a release of the Bank's obligations with respect to such Order; and (l) (i) no Covered Entity is a Sanctioned Person; (ii) no Covered Entity, either in its own right or through any third party (A) has any of its assets in a Sanctioned Jurisdiction or in the possession, custody or control of a Sanctioned Person, or (B) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Jurisdiction or Sanctioned Person; (iii) no Credit or the proceeds thereof will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Jurisdiction or a Sanctioned Person; (iv) the funds used to make reimbursements and to pay other obligations owing to the Bank under this Agreement will not be derived from any unlawful activity; (v) each Covered Entity is in compliance with, and no Covered Entity engages in any dealings or transactions prohibited by, any Laws of the United States, including but not limited to any Anti-Terrorism Laws; and (vi) no collateral is or will become Embargoed Property. The Obligor covenants and agrees that (a) it will immediately notify the Bank in writing upon the occurrence of a Reportable Compliance Event; and (b) if, at any time, any collateral becomes Embargoed Property, in addition to all other rights and remedies available to the Bank, upon request by the Bank, the Obligor shall provide substitute collateral acceptable to the Bank that is not Embargoed Property. As used herein: "**Anti-Terrorism Laws**" means any Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering, or bribery, all as amended, supplemented or replaced from time to time; "**Compliance Authority**" means each and all of the (a) U.S. Treasury Department/Office of Foreign Assets Control; (b) U.S. Treasury Department/Financial Crimes Enforcement Network; (c) U.S. State Department/Directorate of Defense Trade Controls; (d) U.S. Commerce Department/Bureau of Industry and Security; (e) U.S. Internal Revenue Service; (f) U.S. Justice Department; and (g) U.S. Securities and Exchange Commission; "**Covered Entity**" means the Obligor, each of the Obligor's affiliates and subsidiaries, all guarantors, and pledgors of Collateral, all owners of the foregoing, and all brokers or other agents of the Obligor or any other Covered Entity acting in any capacity in connection with a Credit; "**Embargoed Property**" means any property (a) in which a Sanctioned Person holds an interest; (b) beneficially owned, directly or indirectly, by a Sanctioned Person; (c) that is due to or from a Sanctioned Person; (d) that is located in a Sanctioned Jurisdiction; or (e) that would otherwise cause any actual or possible violation by the Bank of any applicable Anti-Terrorism Law if the Bank were to obtain an encumbrance on, lien on, pledge of or security

interest in such property or provide services in consideration of such property; "**Law**" means any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance opinion, issued guidance, release, ruling, order, executive order, directive, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of, or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Authority; "**Reportable Compliance Event**" means (a) any Covered Entity or other party to a transaction underlying a Credit becomes a Sanctioned Person, or is indicted, arraigned, investigated or custodially detained, or receives an inquiry from regulatory or law enforcement officials, in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or self-discovers facts or circumstances implicating any aspect of its operations with the actual or possible violation of any Anti-Terrorism Law; (b) any Covered Entity engages in a transaction that has caused or may cause the Bank to be in violation of any Anti-Terrorism Laws, including a Covered Entity's use of any proceeds of the Credit to fund any operations in, finance any investments or activities in, or, make any payments to, directly or indirectly, a Sanctioned Jurisdiction or Sanctioned Person; or (c) any collateral becomes Embargoed Property; "**Sanctioned Jurisdiction**" means a country subject to a sanctions program maintained by any Compliance Authority; and "**Sanctioned Person**" means any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejections of transactions) under any order or directive of any Compliance Authority or otherwise subject to, or specially designated under, any sanctions program maintained by any Compliance Authority.

6. **<u>Events of Default.</u>** The occurrence of any of the following is an "**Event of Default**" hereunder: (a) the Obligor's failure to pay when due any obligation to the Bank or any Bank Affiliate under this Agreement or otherwise; (b) the Obligor's failure to perform or observe any other term or covenant of this Agreement; (c) any representation or warranty contained in this Agreement or in any document given now or hereafter by the Obligor in connection herewith is or becomes materially false, erroneous, or misleading at any time; (d) the occurrence of any event of default or default and the lapse of any notice or cure period under any other debt, liability or obligation of the Obligor to the Bank or any Bank Affiliate; (e) the failure to pay or perform any material obligation to any other person if such failure may cause any such obligation to be due or performable immediately; (f) any levy, garnishment, attachment, or similar proceeding is instituted against the Obligor's property in possession of, on deposit with, or in transit to, the Bank; (g) the Obligor's dissolution or termination, or the institution by or against the Obligor or any of its property of any proceeding relating to bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship, foreclosure, execution, attachment, garnishment, levy, assignment for the benefit of creditors, relief of debtors, or similar proceeding (and, in the case of any such proceeding instituted against the Obligor, such proceeding is not dismissed or stayed within 30 days of the commencement thereof); (h) the entry of a material final judgment against the Obligor and the failure of the Obligor to discharge the judgment within 10 days of the final entry thereof; (i) any change in the Obligor's business, assets, operations, financial condition or results of operations that has or could reasonably be expected to have any material adverse effect on the Obligor; (j) the death, incarceration, indictment, or legal incompetency of an individual Obligor or, if the Obligor is a partnership or limited liability company, the death, incarceration, indictment or legal incompetency of any individual general partner or member; (k) the occurrence of any of the above events with respect to any person which has now or hereafter guarantied or provided any collateral for any of the Obligor's obligations hereunder; or (l) any guarantee, or any document, instrument or agreement purporting to provide the Bank security for the Obligor's obligations hereunder, shall be challenged, repudiated, or unenforceable for any reason.

7. **<u>Remedies</u>.** Upon the occurrence of any Event of Default (a) the amount of each Credit, together with any additional amounts payable hereunder, shall, at the Bank's option, become due and payable immediately without demand upon or notice to the Obligor; (b) at the Bank's option, any amounts payable to the Bank hereunder shall bear interest at a rate per annum (based on the actual number of days such amounts are outstanding over a year of 360 days) which shall be three percentage points (3%) in excess of the applicable interest rate in effect in accordance with Section 2(c)(i) above but not more than the maximum rate allowed by law; (c) the Bank may exercise from time to time any of the rights and remedies available to the Bank under this Agreement, under any other documents now or in the future evidencing or securing obligations of the Obligor to the Bank, or under applicable law, and all such remedies shall be cumulative and not exclusive; and (d) upon request of the Bank, the

Obligor shall (in addition to the Collateral) promptly deliver to the Bank in immediately available funds, as collateral for any and all obligations of the Obligor to the Bank, an amount equal to 105% of the maximum aggregate amount then or at any time thereafter available to be drawn under all outstanding Credits, and the Obligor hereby pledges to the Bank and grants to the Bank a security interest in all such funds as security for such obligations, acknowledges that the Bank shall at all times have control of such funds and shall be authorized to give entitlement orders (as defined in the UCC) with respect to such funds, without further consent of the Obligor or any other person, and agrees promptly to do all further things that the Bank may deem necessary in order to grant and perfect the Bank's security interest in such funds. The Obligor waives presentment, protest, dishonor, notice of dishonor, demand, notice of protest, notice of non-payment, and notice of acceptance of this Agreement, and any other notice or demand of any kind from the Bank.

8. <u>Subrogation</u>. The Bank, at its option, shall be subrogated to the Obligor's rights against any person who may be liable to the Obligor on any transaction or obligation underlying any Credit, to the rights of any holder in due course or person with similar status against the Obligor, and to the rights of any beneficiary or any successor or assignee of any beneficiary.

9. <u>Indemnification</u>. The Obligor agrees to indemnify the Bank, and each Bank Affiliate, and each other legal entity, if any, who controls, is controlled by or is under common control with the Bank, and each of their respective officers, directors, shareholders, employees and agents (each, an "**Indemnified Party**") and to defend and hold each Indemnified Party harmless from and against any and all claims, liabilities, losses, damages, Taxes, penalties, interest, judgments, costs and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or Governmental Authority (including any person or entity claiming derivatively on behalf of the Obligor), in connection with or arising out of or relating to the matters referred to in this Agreement, or the use of any Credit issued hereunder or the proceeds thereof, whether or not (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Obligor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or Governmental Authority (and irrespective of who may be the prevailing party); or (c) arising out of or in connection with any payment or action taken in connection with any Credit, including, without limitation, any action or proceeding seeking to restrain any drawing under a Credit or to compel or restrain any payment or any other action under a Credit or this Agreement (and irrespective of who may be the prevailing party); or (d) arising out of or in connection with any act or omission of any Governmental Authority or other cause beyond the Bank's reasonable control; except, in the case of (a), (b), (c) and (d), to the extent such claim, liability, loss, damage, Tax, penalty, interest, judgment, cost or expense is found by a final judgment of a court of competent jurisdiction to have resulted from an Indemnified Party's gross negligence or willful misconduct; and (e) the issuance by the Bank, and compliance by the Bank with the terms, of an Order or a Nonstandard Credit, including but not limited to all issuance fees, and additional fees and assessments. The indemnity agreement contained in this Section shall survive the termination of this Agreement, payment of any amounts payable under this Agreement, and the assignment of any rights hereunder. The Obligor may participate at its expense in the defense of any such action or claim.

10. <u>Miscellaneous</u>. (a) All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("Notices") must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing: (i) first class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices and (ii) Applications may be submitted electronically via, and in accordance with the terms and conditions of, the PINACLE Network System (or such other network system offered by the Bank), if Obligor is an authorized user of such system or by such other electronic means acceptable to the Bank. Regardless of the manner in which provided, Notices may be sent to a party's address as set forth herein or to such other address as any party may give to the other for such purpose in accordance with this section. In addition, in the case of all Notices given by the Obligor to the Bank, and in the case of all Applications not submitted

electronically to the Bank, the Obligor must send a copy of each such Notice and the original Application, as the case may be, to the Bank at the following applicable address:

For any Credit that is a commercial letter of credit:

PNC Bank, National Association
Global Trade Service Group
2 Tower Center Boulevard, 9th Floor
Mail Stop J3-JTTC-09-B
East Brunswick, NJ 08816-1199

For any Credit that is a standby letter of credit:

PNC Bank, National Association
Global Trade Service Group
500 First Avenue, 2nd Floor
Mail Stop P7-PFSC-02-T
Pittsburgh, PA 15219

(or, in the case of Applications, to such other address of the Bank as the Bank may direct). The Bank may rely, and shall be protected in acting or refraining from acting, upon any Notice or Application believed by the Bank to be genuine and to have been given by the proper party or parties.

(b) No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered to be a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. No modification, amendment or waiver of, or consent to any departure by the Obligor from, any provision of this Agreement, will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. If any provision of this Agreement is found to be invalid by a court, all the other provisions of the Agreement will remain in full force and effect. If this Agreement is executed by more than one Obligor, each Obligor waives any and all defenses to payment and performance hereunder based upon principles of suretyship, impairment of collateral, or otherwise and, without limiting the generality of the foregoing, each Obligor consents to: any change in the time, manner, or place of payment of or in any other term of all or any of the obligations of any other Obligor hereunder or otherwise, and any exchange or release of any property or collateral, or the release or other amendment, extension, renewal, waiver of, or consent to departure from, the terms hereof or of any guaranty or security agreement or any other agreement related hereto. This Agreement will be binding upon and inure to the benefit of the Obligor and the Bank and their respective heirs, executors, administrators, successors and assigns; *provided, however*, that the Obligor may not assign this Agreement in whole or in part without the Bank's prior written consent and the Bank may at any time assign this Agreement in whole or in part. The Obligor hereby authorizes the Bank, from time to time without notice to the Obligor, to record telephonic and other electronic communications of the Obligor and provide any information pertaining to the financial condition, business operations or creditworthiness of the Obligor to or at the direction of any Governmental Authority, to any of the Bank's correspondents, and any Bank Affiliate, and to any of its or their directors, officers, employees, auditors and professional advisors, to any person which in the ordinary course of its business makes credit reference inquiries, to any person which may succeed to or participate in all or part of the Bank's interest hereunder, and as may be necessary or advisable for the preservation of the Bank's rights hereunder. This is a continuing Agreement and shall remain in full force and effect until no obligations of the Obligor and no Credit exist hereunder; provided, however, that termination of this Agreement shall not release the Obligor from any payment or performance that is subsequently rescinded or recouped, and the obligation to make any such payment or performance shall continue until paid or performed as if no such payment or performance ever occurred. Provisions concerning payment, indemnification, increased costs, Taxes, immunity, and jurisdiction shall survive the termination of this Agreement.

11. **Representative of Obligor**. If this Agreement is executed by more than one Obligor, the Obligor whose signature is first shown below shall have the exclusive right to deal with the Bank in connection with the matters addressed herein, notwithstanding conflicting instructions or requests from any other Obligor.

12. **Waiver of Immunity**. The Obligor acknowledges that this Agreement is entered into, and each Credit will be issued, for commercial purposes and, if the Obligor now or hereafter acquires any immunity (sovereign or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or any of its property, the Obligor hereby irrevocably waives such immunity.

13. **Jurisdiction**. The Obligor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district where the Bank's office first set forth above is located; provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment, or exercising any right against the Obligor individually, against any security, or against any property of the Obligor within any other county, state or other foreign or domestic jurisdiction. The Obligor agrees that the venue provided above is the most convenient forum for the Bank and the Obligor. The Obligor waives any objection to venue and any objection based on a more convenient forum in any action under this Agreement.

14. **USA PATRIOT Act Notice. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each Obligor that opens an account. What this means: the Bank will ask for the business name, business address, taxpayer identifying number and other information that will allow the Bank to identify the Obligor, such as organizational documents. For some businesses and organizations, the Bank may also need to ask for identifying information and documentation relating to certain individuals associated with the business or organization.**

15. **Important Information about Phone Calls**. By providing telephone number(s) to the Bank, now or at any later time, the Obligor hereby authorizes the Bank and its affiliates and designees to contact the Obligor regarding the Obligor's account(s) with the Bank or its affiliates, whether such accounts are the Obligor's individual accounts or business accounts for which the Obligor is a contact, at such numbers using any means, including but not limited to placing calls using an automated dialing system to cell, VoIP or other wireless phone number, or by leaving prerecorded messages or sending text messages, even if charges may be incurred for the calls or text messages. The Obligor hereby consents that any phone call with the Bank may be monitored or recorded by the Bank.

16. **Electronic Signatures and Records**. Notwithstanding any other provision herein, the Obligor agrees that this Agreement, any amendments thereto, and any other information, notice, Application, signature card, agreement or authorization related thereto (each, a "**Communication**") may, at the Bank's option, be in the form of an electronic record. Any Communication may, at the Bank's option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

17. **Governing Law**. This Agreement and each Credit shall be interpreted, construed, and enforced according to (a) in relation to this Agreement, the laws of the state where the Bank's office first set forth above is located, including, without limitation, the Uniform Commercial Code ("UCC;" with the definitions of Article 5 of the UCC controlling over any conflicting definitions in other UCC Articles), and **THE ELECTRONIC TRANSACTIONS ACT (OR EQUIVALENT) IN EFFECT IN THE STATE (OR, TO THE EXTENT CONTROLLING, THE LAWS OF THE UNITED STATES OF AMERICA, INCLUDING WITHOUT LIMITATION THE ELECTRONIC SIGNATURES IN GLOBAL AND NATIONAL COMMERCE ACT)**, and excluding the conflict of laws rules of such state; and (b) in relation to each Credit, the laws of the state specified in the Credit, and if the Credit is silent as to applicable governing law, the laws of the state where the Bank issues, advises, or confirms the Credit, including, without limitation, the Uniform Commercial Code ("UCC;" with the

definitions of Article 5 of the UCC controlling over any conflicting definitions in other UCC Articles), and excluding the conflict of laws rules of such state, and the UCP or the ISP, as set forth in each Credit, which are, as applicable, incorporated herein by reference and which shall control (to the extent not prohibited by the applicable state governing law) in the event of any inconsistent provisions of such law. In the event that a body of law other than that set forth above is applicable to a Credit, the Obligor shall be obligated to pay and reimburse the Bank for any payment made under such Credit if such payment is, in the Bank's judgment, justified under either the law governing this Agreement or the law governing such Credit.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

18. <u>WAIVER OF JURY TRIAL</u>. THE OBLIGOR IRREVOCABLY WAIVES ALL RIGHTS THE OBLIGOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY CREDIT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY CREDIT, OR ANY OBLIGATION OR TRANSACTION UNDERLYING ANY OF THE FOREGOING. THE OBLIGOR ACKNOWLEDGES THAT THIS WAIVER IS KNOWING AND VOLUNTARY.

The Obligor acknowledges that it has read and understands all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution of this Agreement as a document under seal as of the date first written above.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
(Obligor's Name)

By:______________________________ (SEAL)
Michael Linacre, CFO

INNOVATIVE SOLUTIONS AND SUPPORT, LLC
(Co-Obligor's Name)

By:______________________________ (SEAL)
Michael Linacre, CFO

Security Agreement

THIS SECURITY AGREEMENT (this "**Agreement**"), dated as of May 11, 2023, is made by and between **INNOVATIVE SOLUTIONS AND SUPPORT, INC.** (the "**Grantor**"), with an address at 720 Pennsylvania Drive, Exton, PA 19341, and **PNC BANK, NATIONAL ASSOCIATION** (the "**Bank**"), with an address at 1600 Market Street, Philadelphia, PA 19103.

Under the terms hereof, the Bank desires to obtain and the Grantor desires to grant the Bank security for all of the Obligations (as hereinafter defined).

NOW, THEREFORE, the Grantor and the Bank, intending to be legally bound, hereby agree as follows:

1. **Definitions.**

(a) "**Collateral**" means all of the following property of the Grantor, whether now owned or hereafter acquired, created, or existing, however the Grantor's interest therein may arise or appear, and wherever located: (i) accounts (including health-care-insurance receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (iii) deposit accounts; (iv) instruments (including promissory notes); (v) documents (including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible chattel paper); (vii) inventory; (viii) goods of every nature, including stock-in-trade, goods on consignment, standing timber that is to be cut and removed under a conveyance or contract for sale, the unborn young of animals, crops grown, growing, or to be grown, manufactured homes, computer programs embedded in such goods and farm products; (ix) equipment; (x) fixtures; (xi) agricultural liens; (xii) as-extracted collateral; (xiii) commercial tort claims, if any, described on Exhibit "A" hereto (if an Exhibit "A" is attached); (xiv) letters of credit and letter of credit rights; (xv) general intangibles, of every kind and description, including payment intangibles, software, computer information, source codes, object codes, records and data, customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulas, tax and any other types of refunds, returned and unearned insurance premiums, and rights and claims under insurance policies; (xvi) supporting obligations for any of the foregoing property; (xvii) property of the Grantor now or hereafter in the Bank's possession or in transit to or from, or under the custody or control of, the Bank or any affiliate thereof; (xviii) money, cash and cash equivalents; (xix) any and all other personal property and assets of the Grantor; and (xx) cash and noncash proceeds (including insurance proceeds) of any of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof. The Collateral shall also include any and all other tangible or intangible property that is described as being part of the Collateral pursuant to one or more Riders to Security Agreement that may be attached hereto or delivered in connection herewith.

(b) "**Obligations**" means all loans, advances, debts, liabilities, obligations, covenants and duties of the Grantor or of INNOVATIVE SOLUTIONS AND SUPPORT, LLC to the Bank or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), in each case whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest rate, commodity or currency swap, future, option or other similar transaction or agreement, (vi) arising under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of

another currency, or in any other manner, or (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Bank to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Bank's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, or arising out of any other products, services or arrangements; and any amendments, restatements, extensions, renewals and increases of or to any of the foregoing loans, advances, debts, liabilities, obligations, covenants and duties, and all costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, or collection thereof, or otherwise incurred in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

(c) "**UCC**" means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State whose law governs pursuant to the Section of this Agreement entitled "Governing Law and Jurisdiction." Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC. To the extent the definition of any category or type of collateral is modified by any amendment, modification or revision to the UCC, such modified definition will apply automatically as of the date of such amendment, modification or revision.

2. **Grant of Security Interest.** To secure the Obligations, the Grantor, as debtor, hereby assigns and grants to the Bank, as secured party, a continuing lien on and security interest in all right, title and interest of the Grantor in, to, and under the Collateral.

3. **Change in Name or Locations.** The Grantor hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made part hereof, or if the Grantor changes its name, its type of organization, its state of organization (if Grantor is a registered organization), its principal residence (if Grantor is an individual), its chief executive office (if Grantor is a general partnership or non-registered organization) or establishes a name in which it may do business that is not listed as a tradename on Exhibit "A" hereto, the Grantor will immediately notify the Bank in writing of the additions or changes.

4. **General Representations, Warranties and Covenants.** The Grantor represents, warrants and covenants to the Bank that: (a) all information, including its type of organization, jurisdiction of organization, chief executive office, and (for individuals only) principal residence are as set forth on Exhibit "A" hereto and are true and correct on the date hereof, (b) if the Grantor is an individual, the Grantor's name in this Agreement is identical to the Grantor's name indicated on an unexpired driver's license issued to the Grantor by the state of the Grantor's principal residence, and the Grantor will continue to maintain such driver's license and notify the Bank of any changes in the Grantor's name or the name indicated on such driver's license; (c) the Grantor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Bank created by this Agreement and other liens consented to in writing by the Bank; and (d) the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

5. **Grantor's Representations, Warranties and Covenants for Certain Collateral.** The Grantor represents, warrants and covenants to the Bank as follows:

(a) From time to time and at all reasonable times, the Grantor will allow the Bank, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, at the Grantor's expense, wherever located; provided, however, that absent the occurrence of an Event of Default the Grantor shall not be required to pay for any such valuations or audits more than once per calendar year. The Grantor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Bank may require to vest in and assure to the Bank its rights hereunder

and in or to the Collateral, and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees.

(b) The Grantor will keep the Collateral in good order and repair at all times and immediately notify the Bank of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation.

(c) The Grantor will only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations.

(d) The Grantor will have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as the Bank may require, in such form, in such amount, for such period and written by such companies as may be satisfactory to the Bank in its sole discretion. Each such casualty insurance policy shall contain a standard Lender's Loss Payable Clause issued in favor of the Bank under which all losses thereunder shall be paid to the Bank as the Bank's interests may appear. Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without at least thirty (30) days' prior written notice to the Bank and shall insure the Bank notwithstanding the act or neglect of the Grantor. Upon the Bank's demand, the Grantor will furnish the Bank with duplicate original policies of insurance or such other evidence of insurance as the Bank may require. If the Grantor fails to provide insurance as herein required, the Bank may, at its option, obtain such insurance and the Grantor will pay to the Bank, on demand, the cost thereof. Proceeds of insurance may be applied by the Bank to reduce the Obligations or to repair or replace Collateral, all in the Bank's sole discretion.

(e) Each account and general intangible is genuine and enforceable in accordance with its terms, no such account or general intangible will be subject to any claim for credit, allowance or adjustment by any account debtor or any setoff, defense or counterclaim, and the Grantor will defend the same against all claims, demands, setoffs and counterclaims at any time asserted. At the time any account or general intangible becomes subject to this Agreement, such account or general intangible will be a good and valid account representing a bona fide sale of goods or services by the Grantor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors.

(f) The Grantor agrees that the Bank has the right to notify (on invoices or otherwise) account debtors and other obligors or payors on any Collateral of its assignment to the Bank, and that all payments thereon should be made directly to the Bank.

(g) The Grantor will, on the Bank's demand, make notations on its books and records showing the Bank's security interest and make available to the Bank shipping and delivery receipts evidencing the shipment of the goods that gave rise to an account, completion certificates or other proof of the satisfactory performance of services that gave rise to an account, a copy of the invoice for each account and copies of any written contract or order from which an account arose. The Grantor will promptly notify the Bank if an account becomes evidenced or secured by an instrument or chattel paper and upon the Bank's request, will promptly deliver any such instrument or chattel paper to the Bank, including any letter of credit delivered to the Grantor to support a shipment of inventory by the Grantor.

(h) The Grantor will promptly advise the Bank whenever an account debtor refuses to retain or returns any goods from the sale of which an account arose and will comply with any instructions that the Bank may give regarding the sale or other disposition of such returns. From time to time with such frequency as the Bank may request, the Grantor will report to the Bank all credits given to account debtors on all accounts.

(i) The Grantor will immediately notify the Bank if any account arises out of contracts with the United States or any department, agency or instrumentality thereof, and will execute any instruments and take any steps

required by the Bank so that all monies due and to become due under such contract shall be assigned to the Bank and notice of the assignment given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act.

(j) At any time after the occurrence of an Event of Default, and without notice to the Grantor, the Bank may direct any persons who are indebted to the Grantor on any Collateral consisting of accounts or general intangibles to make payment directly to the Bank of the amounts due, and the Bank may notify the United States Postal Service to send the Grantor's mail to the Bank. The Bank is authorized to collect, compromise, endorse and sell any such Collateral in its own name or in the Grantor's name and to give receipts to such account debtors for any such payments and the account debtors will be protected in making such payments to the Bank. Upon the Bank's written request, the Grantor will establish with the Bank and maintain a lockbox account (**"Lockbox"**) with the Bank and a depository account(s) (**"Cash Collateral Account"**) with the Bank subject to the provisions of this subparagraph and such other related agreements as the Bank may require, and the Grantor shall notify its account debtors to remit payments directly to the Lockbox. Thereafter, funds collected in the Lockbox shall be transferred to the Cash Collateral Account, and funds in the Cash Collateral Account shall be applied by the Bank, daily, to reduce the outstanding Obligations.

6. **Negative Pledge; No Transfer.** Without the Bank's prior written consent, the Grantor will not sell or offer to sell or otherwise transfer (including, without limitation, any transfer resulting from a division of the Grantor into two or more entities) or grant or allow the imposition of a lien, security interest or right of setoff upon all or any part of the Collateral (except for sales of inventory and collections of accounts in the Grantor's ordinary course of business, and sales of obsolete or worn out equipment for fair market value), will not allow any third party to gain control of all or any part of the Collateral, and will not use any of the Collateral in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

7. **Further Assurances.** By its signature hereon, the Grantor hereby irrevocably authorizes the Bank to file or register against the Grantor one or more financing, continuation or amendment statements pursuant to the UCC or other applicable law in form satisfactory to the Bank, and the Grantor will pay the cost of preparing and filing or registering the same in all jurisdictions in which such filing is deemed by the Bank to be necessary or desirable in order to perfect, preserve and protect its security interests. If and when requested by the Bank from time to time, the Grantor will execute and deliver all documentation and take any and all other actions as the Bank deems reasonably necessary to establish, protect, or maintain the perfection or priority of its security interests in the Collateral. Without limiting the generality of the foregoing, if any Collateral consists of letter of credit rights, electronic chattel paper, or deposit accounts or supporting obligations maintained with third parties, or any securities entitlement, securities account, commodities account, commodities contract or other investment property, then at the Bank's request the Grantor will execute and deliver, and will ensure that any relevant issuer, nominated person, depository institution, securities intermediary, commodity intermediary or other third party executes and delivers (as applicable), such pledge agreements, consents, control agreements and other agreements and documents as the Bank deems necessary in order to establish, protect, or maintain the perfection or priority of its security interest in such Collateral, in each case in a form satisfactory to the Bank.

8. **Events of Default.** The Grantor shall, at the Bank's option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an **"Event of Default"**): (a) any Event of Default (as defined in any of the Obligations); (b) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default; (c) demand by the Bank under any of the Obligations that have a demand feature; (d) the failure by the Grantor to perform any of its obligations under this Agreement; (e) falsity, inaccuracy or material breach by the Grantor of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the Grantor; (f) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Grantor or any lien against or the making of any levy, seizure or attachment of or on the Collateral; (g) the failure of the Bank to have a perfected first priority security interest in the Collateral; (h) any indication or evidence received by the Bank that the Grantor may have directly or indirectly been engaged in any

type of activity which, in the Bank's discretion, might result in the forfeiture of any property of the Grantor to any governmental entity, federal, state or local; or (i) if the Bank otherwise deems itself insecure.

9. **Remedies.** Upon the occurrence of any such Event of Default and at any time thereafter, the Bank may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. The Bank's remedies include, but are not limited to, the right to (a) peaceably by its own means or with judicial assistance enter the Grantor's premises and take possession of the Collateral without prior notice to the Grantor or the opportunity for a hearing, (b) render the Collateral unusable, (c) dispose of the Collateral on the Grantor's premises, (d) require the Grantor to assemble the Collateral and make it available to the Bank at a place designated by the Bank, and (e) apply by appropriate judicial proceedings for appointment of a receiver for the Grantor or all or part of any Collateral or any assets of the Grantor. The Grantor agrees that the Bank has full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral in its own name or that of the Grantor at any time upon an Event of Default. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the Grantor at least ten (10) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for disposition, disposing or the like shall include the Bank's reasonable attorneys' fees and legal expenses, incurred or expended by the Bank to enforce any payment due it under this Agreement either as against the Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. The Grantor waives all relief from all appraisement or exemption laws now in force or hereafter enacted. Without limiting any other rights or remedies, the Grantor authorizes the Bank to engage in electronic self-help, as defined in and in accordance with the UCC or other applicable law.

10. **Power of Attorney.** The Grantor does hereby make, constitute and appoint any officer or agent of the Bank as the Grantor's true and lawful attorney-in-fact, with power to (a) endorse the name of the Grantor or any of the Grantor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into the Bank's possession in full or part payment of any Obligations; (b) sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; and (c) sign, for the Grantor, such documentation required by the UCC or any other laws regarding the creation, maintenance, perfection or priority of a security interest in collateral including, without limitation, motor vehicle titling laws, or supplemental intellectual property security agreements; granting to the Grantor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Grantor might or could do. The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

11. **Payment of Expenses.** At its option, the Bank may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Bank to be necessary. The Grantor will reimburse the Bank on demand for any payment so made or any expense incurred by the Bank pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Bank.

12. **Notices.** All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("**Notices**") must be in writing (except as otherwise provided in this Agreement) and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree. Without limiting the foregoing, first-class mail, postage prepaid, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. In addition, the parties agree that Notices may be sent electronically to any electronic address provided by a party from time to time. Notices may be sent to a party's

address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

13. **Preservation of Rights.** No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.

14. **Illegality.** If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

15. **Changes in Writing.** No modification, amendment or waiver of, or consent to any departure by the Grantor from, any provision of this Agreement will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, the Bank may modify this Agreement for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Grantor (which notice may be given by electronic mail). No notice to or demand on the Grantor will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

16. **Entire Agreement.** This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

17. **Counterparts.** This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

18. **Electronic Signatures and Records.** Notwithstanding any other provision herein, the Grantor agrees that this Agreement, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a "**Communication**") may, at the Bank's option, be in the form of an electronic record. Any Communication may, at the Bank's option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this Section may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

19. **Successors and Assigns.** This Agreement will be binding upon and inure to the benefit of the Grantor and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Grantor may not assign this Agreement in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Agreement in whole or in part.

20. **Interpretation.** In this Agreement, unless the Bank and the Grantor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and references to agreements and other contractual

instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Agreement is executed by more than one Grantor, the obligations of such persons or entities will be joint and several.

21. Indemnity. The Grantor agrees to indemnify each of the Bank, each legal entity, if any, who controls, is controlled by or is under common control with the Bank, and each of their respective directors, officers and employees (the "**Indemnified Parties**"), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) (each, a "**Claim**") which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Grantor), in connection with or arising out of or relating to the matters referred to in this Agreement or the Obligations, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Grantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any Claim that is determined by a court of competent jurisdiction in a final, non-appealable judgment to have been solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement, payment of the Obligations and the assignment of any rights hereunder. The Grantor may participate at its expense in the defense of any such claim.

22. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. **THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, INCLUDING WITHOUT LIMITATION THE ELECTRONIC TRANSACTIONS ACT (OR EQUIVALENT) IN SUCH STATE (OR, TO THE EXTENT CONTROLLING, THE LAWS OF THE UNITED STATES OF AMERICA, INCLUDING WITHOUT LIMITATION THE ELECTRONIC SIGNATURES IN GLOBAL AND NATIONAL COMMERCE ACT), EXCEPT THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED (IF DIFFERENT FROM THE STATE WHERE SUCH OFFICE OF THE BANK IS LOCATED) SHALL GOVERN THE CREATION, PERFECTION, ENFORCEMENT AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR ANY INTEREST THEREIN.** The Grantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction. The Bank and the Grantor agree that the venue provided above is the most convenient forum for both the Bank and the Grantor. The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

23. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GRANTOR AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Grantor acknowledges that it has read and understands all the provisions of this Agreement, including the waiver of jury trial provision, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

By: [signature] (SEAL)
Michael Linacre, CFO

PNC BANK, NATIONAL ASSOCIATION

By: [signature] (SEAL)
Print Name: Anna Parchem
Title: Assistant Vice President

EXHIBIT "A"
TO SECURITY AGREEMENT
INNOVATIVE SOLUTIONS AND SUPPORT, INC.

1. Grantor's form of organization (i.e., corporation, partnership, limited liability company):

Corporation

2. Grantor's State of organization, if a registered organization (i.e., corporation, limited partnership, limited liability company):

Pennsylvania

3. Grantor's principal residence, if a natural person or general partnership:

N/A

4. Address of Grantor's chief executive office:

720 Pennsylvania Dr. Exton, PA 19335

5. Grantor's organizational ID# (if any exists):

Fed ID #23-2507402

6. Address for books and records, if different:

N/A

7. Addresses of other Collateral locations, including Counties, for the past five (5) years:

N/A

8. Name and address of landlord or owner if location is not owned by the Grantor:

N/A

9. Other names or tradenames now or formerly used by the Grantor:

N/A

Security Agreement

THIS SECURITY AGREEMENT (this "**Agreement**"), dated as of May 11, 2023, is made by and between **INNOVATIVE SOLUTIONS AND SUPPORT, LLC** (the "**Grantor**"), with an address at 720 Pennsylvania Drive, Exton, PA 19341, and **PNC BANK, NATIONAL ASSOCIATION** (the "**Bank**"), with an address at 1600 Market Street, Philadelphia, PA 19103.

Under the terms hereof, the Bank desires to obtain and the Grantor desires to grant the Bank security for all of the Obligations (as hereinafter defined).

NOW, THEREFORE, the Grantor and the Bank, intending to be legally bound, hereby agree as follows:

1. Definitions.

(a) "**Collateral**" means all of the following property of the Grantor, whether now owned or hereafter acquired, created, or existing, however the Grantor's interest therein may arise or appear, and wherever located: (i) accounts (including health-care-insurance receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (iii) deposit accounts; (iv) instruments (including promissory notes); (v) documents (including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible chattel paper); (vii) inventory; (viii) goods of every nature, including stock-in-trade, goods on consignment, standing timber that is to be cut and removed under a conveyance or contract for sale, the unborn young of animals, crops grown, growing, or to be grown, manufactured homes, computer programs embedded in such goods and farm products; (ix) equipment; (x) fixtures; (xi) agricultural liens; (xii) as-extracted collateral; (xiii) commercial tort claims, if any, described on Exhibit "A" hereto (if an Exhibit "A" is attached); (xiv) letters of credit and letter of credit rights; (xv) general intangibles, of every kind and description, including payment intangibles, software, computer information, source codes, object codes, records and data, customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulas, tax and any other types of refunds, returned and unearned insurance premiums, and rights and claims under insurance policies; (xvi) supporting obligations for any of the foregoing property; (xvii) property of the Grantor now or hereafter in the Bank's possession or in transit to or from, or under the custody or control of, the Bank or any affiliate thereof; (xviii) money, cash and cash equivalents; (xix) any and all other personal property and assets of the Grantor; and (xx) cash and noncash proceeds (including insurance proceeds) of any of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof. The Collateral shall also include any and all other tangible or intangible property that is described as being part of the Collateral pursuant to one or more Riders to Security Agreement that may be attached hereto or delivered in connection herewith.

(b) "**Obligations**" means all loans, advances, debts, liabilities, obligations, covenants and duties of the Grantor or of INNOVATIVE SOLUTIONS AND SUPPORT, INC. to the Bank or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), in each case whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest rate, commodity or currency swap, future, option or other similar transaction or agreement, (vi) arising under or by reason of any foreign currency transaction,

forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, or (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Bank to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Bank's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, or arising out of any other products, services or arrangements; and any amendments, restatements, extensions, renewals and increases of or to any of the foregoing loans, advances, debts, liabilities, obligations, covenants and duties, and all costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, or collection thereof, or otherwise incurred in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

(c) "UCC" means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State whose law governs pursuant to the Section of this Agreement entitled "Governing Law and Jurisdiction." Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC. To the extent the definition of any category or type of collateral is modified by any amendment, modification or revision to the UCC, such modified definition will apply automatically as of the date of such amendment, modification or revision.

2. Grant of Security Interest. To secure the Obligations, the Grantor, as debtor, hereby assigns and grants to the Bank, as secured party, a continuing lien on and security interest in all right, title and interest of the Grantor in, to, and under the Collateral.

3. Change in Name or Locations. The Grantor hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made part hereof, or if the Grantor changes its name, its type of organization, its state of organization (if Grantor is a registered organization), its principal residence (if Grantor is an individual), its chief executive office (if Grantor is a general partnership or non-registered organization) or establishes a name in which it may do business that is not listed as a tradename on Exhibit "A" hereto, the Grantor will immediately notify the Bank in writing of the additions or changes.

4. General Representations, Warranties and Covenants. The Grantor represents, warrants and covenants to the Bank that: (a) all information, including its type of organization, jurisdiction of organization, chief executive office, and (for individuals only) principal residence are as set forth on Exhibit "A" hereto and are true and correct on the date hereof, (b) if the Grantor is an individual, the Grantor's name in this Agreement is identical to the Grantor's name indicated on an unexpired driver's license issued to the Grantor by the state of the Grantor's principal residence, and the Grantor will continue to maintain such driver's license and notify the Bank of any changes in the Grantor's name or the name indicated on such driver's license; (c) the Grantor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Bank created by this Agreement and other liens consented to in writing by the Bank; and (d) the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

5. Grantor's Representations, Warranties and Covenants for Certain Collateral. The Grantor represents, warrants and covenants to the Bank as follows:

(a) From time to time and at all reasonable times, the Grantor will allow the Bank, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, at the Grantor's expense, wherever located; provided, however, that absent the occurrence of an Event of Default the Grantor shall not be required to pay for any such valuations or audits more than once per calendar year. The Grantor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Bank may require to vest in and assure to the Bank its rights hereunder

and in or to the Collateral, and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees.

(b) The Grantor will keep the Collateral in good order and repair at all times and immediately notify the Bank of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation.

(c) The Grantor will only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations.

(d) The Grantor will have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as the Bank may require, in such form, in such amount, for such period and written by such companies as may be satisfactory to the Bank in its sole discretion. Each such casualty insurance policy shall contain a standard Lender's Loss Payable Clause issued in favor of the Bank under which all losses thereunder shall be paid to the Bank as the Bank's interests may appear. Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without at least thirty (30) days' prior written notice to the Bank and shall insure the Bank notwithstanding the act or neglect of the Grantor. Upon the Bank's demand, the Grantor will furnish the Bank with duplicate original policies of insurance or such other evidence of insurance as the Bank may require. If the Grantor fails to provide insurance as herein required, the Bank may, at its option, obtain such insurance and the Grantor will pay to the Bank, on demand, the cost thereof. Proceeds of insurance may be applied by the Bank to reduce the Obligations or to repair or replace Collateral, all in the Bank's sole discretion.

(e) Each account and general intangible is genuine and enforceable in accordance with its terms, no such account or general intangible will be subject to any claim for credit, allowance or adjustment by any account debtor or any setoff, defense or counterclaim, and the Grantor will defend the same against all claims, demands, setoffs and counterclaims at any time asserted. At the time any account or general intangible becomes subject to this Agreement, such account or general intangible will be a good and valid account representing a bona fide sale of goods or services by the Grantor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors.

(f) The Grantor agrees that the Bank has the right to notify (on invoices or otherwise) account debtors and other obligors or payors on any Collateral of its assignment to the Bank, and that all payments thereon should be made directly to the Bank.

(g) The Grantor will, on the Bank's demand, make notations on its books and records showing the Bank's security interest and make available to the Bank shipping and delivery receipts evidencing the shipment of the goods that gave rise to an account, completion certificates or other proof of the satisfactory performance of services that gave rise to an account, a copy of the invoice for each account and copies of any written contract or order from which an account arose. The Grantor will promptly notify the Bank if an account becomes evidenced or secured by an instrument or chattel paper and upon the Bank's request, will promptly deliver any such instrument or chattel paper to the Bank, including any letter of credit delivered to the Grantor to support a shipment of inventory by the Grantor.

(h) The Grantor will promptly advise the Bank whenever an account debtor refuses to retain or returns any goods from the sale of which an account arose and will comply with any instructions that the Bank may give regarding the sale or other disposition of such returns. From time to time with such frequency as the Bank may request, the Grantor will report to the Bank all credits given to account debtors on all accounts.

(i) The Grantor will immediately notify the Bank if any account arises out of contracts with the United States or any department, agency or instrumentality thereof, and will execute any instruments and take any steps

required by the Bank so that all monies due and to become due under such contract shall be assigned to the Bank and notice of the assignment given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act.

(j) At any time after the occurrence of an Event of Default, and without notice to the Grantor, the Bank may direct any persons who are indebted to the Grantor on any Collateral consisting of accounts or general intangibles to make payment directly to the Bank of the amounts due, and the Bank may notify the United States Postal Service to send the Grantor's mail to the Bank. The Bank is authorized to collect, compromise, endorse and sell any such Collateral in its own name or in the Grantor's name and to give receipts to such account debtors for any such payments and the account debtors will be protected in making such payments to the Bank. Upon the Bank's written request, the Grantor will establish with the Bank and maintain a lockbox account (**"Lockbox"**) with the Bank and a depository account(s) (**"Cash Collateral Account"**) with the Bank subject to the provisions of this subparagraph and such other related agreements as the Bank may require, and the Grantor shall notify its account debtors to remit payments directly to the Lockbox. Thereafter, funds collected in the Lockbox shall be transferred to the Cash Collateral Account, and funds in the Cash Collateral Account shall be applied by the Bank, daily, to reduce the outstanding Obligations.

6. **Negative Pledge; No Transfer.** Without the Bank's prior written consent, the Grantor will not sell or offer to sell or otherwise transfer (including, without limitation, any transfer resulting from a division of the Grantor into two or more entities) or grant or allow the imposition of a lien, security interest or right of setoff upon all or any part of the Collateral (except for sales of inventory and collections of accounts in the Grantor's ordinary course of business, and sales of obsolete or worn out equipment for fair market value), will not allow any third party to gain control of all or any part of the Collateral, and will not use any of the Collateral in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

7. **Further Assurances.** By its signature hereon, the Grantor hereby irrevocably authorizes the Bank to file or register against the Grantor one or more financing, continuation or amendment statements pursuant to the UCC or other applicable law in form satisfactory to the Bank, and the Grantor will pay the cost of preparing and filing or registering the same in all jurisdictions in which such filing is deemed by the Bank to be necessary or desirable in order to perfect, preserve and protect its security interests. If and when requested by the Bank from time to time, the Grantor will execute and deliver all documentation and take any and all other actions as the Bank deems reasonably necessary to establish, protect, or maintain the perfection or priority of its security interests in the Collateral. Without limiting the generality of the foregoing, if any Collateral consists of letter of credit rights, electronic chattel paper, or deposit accounts or supporting obligations maintained with third parties, or any securities entitlement, securities account, commodities account, commodities contract or other investment property, then at the Bank's request the Grantor will execute and deliver, and will ensure that any relevant issuer, nominated person, depository institution, securities intermediary, commodity intermediary or other third party executes and delivers (as applicable), such pledge agreements, consents, control agreements and other agreements and documents as the Bank deems necessary in order to establish, protect, or maintain the perfection or priority of its security interest in such Collateral, in each case in a form satisfactory to the Bank.

8. **Events of Default.** The Grantor shall, at the Bank's option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an **"Event of Default"**): (a) any Event of Default (as defined in any of the Obligations); (b) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default; (c) demand by the Bank under any of the Obligations that have a demand feature; (d) the failure by the Grantor to perform any of its obligations under this Agreement; (e) falsity, inaccuracy or material breach by the Grantor of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the Grantor; (f) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Grantor or any lien against or the making of any levy, seizure or attachment of or on the Collateral; (g) the failure of the Bank to have a perfected first priority security interest in the Collateral; (h) any indication or evidence received by the Bank that the Grantor may have directly or indirectly been engaged in any

type of activity which, in the Bank's discretion, might result in the forfeiture of any property of the Grantor to any governmental entity, federal, state or local; or (i) if the Bank otherwise deems itself insecure.

9. **Remedies.** Upon the occurrence of any such Event of Default and at any time thereafter, the Bank may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. The Bank's remedies include, but are not limited to, the right to (a) peaceably by its own means or with judicial assistance enter the Grantor's premises and take possession of the Collateral without prior notice to the Grantor or the opportunity for a hearing, (b) render the Collateral unusable, (c) dispose of the Collateral on the Grantor's premises, (d) require the Grantor to assemble the Collateral and make it available to the Bank at a place designated by the Bank, and (e) apply by appropriate judicial proceedings for appointment of a receiver for the Grantor or all or part of any Collateral or any assets of the Grantor. The Grantor agrees that the Bank has full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral in its own name or that of the Grantor at any time upon an Event of Default. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the Grantor at least ten (10) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for disposition, disposing or the like shall include the Bank's reasonable attorneys' fees and legal expenses, incurred or expended by the Bank to enforce any payment due it under this Agreement either as against the Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. The Grantor waives all relief from all appraisement or exemption laws now in force or hereafter enacted. Without limiting any other rights or remedies, the Grantor authorizes the Bank to engage in electronic self-help, as defined in and in accordance with the UCC or other applicable law.

10. **Power of Attorney.** The Grantor does hereby make, constitute and appoint any officer or agent of the Bank as the Grantor's true and lawful attorney-in-fact, with power to (a) endorse the name of the Grantor or any of the Grantor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into the Bank's possession in full or part payment of any Obligations; (b) sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; and (c) sign, for the Grantor, such documentation required by the UCC or any other laws regarding the creation, maintenance, perfection or priority of a security interest in collateral including, without limitation, motor vehicle titling laws, or supplemental intellectual property security agreements; granting to the Grantor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Grantor might or could do. The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

11. **Payment of Expenses.** At its option, the Bank may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Bank to be necessary. The Grantor will reimburse the Bank on demand for any payment so made or any expense incurred by the Bank pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Bank.

12. **Notices.** All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (**"Notices"**) must be in writing (except as otherwise provided in this Agreement) and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree. Without limiting the foregoing, first-class mail, postage prepaid, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. In addition, the parties agree that Notices may be sent electronically to any electronic address provided by a party from time to time. Notices may be sent to a party's

address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

13. **Preservation of Rights.** No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.

14. **Illegality.** If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

15. **Changes in Writing.** No modification, amendment or waiver of, or consent to any departure by the Grantor from, any provision of this Agreement will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, the Bank may modify this Agreement for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Grantor (which notice may be given by electronic mail). No notice to or demand on the Grantor will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

16. **Entire Agreement.** This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

17. **Counterparts.** This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

18. **Electronic Signatures and Records.** Notwithstanding any other provision herein, the Grantor agrees that this Agreement, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a "**Communication**") may, at the Bank's option, be in the form of an electronic record. Any Communication may, at the Bank's option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this Section may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

19. **Successors and Assigns.** This Agreement will be binding upon and inure to the benefit of the Grantor and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Grantor may not assign this Agreement in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Agreement in whole or in part.

20. **Interpretation.** In this Agreement, unless the Bank and the Grantor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and references to agreements and other contractual

instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Agreement is executed by more than one Grantor, the obligations of such persons or entities will be joint and several.

21. **Indemnity.** The Grantor agrees to indemnify each of the Bank, each legal entity, if any, who controls, is controlled by or is under common control with the Bank, and each of their respective directors, officers and employees (the "**Indemnified Parties**"), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) (each, a "**Claim**") which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Grantor), in connection with or arising out of or relating to the matters referred to in this Agreement or the Obligations, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Grantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any Claim that is determined by a court of competent jurisdiction in a final, non-appealable judgment to have been solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement, payment of the Obligations and the assignment of any rights hereunder. The Grantor may participate at its expense in the defense of any such claim.

22. **Governing Law and Jurisdiction.** This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. **THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, INCLUDING WITHOUT LIMITATION THE ELECTRONIC TRANSACTIONS ACT (OR EQUIVALENT) IN SUCH STATE (OR, TO THE EXTENT CONTROLLING, THE LAWS OF THE UNITED STATES OF AMERICA, INCLUDING WITHOUT LIMITATION THE ELECTRONIC SIGNATURES IN GLOBAL AND NATIONAL COMMERCE ACT), EXCEPT THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED (IF DIFFERENT FROM THE STATE WHERE SUCH OFFICE OF THE BANK IS LOCATED) SHALL GOVERN THE CREATION, PERFECTION, ENFORCEMENT AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR ANY INTEREST THEREIN.** The Grantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction. The Bank and the Grantor agree that the venue provided above is the most convenient forum for both the Bank and the Grantor. The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

23. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GRANTOR AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Grantor acknowledges that it has read and understands all the provisions of this Agreement, including the waiver of jury trial provision, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

INNOVATIVE SOLUTIONS AND SUPPORT, LLC

By: ______________________ (SEAL)
Michael Linacre, CFO

PNC BANK, NATIONAL ASSOCIATION

By: ______________________ (SEAL)
Print Name: Anna Parchem
Title: Assistant Vice President

122944692-6

EXHIBIT "A"
TO SECURITY AGREEMENT
INNOVATIVE SOLUTIONS AND SUPPORT, LLC

1. Grantor's form of organization (i.e., corporation, partnership, limited liability company):

Limited liability company

2. Grantor's State of organization, if a registered organization (i.e., corporation, limited partnership, limited liability company):

Pennsylvania

3. Grantor's principal residence, if a natural person or general partnership:

N/A

4. Address of Grantor's chief executive office:

720 Pennsylvania Dr. Exton, PA 19335

5. Grantor's organizational ID# (if any exists):

6. Address for books and records, if different:

N/A

7. Addresses of other Collateral locations, including Counties, for the past five (5) years:

N/A

8. Name and address of landlord or owner if location is not owned by the Grantor:

N/A

9. Other names or tradenames now or formerly used by the Grantor:

N/A

Security Agreement

THIS SECURITY AGREEMENT (this "**Agreement**"), dated as of May 11, 2023, is made by and between **IS&S HOLDINGS, INC.** (the "**Grantor**"), with an address at 720 Pennsylvania Drive, Exton, PA 19341, and **PNC BANK, NATIONAL ASSOCIATION** (the "**Bank**"), with an address at 1600 Market Street, Philadelphia, PA 19103.

Under the terms hereof, the Bank desires to obtain and the Grantor desires to grant the Bank security for all of the Obligations (as hereinafter defined).

NOW, THEREFORE, the Grantor and the Bank, intending to be legally bound, hereby agree as follows:

1. <u>Definitions</u>.

(a) "**Collateral**" shall include all personal property of the Grantor, including the following, all whether now owned or hereafter acquired or arising and wherever located: (i) accounts (including health-care-insurance receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (iii) deposit accounts; (iv) instruments (including promissory notes); (v) documents (including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible chattel paper); (vii) inventory, including raw materials, work in process, or materials used or consumed in Grantor's business, items held for sale or lease or furnished or to be furnished under contracts of service, sale or lease, goods that are returned, reclaimed or repossessed; (viii) goods of every nature, including stock-in-trade, goods on consignment, standing timber that is to be cut and removed under a conveyance or contract for sale, the unborn young of animals, crops grown, growing, or to be grown, manufactured homes, computer programs embedded in such goods and farm products; (ix) equipment, including machinery, vehicles and furniture; (x) fixtures; (xi) agricultural liens; (xii) as-extracted collateral; (xiii) commercial tort claims, if any, described on Exhibit "A" hereto (if an Exhibit A is attached); (xiv) letter of credit rights; (xv) general intangibles, of every kind and description, including payment intangibles, software, computer information, source codes, object codes, records and data, all existing and future customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies; (xvi) all supporting obligations of all of the foregoing property; (xvii) all property of the Grantor now or hereafter in the Bank's possession or in transit to or from, or under the custody or control of, the Bank or any affiliate thereof; (xviii) all cash and cash equivalents thereof; and (xix) all cash and noncash proceeds (including insurance proceeds) of all of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof. The Collateral shall also include any and all other tangible or intangible property that is described as being part of the Collateral pursuant to one or more Riders to Security Agreement that may be attached hereto or delivered in connection herewith, including the Rider to Security Agreement - Copyrights, the Rider to Security Agreement - Patents, the Rider to Security Agreement - Trademarks and the Rider to Security Agreement - Cash Collateral Account.

(b) "**Obligations**" shall include all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Grantor or by INNOVATIVE SOLUTIONS AND SUPPORT, INC. or INNOVATIVE SOLUTIONS AND SUPPORT, LLC to the Bank or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or

several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest rate, commodity or currency swap, future, option or other similar transaction or agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Bank to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Bank's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements; and any amendments, extensions, renewals and increases of or to any of the foregoing, and all costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

(c) "**UCC**" means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State whose law governs pursuant to the Section of this Agreement entitled "Governing Law and Jurisdiction." Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC. To the extent the definition of any category or type of collateral is modified by any amendment, modification or revision to the UCC, such modified definition will apply automatically as of the date of such amendment, modification or revision.

2. **Grant of Security Interest.** To secure the Obligations, the Grantor, as debtor, hereby assigns and grants to the Bank, as secured party, a continuing lien on and security interest in the Collateral.

3. **Change in Name or Locations.** The Grantor hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made part hereof, or if the Grantor changes its name, its type of organization, its state of organization (if Grantor is a registered organization), its principal residence (if Grantor is an individual), its chief executive office (if Grantor is a general partnership or non-registered organization) or establishes a name in which it may do business that is not listed as a tradename on Exhibit "A" hereto, the Grantor will immediately notify the Bank in writing of the additions or changes.

4. **General Representations, Warranties and Covenants.** The Grantor represents, warrants and covenants to the Bank that: (a) all information, including its type of organization, jurisdiction of organization, chief executive office, and (for individuals only) principal residence are as set forth on Exhibit "A" hereto and are true and correct on the date hereof, (b) if the Grantor is an individual, the Grantor's name in this Agreement is identical to the Grantor's name indicated on an unexpired driver's license issued to the Grantor by the state of the Grantor's principal residence, and the Grantor will continue to maintain such driver's license and notify the Bank of any changes in the Grantor's name or the name indicated on such driver's license; (c) the Grantor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Bank created by this Agreement and other liens consented to in writing by the Bank; and (d) the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

5. **Grantor's Representations, Warranties and Covenants for Certain Collateral.** The Grantor represents, warrants and covenants to the Bank as follows:

(a) From time to time and at all reasonable times, the Grantor will allow the Bank, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, at the Grantor's expense, wherever located; provided, however, that absent the occurrence of an Event of Default the Grantor shall not be required to pay for any such valuations or audits more than once per

calendar year. The Grantor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Bank may require to vest in and assure to the Bank its rights hereunder and in or to the Collateral, and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees.

(b) The Grantor will keep the Collateral in good order and repair at all times and immediately notify the Bank of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation.

(c) The Grantor will only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations.

(d) The Grantor will have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as the Bank may require, in such form, in such amount, for such period and written by such companies as may be satisfactory to the Bank in its sole discretion. Each such casualty insurance policy shall contain a standard Lender's Loss Payable Clause issued in favor of the Bank under which all losses thereunder shall be paid to the Bank as the Bank's interests may appear. Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without at least thirty (30) days' prior written notice to the Bank and shall insure the Bank notwithstanding the act or neglect of the Grantor. Upon the Bank's demand, the Grantor will furnish the Bank with duplicate original policies of insurance or such other evidence of insurance as the Bank may require. If the Grantor fails to provide insurance as herein required, the Bank may, at its option, obtain such insurance and the Grantor will pay to the Bank, on demand, the cost thereof. Proceeds of insurance may be applied by the Bank to reduce the Obligations or to repair or replace Collateral, all in the Bank's sole discretion.

(e) Each account and general intangible is genuine and enforceable in accordance with its terms, no such account or general intangible will be subject to any claim for credit, allowance or adjustment by any account debtor or any setoff, defense or counterclaim, and the Grantor will defend the same against all claims, demands, setoffs and counterclaims at any time asserted. At the time any account or general intangible becomes subject to this Agreement, such account or general intangible will be a good and valid account representing a bona fide sale of goods or services by the Grantor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors.

(f) The Grantor agrees that the Bank has the right to notify (on invoices or otherwise) account debtors and other obligors or payors on any Collateral of its assignment to the Bank, and that all payments thereon should be made directly to the Bank.

(g) The Grantor will, on the Bank's demand, make notations on its books and records showing the Bank's security interest and make available to the Bank shipping and delivery receipts evidencing the shipment of the goods that gave rise to an account, completion certificates or other proof of the satisfactory performance of services that gave rise to an account, a copy of the invoice for each account and copies of any written contract or order from which an account arose. The Grantor will promptly notify the Bank if an account becomes evidenced or secured by an instrument or chattel paper and upon the Bank's request, will promptly deliver any such instrument or chattel paper to the Bank, including any letter of credit delivered to the Grantor to support a shipment of inventory by the Grantor.

(h) The Grantor will promptly advise the Bank whenever an account debtor refuses to retain or returns any goods from the sale of which an account arose and will comply with any instructions that the Bank may give regarding the sale or other disposition of such returns. From time to time with such frequency as the Bank may request, the Grantor will report to the Bank all credits given to account debtors on all accounts.

(i) The Grantor will immediately notify the Bank if any account arises out of contracts with the United States or any department, agency or instrumentality thereof, and will execute any instruments and take any steps required by the Bank so that all monies due and to become due under such contract shall be assigned to the Bank and notice of the assignment given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act.

(j) At any time after the occurrence of an Event of Default, and without notice to the Grantor, the Bank may direct any persons who are indebted to the Grantor on any Collateral consisting of accounts or general intangibles to make payment directly to the Bank of the amounts due, and the Bank may notify the United States Postal Service to send the Grantor's mail to the Bank. The Bank is authorized to collect, compromise, endorse and sell any such Collateral in its own name or in the Grantor's name and to give receipts to such account debtors for any such payments and the account debtors will be protected in making such payments to the Bank. Upon the Bank's written request, the Grantor will establish with the Bank and maintain a lockbox account (**"Lockbox"**) with the Bank and a depository account(s) (**"Cash Collateral Account"**) with the Bank subject to the provisions of this subparagraph and such other related agreements as the Bank may require, and the Grantor shall notify its account debtors to remit payments directly to the Lockbox. Thereafter, funds collected in the Lockbox shall be transferred to the Cash Collateral Account, and funds in the Cash Collateral Account shall be applied by the Bank, daily, to reduce the outstanding Obligations.

6. Negative Pledge; No Transfer. Without the Bank's prior written consent, the Grantor will not sell or offer to sell or otherwise transfer (including, without limitation, any transfer resulting from a division of the Grantor into two or more entities) or grant or allow the imposition of a lien, security interest or right of setoff upon the Collateral (except for sales of inventory and collections of accounts in the Grantor's ordinary course of business, and sales of obsolete or worn out equipment for fair market value), will not allow any third party to gain control of all or any part of the Collateral, and will not use any portion of the Collateral in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

7. Further Assurances. By its signature hereon, the Grantor hereby irrevocably authorizes the Bank to file against the Grantor one or more financing, continuation or amendment statements pursuant to the UCC in form satisfactory to the Bank, and the Grantor will pay the cost of preparing and filing the same in all jurisdictions in which such filing is deemed by the Bank to be necessary or desirable in order to perfect, preserve and protect its security interests. If required by the Bank, the Grantor will execute all documentation necessary for the Bank to obtain and maintain perfection of its security interests in the Collateral. At the Bank's request, the Grantor will execute, in form satisfactory to the Bank, a Rider to Security Agreement - Copyrights (if any Collateral consists of registered or unregistered copyrights), a Rider to Security Agreement - Patents (if any Collateral consists of patents or patent applications), a Rider to Security Agreement - Trademarks (if any Collateral consists of trademarks, tradenames, tradestyles or trademark applications). If any Collateral consists of letter of credit rights, electronic chattel paper, deposit accounts or supporting obligations not maintained with the Bank or one of its affiliates, or any securities entitlement, securities account, commodities account, commodities contract or other investment property, then at the Bank's request the Grantor will execute, and will cause the depository institution or securities intermediary upon whose books and records the ownership interest of the Grantor in such Collateral appears, to execute such Pledge Agreements, Notification and Control Agreements or other agreements as the Bank deems necessary in order to perfect, prioritize and protect its security interest in such Collateral, in each case in a form satisfactory to the Bank.

8. Events of Default. The Grantor shall, at the Bank's option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an **"Event of Default"**): (a) any Event of Default (as defined in any of the Obligations); (b) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default; (c) demand by the Bank under any of the Obligations that have a demand feature; (d) the failure by the Grantor to perform any of its obligations under this Agreement; (e) falsity, inaccuracy or material breach by the Grantor of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the

Grantor; (f) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Grantor or any lien against or the making of any levy, seizure or attachment of or on the Collateral; (g) the failure of the Bank to have a perfected first priority security interest in the Collateral; (h) any indication or evidence received by the Bank that the Grantor may have directly or indirectly been engaged in any type of activity which, in the Bank's discretion, might result in the forfeiture of any property of the Grantor to any governmental entity, federal, state or local; or (i) if the Bank otherwise deems itself insecure.

9. **Remedies.** Upon the occurrence of any such Event of Default and at any time thereafter, the Bank may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. The Bank's remedies include, but are not limited to, the right to (a) peaceably by its own means or with judicial assistance enter the Grantor's premises and take possession of the Collateral without prior notice to the Grantor or the opportunity for a hearing, (b) render the Collateral unusable, (c) dispose of the Collateral on the Grantor's premises, and (d) require the Grantor to assemble the Collateral and make it available to the Bank at a place designated by the Bank. The Grantor agrees that the Bank has full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral in its own name or that of the Grantor at any time upon an Event of Default. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the Grantor at least ten (10) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for disposition, disposing or the like shall include the Bank's reasonable attorneys' fees and legal expenses, incurred or expended by the Bank to enforce any payment due it under this Agreement either as against the Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. The Grantor waives all relief from all appraisement or exemption laws now in force or hereafter enacted. Without limiting any other rights or remedies, the Grantor authorizes the Bank to engage in electronic self-help, as defined in and in accordance with the UCC or other applicable law.

10. **Power of Attorney.** The Grantor does hereby make, constitute and appoint any officer or agent of the Bank as the Grantor's true and lawful attorney-in-fact, with power to (a) endorse the name of the Grantor or any of the Grantor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into the Bank's possession in full or part payment of any Obligations; (b) sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; and (c) sign, for the Grantor, such documentation required by the UCC, or supplemental intellectual property security agreements; granting to the Grantor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Grantor might or could do. The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

11. **Payment of Expenses.** At its option, the Bank may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Bank to be necessary. The Grantor will reimburse the Bank on demand for any payment so made or any expense incurred by the Bank pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Bank.

12. **Notices.** All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("**Notices**") must be in writing (except as otherwise provided in this Agreement) and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree. Without limiting the foregoing, first-class mail, postage prepaid, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. In addition, the parties agree that Notices may be sent electronically to any electronic address provided by a party from time to time. Notices may be sent to a party's

address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

13. **Preservation of Rights.** No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.

14. **Illegality.** If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

15. **Changes in Writing.** No modification, amendment or waiver of, or consent to any departure by the Grantor from, any provision of this Agreement will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, the Bank may modify this Agreement for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Grantor (which notice may be given by electronic mail). No notice to or demand on the Grantor will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

16. **Entire Agreement.** This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

17. **Counterparts.** This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

18. **Electronic Signatures and Records.** Notwithstanding any other provision herein, the Grantor agrees that this Agreement, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a "**Communication**") may, at the Bank's option, be in the form of an electronic record. Any Communication may, at the Bank's option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this Section may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

19. **Successors and Assigns.** This Agreement will be binding upon and inure to the benefit of the Grantor and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Grantor may not assign this Agreement in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Agreement in whole or in part.

20. **Interpretation.** In this Agreement, unless the Bank and the Grantor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and references to agreements and other contractual

instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Agreement is executed by more than one Grantor, the obligations of such persons or entities will be joint and several.

21. **Indemnity.** The Grantor agrees to indemnify each of the Bank, each legal entity, if any, who controls, is controlled by or is under common control with the Bank, and each of their respective directors, officers and employees (the "**Indemnified Parties**"), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) (each, a "**Claim**") which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Grantor), in connection with or arising out of or relating to the matters referred to in this Agreement or the Obligations, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Grantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any Claim that is determined by a court of competent jurisdiction in a final, non-appealable judgment to have been solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement, payment of the Obligations and the assignment of any rights hereunder. The Grantor may participate at its expense in the defense of any such claim.

22. **Governing Law and Jurisdiction.** This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. **THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILTIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, INCLUDING WITHOUT LIMITATION THE ELECTRONIC TRANSACTIONS ACT (OR EQUIVALENT) IN SUCH STATE (OR, TO THE EXTENT CONTROLLING, THE LAWS OF THE UNITED STATES OF AMERICA, INCLUDING WITHOUT LIMITATION THE ELECTRONIC SIGNATURES IN GLOBAL AND NATIONAL COMMERCE ACT), EXCEPT THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED (IF DIFFERENT FROM THE STATE WHERE SUCH OFFICE OF THE BANK IS LOCATED) SHALL GOVERN THE CREATION, PERFECTION, ENFORCEMENT AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR ANY INTEREST THEREIN.** The Grantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction. The Bank and the Grantor agree that the venue provided above is the most convenient forum for both the Bank and the Grantor. The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

23. <u>WAIVER OF JURY TRIAL</u>. **EACH OF THE GRANTOR AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GRANTOR AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.**

The Grantor acknowledges that it has read and understands all the provisions of this Agreement, including the waiver of jury trial provision, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

IS&S HOLDINGS, INC.

By:____________________ (SEAL)
Michael Linacre, CFO

PNC BANK, NATIONAL ASSOCIATION

By:____________________ (SEAL)
Print Name: Anna Parchem
Title: Assistant Vice President

122944694-6

EXHIBIT "A"
TO SECURITY AGREEMENT
IS&S HOLDINGS, INC.

1. Grantor's form of organization (i.e., corporation, partnership, limited liability company):

Corporation

2. Grantor's State of organization, if a registered organization (i.e., corporation, limited partnership, limited liability company):

Delaware

3. Grantor's principal residence, if a natural person or general partnership:

N/A

4. Address of Grantor's chief executive office:

720 Pennsylvania Dr. Exton, PA 19335

5. Grantor's organizational ID# (if any exists):

6. Address for books and records, if different:

N/A

7. Addresses of other Collateral locations, including Counties, for the past five (5) years:

N/A

8. Name and address of landlord or owner if location is not owned by the Grantor:

N/A

9. Other names or tradenames now or formerly used by the Grantor:

N/A

10. Description of Equipment:

All Equipment of the Grantor.

Security Agreement

THIS SECURITY AGREEMENT (this "**Agreement**"), dated as of May 11, 2023, is made by and between **IS&S DELAWARE, INC.** (the "**Grantor**"), with an address at 720 Pennsylvania Drive, Exton, PA 19341, and **PNC BANK, NATIONAL ASSOCIATION** (the "**Bank**"), with an address at 1600 Market Street, Philadelphia, PA 19103.

Under the terms hereof, the Bank desires to obtain and the Grantor desires to grant the Bank security for all of the Obligations (as hereinafter defined).

NOW, THEREFORE, the Grantor and the Bank, intending to be legally bound, hereby agree as follows:

1. <u>Definitions</u>.

(a) "**Collateral**" shall include all personal property of the Grantor, including the following, all whether now owned or hereafter acquired or arising and wherever located: (i) accounts (including health-care-insurance receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (iii) deposit accounts; (iv) instruments (including promissory notes); (v) documents (including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible chattel paper); (vii) inventory, including raw materials, work in process, or materials used or consumed in Grantor's business, items held for sale or lease or furnished or to be furnished under contracts of service, sale or lease, goods that are returned, reclaimed or repossessed; (viii) goods of every nature, including stock-in-trade, goods on consignment, standing timber that is to be cut and removed under a conveyance or contract for sale, the unborn young of animals, crops grown, growing, or to be grown, manufactured homes, computer programs embedded in such goods and farm products; (ix) equipment, including machinery, vehicles and furniture; (x) fixtures; (xi) agricultural liens; (xii) as-extracted collateral; (xiii) commercial tort claims, if any, described on Exhibit "A" hereto (if an Exhibit A is attached); (xiv) letter of credit rights; (xv) general intangibles, of every kind and description, including payment intangibles, software, computer information, source codes, object codes, records and data, all existing and future customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies; (xvi) all supporting obligations of all of the foregoing property; (xvii) all property of the Grantor now or hereafter in the Bank's possession or in transit to or from, or under the custody or control of, the Bank or any affiliate thereof; (xviii) all cash and cash equivalents thereof; and (xix) all cash and noncash proceeds (including insurance proceeds) of all of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof. The Collateral shall also include any and all other tangible or intangible property that is described as being part of the Collateral pursuant to one or more Riders to Security Agreement that may be attached hereto or delivered in connection herewith, including the Rider to Security Agreement - Copyrights, the Rider to Security Agreement - Patents, the Rider to Security Agreement - Trademarks and the Rider to Security Agreement - Cash Collateral Account.

(b) "**Obligations**" shall include all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Grantor or by INNOVATIVE SOLUTIONS AND SUPPORT, INC. or INNOVATIVE SOLUTIONS AND SUPPORT, LLC to the Bank or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or

several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest rate, commodity or currency swap, future, option or other similar transaction or agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Bank to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Bank's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements; and any amendments, extensions, renewals and increases of or to any of the foregoing, and all costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

(c) "**UCC**" means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State whose law governs pursuant to the Section of this Agreement entitled "Governing Law and Jurisdiction." Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC. To the extent the definition of any category or type of collateral is modified by any amendment, modification or revision to the UCC, such modified definition will apply automatically as of the date of such amendment, modification or revision.

2. Grant of Security Interest. To secure the Obligations, the Grantor, as debtor, hereby assigns and grants to the Bank, as secured party, a continuing lien on and security interest in the Collateral.

3. Change in Name or Locations. The Grantor hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made part hereof, or if the Grantor changes its name, its type of organization, its state of organization (if Grantor is a registered organization), its principal residence (if Grantor is an individual), its chief executive office (if Grantor is a general partnership or non-registered organization) or establishes a name in which it may do business that is not listed as a tradename on Exhibit "A" hereto, the Grantor will immediately notify the Bank in writing of the additions or changes.

4. General Representations, Warranties and Covenants. The Grantor represents, warrants and covenants to the Bank that: (a) all information, including its type of organization, jurisdiction of organization, chief executive office, and (for individuals only) principal residence are as set forth on Exhibit "A" hereto and are true and correct on the date hereof, (b) if the Grantor is an individual, the Grantor's name in this Agreement is identical to the Grantor's name indicated on an unexpired driver's license issued to the Grantor by the state of the Grantor's principal residence, and the Grantor will continue to maintain such driver's license and notify the Bank of any changes in the Grantor's name or the name indicated on such driver's license; (c) the Grantor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Bank created by this Agreement and other liens consented to in writing by the Bank; and (d) the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

5. Grantor's Representations, Warranties and Covenants for Certain Collateral. The Grantor represents, warrants and covenants to the Bank as follows:

(a) From time to time and at all reasonable times, the Grantor will allow the Bank, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, at the Grantor's expense, wherever located; provided, however, that absent the occurrence of an Event of Default the Grantor shall not be required to pay for any such valuations or audits more than once per

calendar year. The Grantor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Bank may require to vest in and assure to the Bank its rights hereunder and in or to the Collateral, and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees.

(b) The Grantor will keep the Collateral in good order and repair at all times and immediately notify the Bank of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation.

(c) The Grantor will only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations.

(d) The Grantor will have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as the Bank may require, in such form, in such amount, for such period and written by such companies as may be satisfactory to the Bank in its sole discretion. Each such casualty insurance policy shall contain a standard Lender's Loss Payable Clause issued in favor of the Bank under which all losses thereunder shall be paid to the Bank as the Bank's interests may appear. Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without at least thirty (30) days' prior written notice to the Bank and shall insure the Bank notwithstanding the act or neglect of the Grantor. Upon the Bank's demand, the Grantor will furnish the Bank with duplicate original policies of insurance or such other evidence of insurance as the Bank may require. If the Grantor fails to provide insurance as herein required, the Bank may, at its option, obtain such insurance and the Grantor will pay to the Bank, on demand, the cost thereof. Proceeds of insurance may be applied by the Bank to reduce the Obligations or to repair or replace Collateral, all in the Bank's sole discretion.

(e) Each account and general intangible is genuine and enforceable in accordance with its terms, no such account or general intangible will be subject to any claim for credit, allowance or adjustment by any account debtor or any setoff, defense or counterclaim, and the Grantor will defend the same against all claims, demands, setoffs and counterclaims at any time asserted. At the time any account or general intangible becomes subject to this Agreement, such account or general intangible will be a good and valid account representing a bona fide sale of goods or services by the Grantor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors.

(f) The Grantor agrees that the Bank has the right to notify (on invoices or otherwise) account debtors and other obligors or payors on any Collateral of its assignment to the Bank, and that all payments thereon should be made directly to the Bank.

(g) The Grantor will, on the Bank's demand, make notations on its books and records showing the Bank's security interest and make available to the Bank shipping and delivery receipts evidencing the shipment of the goods that gave rise to an account, completion certificates or other proof of the satisfactory performance of services that gave rise to an account, a copy of the invoice for each account and copies of any written contract or order from which an account arose. The Grantor will promptly notify the Bank if an account becomes evidenced or secured by an instrument or chattel paper and upon the Bank's request, will promptly deliver any such instrument or chattel paper to the Bank, including any letter of credit delivered to the Grantor to support a shipment of inventory by the Grantor.

(h) The Grantor will promptly advise the Bank whenever an account debtor refuses to retain or returns any goods from the sale of which an account arose and will comply with any instructions that the Bank may give regarding the sale or other disposition of such returns. From time to time with such frequency as the Bank may request, the Grantor will report to the Bank all credits given to account debtors on all accounts.

(i) The Grantor will immediately notify the Bank if any account arises out of contracts with the United States or any department, agency or instrumentality thereof, and will execute any instruments and take any steps required by the Bank so that all monies due and to become due under such contract shall be assigned to the Bank and notice of the assignment given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act.

(j) At any time after the occurrence of an Event of Default, and without notice to the Grantor, the Bank may direct any persons who are indebted to the Grantor on any Collateral consisting of accounts or general intangibles to make payment directly to the Bank of the amounts due, and the Bank may notify the United States Postal Service to send the Grantor's mail to the Bank. The Bank is authorized to collect, compromise, endorse and sell any such Collateral in its own name or in the Grantor's name and to give receipts to such account debtors for any such payments and the account debtors will be protected in making such payments to the Bank. Upon the Bank's written request, the Grantor will establish with the Bank and maintain a lockbox account (**"Lockbox"**) with the Bank and a depository account(s) (**"Cash Collateral Account"**) with the Bank subject to the provisions of this subparagraph and such other related agreements as the Bank may require, and the Grantor shall notify its account debtors to remit payments directly to the Lockbox. Thereafter, funds collected in the Lockbox shall be transferred to the Cash Collateral Account, and funds in the Cash Collateral Account shall be applied by the Bank, daily, to reduce the outstanding Obligations.

6. Negative Pledge; No Transfer. Without the Bank's prior written consent, the Grantor will not sell or offer to sell or otherwise transfer (including, without limitation, any transfer resulting from a division of the Grantor into two or more entities) or grant or allow the imposition of a lien, security interest or right of setoff upon the Collateral (except for sales of inventory and collections of accounts in the Grantor's ordinary course of business, and sales of obsolete or worn out equipment for fair market value), will not allow any third party to gain control of all or any part of the Collateral, and will not use any portion of the Collateral in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

7. Further Assurances. By its signature hereon, the Grantor hereby irrevocably authorizes the Bank to file against the Grantor one or more financing, continuation or amendment statements pursuant to the UCC in form satisfactory to the Bank, and the Grantor will pay the cost of preparing and filing the same in all jurisdictions in which such filing is deemed by the Bank to be necessary or desirable in order to perfect, preserve and protect its security interests. If required by the Bank, the Grantor will execute all documentation necessary for the Bank to obtain and maintain perfection of its security interests in the Collateral. At the Bank's request, the Grantor will execute, in form satisfactory to the Bank, a Rider to Security Agreement - Copyrights (if any Collateral consists of registered or unregistered copyrights), a Rider to Security Agreement - Patents (if any Collateral consists of patents or patent applications), a Rider to Security Agreement - Trademarks (if any Collateral consists of trademarks, tradenames, tradestyles or trademark applications). If any Collateral consists of letter of credit rights, electronic chattel paper, deposit accounts or supporting obligations not maintained with the Bank or one of its affiliates, or any securities entitlement, securities account, commodities account, commodities contract or other investment property, then at the Bank's request the Grantor will execute, and will cause the depository institution or securities intermediary upon whose books and records the ownership interest of the Grantor in such Collateral appears, to execute such Pledge Agreements, Notification and Control Agreements or other agreements as the Bank deems necessary in order to perfect, prioritize and protect its security interest in such Collateral, in each case in a form satisfactory to the Bank.

8. Events of Default. The Grantor shall, at the Bank's option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an **"Event of Default"**): (a) any Event of Default (as defined in any of the Obligations); (b) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default; (c) demand by the Bank under any of the Obligations that have a demand feature; (d) the failure by the Grantor to perform any of its obligations under this Agreement; (e) falsity, inaccuracy or material breach by the Grantor of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the

Grantor; (f) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Grantor or any lien against or the making of any levy, seizure or attachment of or on the Collateral; (g) the failure of the Bank to have a perfected first priority security interest in the Collateral; (h) any indication or evidence received by the Bank that the Grantor may have directly or indirectly been engaged in any type of activity which, in the Bank's discretion, might result in the forfeiture of any property of the Grantor to any governmental entity, federal, state or local; or (i) if the Bank otherwise deems itself insecure.

9. Remedies. Upon the occurrence of any such Event of Default and at any time thereafter, the Bank may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. The Bank's remedies include, but are not limited to, the right to (a) peaceably by its own means or with judicial assistance enter the Grantor's premises and take possession of the Collateral without prior notice to the Grantor or the opportunity for a hearing, (b) render the Collateral unusable, (c) dispose of the Collateral on the Grantor's premises, and (d) require the Grantor to assemble the Collateral and make it available to the Bank at a place designated by the Bank. The Grantor agrees that the Bank has full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral in its own name or that of the Grantor at any time upon an Event of Default. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the Grantor at least ten (10) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for disposition, disposing or the like shall include the Bank's reasonable attorneys' fees and legal expenses, incurred or expended by the Bank to enforce any payment due it under this Agreement either as against the Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. The Grantor waives all relief from all appraisement or exemption laws now in force or hereafter enacted. Without limiting any other rights or remedies, the Grantor authorizes the Bank to engage in electronic self-help, as defined in and in accordance with the UCC or other applicable law.

10. Power of Attorney. The Grantor does hereby make, constitute and appoint any officer or agent of the Bank as the Grantor's true and lawful attorney-in-fact, with power to (a) endorse the name of the Grantor or any of the Grantor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into the Bank's possession in full or part payment of any Obligations; (b) sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; and (c) sign, for the Grantor, such documentation required by the UCC, or supplemental intellectual property security agreements; granting to the Grantor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Grantor might or could do. The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

11. Payment of Expenses. At its option, the Bank may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Bank to be necessary. The Grantor will reimburse the Bank on demand for any payment so made or any expense incurred by the Bank pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Bank.

12. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("**Notices**") must be in writing (except as otherwise provided in this Agreement) and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree. Without limiting the foregoing, first-class mail, postage prepaid, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. In addition, the parties agree that Notices may be sent electronically to any electronic address provided by a party from time to time. Notices may be sent to a party's

address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.

13. **Preservation of Rights.** No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.

14. **Illegality.** If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

15. **Changes in Writing.** No modification, amendment or waiver of, or consent to any departure by the Grantor from, any provision of this Agreement will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Notwithstanding the foregoing, the Bank may modify this Agreement for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Grantor (which notice may be given by electronic mail). No notice to or demand on the Grantor will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

16. **Entire Agreement.** This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

17. **Counterparts.** This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

18. **Electronic Signatures and Records.** Notwithstanding any other provision herein, the Grantor agrees that this Agreement, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a "**Communication**") may, at the Bank's option, be in the form of an electronic record. Any Communication may, at the Bank's option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this Section may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

19. **Successors and Assigns.** This Agreement will be binding upon and inure to the benefit of the Grantor and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Grantor may not assign this Agreement in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Agreement in whole or in part.

20. **Interpretation.** In this Agreement, unless the Bank and the Grantor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and references to agreements and other contractual

instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Agreement is executed by more than one Grantor, the obligations of such persons or entities will be joint and several.

21. Indemnity. The Grantor agrees to indemnify each of the Bank, each legal entity, if any, who controls, is controlled by or is under common control with the Bank, and each of their respective directors, officers and employees (the "**Indemnified Parties**"), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) (each, a "**Claim**") which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Grantor), in connection with or arising out of or relating to the matters referred to in this Agreement or the Obligations, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Grantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any Claim that is determined by a court of competent jurisdiction in a final, non-appealable judgment to have been solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement, payment of the Obligations and the assignment of any rights hereunder. The Grantor may participate at its expense in the defense of any such claim.

22. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. **THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, INCLUDING WITHOUT LIMITATION THE ELECTRONIC TRANSACTIONS ACT (OR EQUIVALENT) IN SUCH STATE (OR, TO THE EXTENT CONTROLLING, THE LAWS OF THE UNITED STATES OF AMERICA, INCLUDING WITHOUT LIMITATION THE ELECTRONIC SIGNATURES IN GLOBAL AND NATIONAL COMMERCE ACT), EXCEPT THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED (IF DIFFERENT FROM THE STATE WHERE SUCH OFFICE OF THE BANK IS LOCATED) SHALL GOVERN THE CREATION, PERFECTION, ENFORCEMENT AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR ANY INTEREST THEREIN.** The Grantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction. The Bank and the Grantor agree that the venue provided above is the most convenient forum for both the Bank and the Grantor. The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

23. <u>WAIVER OF JURY TRIAL</u>. EACH OF THE GRANTOR AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GRANTOR AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Grantor acknowledges that it has read and understands all the provisions of this Agreement, including the waiver of jury trial provision, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

IS&S DELAWARE, INC.

By:____________________ (SEAL)
Michael Linacre, CFO

PNC BANK, NATIONAL ASSOCIATION

By:____________________ (SEAL)
Print Name: Anna Parchem
Title: Assistant Vice President

122944693-6

EXHIBIT "A"
TO SECURITY AGREEMENT
IS&S DELAWARE, INC.

1. Grantor's form of organization (i.e., corporation, partnership, limited liability company):

Corporation

2. Grantor's State of organization, if a registered organization (i.e., corporation, limited partnership, limited liability company):

Delaware

3. Grantor's principal residence, if a natural person or general partnership:

N/A

4. Address of Grantor's chief executive office:

720 Pennsylvania Dr. Exton, PA 19335

5. Grantor's organizational ID# (if any exists):

6. Address for books and records, if different:

N/A

7. Addresses of other Collateral locations, including Counties, for the past five (5) years:

N/A

8. Name and address of landlord or owner if location is not owned by the Grantor:

N/A

9. Other names or tradenames now or formerly used by the Grantor:

N/A

10. Description of Equipment:

All Equipment of the Grantor.

Automatic Payment Authorization

As of this 11th day of May, 2023, the undersigned hereby irrevocably authorizes and directs PNC Bank, National Association ("**PNC**") to charge the deposit account listed below and maintained at PNC (or such other account at PNC as the undersigned may designate to PNC9nh in writing from time to time) for all payments of principal and interest due or fees on the loan obligations listed below, and to debit such account for the amount of such payments on the date each payment is due. The undersigned acknowledges and agrees that, to the extent there are insufficient funds in any such account to pay the required amounts when due, the undersigned shall immediately pay to PNC all sums remaining unpaid. This authorization supplements, and does not limit, PNC's rights under the promissory note(s) and other documents evidencing or securing the loan obligations described below.

A. Borrower and Loan Information

Borrower Name(s): INNOVATIVE SOLUTIONS AND SUPPORT, LLC and INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Loan(s) covered by this Authorization (including any amendments, restatements, modifications or renewals thereof):

All commercial loans and other extensions of credit by PNC to the undersigned, whether now existing or extended after the date of this authorization.

B. Account Information

INNOVATIVE SOLUTIONS AND SUPPORT LLC OPERATING ACCOUNT
Account Title

1006795363
Account Number

Type of Account: XXX Demand deposit account
____ Other account - describe: ____________________

Each person signing below is authorized to make this request, and PNC is entitled to rely conclusively on the above authorization until this authorization is terminated by PNC or the undersigned, and PNC has had a reasonable time to act thereon.

INNOVATIVE SOLUTIONS AND SUPPORT, LLC

By: ______________________ (SEAL)
Michael Linacre, CFO

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

By: ______________________ (SEAL)
Michael Linacre, CFO

PNC

PNC Bank, National Association

DATE: May 11, 2023

Re: **INNOVATIVE SOLUTIONS AND SUPPORT, INC.** (the "**Borrower**")
Authorized Users of PINACLE®

The undersigned is an officer or other representative of the Borrower, authorized to take actions and sign documents on behalf of the Borrower in connection with the Borrower's lending and leasing facilities (the "**Facilities**") that have been or may be extended by PNC Bank, National Association (the "**Bank**") and/or any other direct or indirect subsidiaries of The PNC Financial Services Group, Inc. (individually and collectively, together with the Bank, "**PNC**"). PNC may offer, and the Borrower may elect to use, the Credit Management Module of the PINACLE® service (the "**Service**") to enable the Borrower to take certain actions with respect to the Facilities. The Borrower's use of the Service is subject to the terms and conditions set forth in the Treasury Management Services Comprehensive Agreement, including the PINACLE® Terms and Conditions (as amended from time to time, collectively, the "**Treasury Management Agreement**"). This letter acknowledges and confirms (a) the process through which representatives of the Borrower may access and use the Service on behalf of the Borrower, (b) that different features of the Service may become available from time to time, and (c) that the Service is further subject to the Treasury Management Agreement.

The Borrower hereby acknowledges, confirms and agrees that: (1) the Treasury Management Agreement requires the Borrower to appoint representatives of the Borrower, from time to time, to act as the Security Contact (the "**Security Contact**") for the Borrower's use of the services described therein (including, without limitation, the Service); (2) the Security Contact may, either directly or through one or more system administrators (the "**System Administrator**") designated by the Security Contact, add new users, cancel existing users, or change the level of access of any user of the Service; (3) through use of the Service (to the extent these features have become or become available in the future generally), those individual users with access to the Service that have been so designated by the System Administrator will have the ability, without limitation, to (a) request loan advances under the Facilities as and to the extent permitted under such Facilities, (b) upload and submit collateral documents, financial statements, insurance certificates, borrowing base certificates and other documents related to the Facilities, (c) access information relating to the Facilities, including, without limitation, balance information, payment history and loan availability, (d) make payments on the Facilities, and (e) perform all other functions made available through the Service from time to time; (4) PNC will not know the names of the individual users who have been given access to the Service by the Borrower, and (5) PNC's sole responsibility with respect to the foregoing is to authenticate access to the Service in accordance with the applicable security procedures.

The Borrower agrees that PNC is entitled to accept any information, instruction, direction or transaction from any person using the Service in accordance with the applicable security procedures, and the use of the security procedures has the same effect as a signature authorizing any instruction to or transaction with PNC. As stated in the Treasury Management Agreement, the Borrower understands that it is responsible for maintaining the confidentiality and security of its security procedures, including without limitation passwords and verification codes, and for all activities that occur in the Service through use of the Borrower's security procedures.

This letter may, at PNC's option, be signed or executed using electronic signatures.

Very truly yours,

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

By:________________________________ (SEAL)
Michael Linacre, CFO

Form 14n MLT Rev. 9/21
PINACLE Credit Management Authorization Letter

123223466-1

PNC

PNC Bank, National Association DATE: May 11, 2023

Re: **INNOVATIVE SOLUTIONS AND SUPPORT, LLC** (the "**Borrower**")
Authorized Users of PINACLE®

The undersigned is an officer or other representative of the Borrower, authorized to take actions and sign documents on behalf of the Borrower in connection with the Borrower's lending and leasing facilities (the "**Facilities**") that have been or may be extended by PNC Bank, National Association (the "**Bank**") and/or any other direct or indirect subsidiaries of The PNC Financial Services Group, Inc. (individually and collectively, together with the Bank, "**PNC**"). PNC may offer, and the Borrower may elect to use, the Credit Management Module of the PINACLE® service (the "**Service**") to enable the Borrower to take certain actions with respect to the Facilities. The Borrower's use of the Service is subject to the terms and conditions set forth in the Treasury Management Services Comprehensive Agreement, including the PINACLE® Terms and Conditions (as amended from time to time, collectively, the "**Treasury Management Agreement**"). This letter acknowledges and confirms (a) the process through which representatives of the Borrower may access and use the Service on behalf of the Borrower, (b) that different features of the Service may become available from time to time, and (c) that the Service is further subject to the Treasury Management Agreement.

The Borrower hereby acknowledges, confirms and agrees that: (1) the Treasury Management Agreement requires the Borrower to appoint representatives of the Borrower, from time to time, to act as the Security Contact (the "**Security Contact**") for the Borrower's use of the services described therein (including, without limitation, the Service); (2) the Security Contact may, either directly or through one or more system administrators (the "**System Administrator**") designated by the Security Contact, add new users, cancel existing users, or change the level of access of any user of the Service; (3) through use of the Service (to the extent these features have become or become available in the future generally), those individual users with access to the Service that have been so designated by the System Administrator will have the ability, without limitation, to (a) request loan advances under the Facilities as and to the extent permitted under such Facilities, (b) upload and submit collateral documents, financial statements, insurance certificates, borrowing base certificates and other documents related to the Facilities, (c) access information relating to the Facilities, including, without limitation, balance information, payment history and loan availability, (d) make payments on the Facilities, and (e) perform all other functions made available through the Service from time to time; (4) PNC will not know the names of the individual users who have been given access to the Service by the Borrower, and (5) PNC's sole responsibility with respect to the foregoing is to authenticate access to the Service in accordance with the applicable security procedures.

The Borrower agrees that PNC is entitled to accept any information, instruction, direction or transaction from any person using the Service in accordance with the applicable security procedures, and the use of the security procedures has the same effect as a signature authorizing any instruction to or transaction with PNC. As stated in the Treasury Management Agreement, the Borrower understands that it is responsible for maintaining the confidentiality and security of its security procedures, including without limitation passwords and verification codes, and for all activities that occur in the Service through use of the Borrower's security procedures.

This letter may, at PNC's option, be signed or executed using electronic signatures.

Very truly yours,

INNOVATIVE SOLUTIONS AND SUPPORT, LLC

By:______________________________ (SEAL)
Michael Linacre, CFO

Form 14n MLT Rev. 9/21
PINACLE Credit Management Authorization Letter

122944689-4

Resolutions for Extensions of Credit And Incumbency Certificate

As of May 11, 2023, the undersigned certifies as follows to PNC Bank, National Association ("**Bank**") and any and all other direct or indirect subsidiaries of The PNC Financial Services Group, Inc. (individually and collectively, together with the Bank, "**PNC**"):

1. **<u>Name of Entity</u>: INNOVATIVE SOLUTIONS AND SUPPORT, INC. ("Entity").**

2. **<u>Organizational Documents</u>:** If requested by PNC, attached hereto (or previously delivered to PNC) is a true, complete and correct copy of the Entity's organizational documents, with all amendments thereto, as in effect on the date hereof.

3. **<u>Adoption of Resolutions</u>:** The Entity is a corporation based in or organized under the laws of Pennsylvania, and the undersigned officer, general partners, member or authorized representative of the Entity certifies that the following is a true copy of resolutions (the "**Resolutions**") adopted by the Members, Managers, Trustees, Executive Committee, Board of Directors, General Partners, or other governance authority of the Entity pursuant to, and in compliance with, its organizational documents and applicable law, which adoption occurred on a date which is on or before the date of this certificate. The Resolutions now stand of record on the books of the Entity, are in full force and effect and have not been modified or revoked in any manner whatsoever.

4. **<u>Resolutions</u>:**

4.1 **<u>Loans and Extensions of Credit</u>.** Resolved, that any one (1) officer or other authorized representative of the Entity holding one of the titles set forth below (each, an "**Authorized Representative**"):

TITLE
CFO
CEO

is hereby authorized, at any time and from time to time: (a) to obtain financial services and products of any kind from PNC, including but not limited to loans and other products involving the extension of credit; equipment leases; letters of credit; investment sweep products (whether or not related to a credit product); other treasury management services and products; and capital markets services and products, including but not limited to (x) interest or currency swaps, futures, options, collars, caps, floors, forward rate or other interest rate protection or similar arrangements or any foreign currency transaction or similar transaction providing for the purchase of one currency in exchange for the sale of another currency, (y) equity, credit, or other derivative products, and (z) asset securitizations and other receivables financing transactions; (b) to sell to or discount with PNC any personal property (tangible or intangible), at any time held by the Entity and for such purpose to endorse, assign, transfer and deliver the same to PNC or its agent or designee; (c) to guarantee the payment and performance of the indebtedness and obligations of other persons or entities to PNC; (d) to create or cause the creation of any trusts or other special purpose entities required to be established in connection with any product or service obtained from PNC; (e) to pledge, assign, transfer, mortgage, grant a security interest in or lien on any real or personal property (tangible or intangible) of the Entity to or in favor of PNC as collateral security for the payment and performance of all loans, advances, debts,

liabilities, obligations, covenants and duties of the Entity or of any other persons or entities to PNC (whether or not in connection with a guaranty of such other person's or entity's obligations to PNC); (f) to execute, accept, authorize agreement to and/or deliver to or in favor of PNC such agreements, documents and instruments, required or requested by PNC in connection with any of the foregoing products, services or actions, including but not limited to loan agreements, promissory notes or other evidence of indebtedness, guaranties, equipment leases, letter of credit reimbursement agreements, treasury management service agreements, interest rate or currency protection agreements, equity, credit and other derivative documents (on International Swap Dealers Association forms or otherwise), asset securitization and other receivables financing agreements, trust agreements or other indentures, collateral security documents (including but not limited to security agreements, financing statements, pledge agreements, assignments, mortgages or deeds of trust), and any supporting documents required by the terms of any of the foregoing agreements, documents or instruments; all in such form as may be requested by PNC and any of which may contain a warrant of attorney authorizing PNC to confess judgment against the Entity for all sums due or to become due by the Entity to PNC and/or a provision waiving the right to trial by jury; (g) to execute and deliver to or in favor of PNC any amendments, modifications, renewals or supplements of or to any of the foregoing agreements, documents or instruments; and (h) to take any other action requested, required or deemed advisable by PNC in order to effectuate the foregoing resolution, all such other actions being hereby approved, ratified and confirmed.

4.2 **Transaction Administration.** Resolved, that in connection with any extension of credit obtained by the Authorized Representatives of the Entity, following the execution of definitive loan documents:

(a) Any one (1) individual holding one of the titles set forth below (or any other officer, position or representative as may hereafter be designated in writing by the number of Authorized Representatives required by Section 4.1) (each, an "**Administrator**"):

TITLE

____

____

____

____

is hereby authorized to take Transaction Administration Actions. As used herein, "**Transaction Administration Actions**" shall mean:

All Administrative Actions - Request multiple draws or advances or issuance of letters of credit under an extension of credit, submit interest rate elections and rate reset elections, and perform all other actions and execute all such documents on behalf of the Entity as are necessary for the administration of the transactions contemplated by the Resolutions.

(b) PNC may accept any Transaction Administration Action delivered through any automated platform or electronic service provided by PNC, including PNC's PINACLE® system or Dealer Access System, in accordance with the applicable security procedures therefor.

4.3 **Ratification.** Resolved, that all past acts of officers, partners or other persons acting on behalf of the Entity, as the case may be, in borrowing or obtaining credit from PNC and in executing documents or otherwise entering into agreements and giving security on behalf of the Entity are hereby ratified and confirmed.

4.4 Communication. Resolved, that, in connection with any action authorized hereunder, PNC is authorized to communicate with any person purporting to be a person authorized to act hereunder (including communications relating to Transaction Administration Actions) by (i) telephone, (ii) in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission), or (iii) the telex, tested in accordance with such testing procedures as may be established between the Entity and PNC from time to time.

4.5 Electronic Signatures and Records. Resolved, (a) that any agreements, documents and/or instruments delivered by the Entity in connection with any action authorized hereunder, and any other information, notice, signature card, agreement or authorization related thereto (each, a "**Transaction Document**") may, at PNC's option, be in the form of an electronic record; and (b) any Transaction Document may, at PNC's option, be signed or executed using electronic signatures, which may include, without limitation, use or acceptance by PNC of a manually signed paper Transaction Document which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

4.6 General. Resolved, that a certified copy of these Resolutions be delivered to PNC and that they and the authority vested in the persons specified herein will remain in full force and effect until a certified copy of a resolution of the Entity revoking or modifying these resolutions and such authority has been delivered to PNC, and PNC has had a reasonable time to act thereon.

5. Counterparts; Facsimile Signatures: These Resolutions may be signed in any number of counterpart copies and by the persons specified herein on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of these Resolutions by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any person so executing these Resolutions by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

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6. **Incumbency and Contact Information:**

(a) Each of the persons or entities named below is a duly appointed, qualified Authorized Representative as defined in Section 4.1 and/or Administrator as defined in Section 4.2 and holds the office, title or status with the Entity specified beside their name below.

(b) The email addresses and telephone numbers, if any, for the Authorized Representatives and/or Administrator are specified below.

Title (Required) (must match titles listed in Section 4.1 and Section 4.2)	**Name** (Required)	**Email Address(es)**[1] (Optional)	**Telephone Number** (Optional)
CFO	Michael Linacre		
CEO	Shahram Askarpour		

SIGNATURE BLOCKS CONTINUE ON FOLLOWING PAGES

[1] List all email addresses from which an Authorized Representative or an Administrator may send email communication (including work email, personal email and/or email of an assistant).

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned have hereunto set their hands as of the date first written above.

INNÓVATIVE SOLUTIONS AND SUPPORT, INC.

*By: ______________________________
Shahram Askarpour, CEO

*NOTE: If the person signing above is also designated as an Authorized Representative in Section 4.1, **a second officer of the Entity** (if the Entity has more than one officer) must sign below. The second officer signing below (if applicable) may or may not be an Authorized Representative named in Section 4.1, but must be a different person than the person signing above.

By: ______________________________
Michael Linacre, CFO

Resolutions for Extensions of Credit And Incumbency Certificate

As of May 11, 2023, the undersigned certifies as follows to PNC Bank, National Association ("**Bank**") and any and all other direct or indirect subsidiaries of The PNC Financial Services Group, Inc. (individually and collectively, together with the Bank, "**PNC**"):

1. **Name of Entity: INNOVATIVE SOLUTIONS AND SUPPORT, LLC ("Entity").**

2. **Organizational Documents:** If requested by PNC, attached hereto (or previously delivered to PNC) is a true, complete and correct copy of the Entity's organizational documents, with all amendments thereto, as in effect on the date hereof.

3. **Adoption of Resolutions:** The Entity is a limited liability company based in or organized under the laws of Pennsylvania, and the undersigned officer, general partners, member or authorized representative of the Entity certifies that the following is a true copy of resolutions (the "**Resolutions**") adopted by the Members, Managers, Trustees, Executive Committee, Board of Directors, General Partners, or other governance authority of the Entity pursuant to, and in compliance with, its organizational documents and applicable law, which adoption occurred on a date which is on or before the date of this certificate. The Resolutions now stand of record on the books of the Entity, are in full force and effect and have not been modified or revoked in any manner whatsoever.

4. **Resolutions:**

4.1 **Loans and Extensions of Credit.** Resolved, that any one (1) officer or other authorized representative of the Entity holding one of the titles set forth below (each, an "**Authorized Representative**"):

TITLE
CFO
CEO

is hereby authorized, at any time and from time to time: (a) to obtain financial services and products of any kind from PNC, including but not limited to loans and other products involving the extension of credit; equipment leases; letters of credit; investment sweep products (whether or not related to a credit product); other treasury management services and products; and capital markets services and products, including but not limited to (x) interest or currency swaps, futures, options, collars, caps, floors, forward rate or other interest rate protection or similar arrangements or any foreign currency transaction or similar transaction providing for the purchase of one currency in exchange for the sale of another currency, (y) equity, credit, or other derivative products, and (z) asset securitizations and other receivables financing transactions; (b) to sell to or discount with PNC any personal property (tangible or intangible), at any time held by the Entity and for such purpose to endorse, assign, transfer and deliver the same to PNC or its agent or designee; (c) to guarantee the payment and performance of the indebtedness and obligations of other persons or entities to PNC; (d) to create or cause the creation of any trusts or other special purpose entities required to be established in connection with any product or service obtained from PNC; (e) to pledge, assign, transfer, mortgage, grant a security interest in or lien on any real or personal property (tangible or intangible) of the Entity to or in favor of PNC as collateral security for the payment and performance of all loans, advances, debts,

liabilities, obligations, covenants and duties of the Entity or of any other persons or entities to PNC (whether or not in connection with a guaranty of such other person's or entity's obligations to PNC); (f) to execute, accept, authorize agreement to and/or deliver to or in favor of PNC such agreements, documents and instruments, required or requested by PNC in connection with any of the foregoing products, services or actions, including but not limited to loan agreements, promissory notes or other evidence of indebtedness, guaranties, equipment leases, letter of credit reimbursement agreements, treasury management service agreements, interest rate or currency protection agreements, equity, credit and other derivative documents (on International Swap Dealers Association forms or otherwise), asset securitization and other receivables financing agreements, trust agreements or other indentures, collateral security documents (including but not limited to security agreements, financing statements, pledge agreements, assignments, mortgages or deeds of trust), and any supporting documents required by the terms of any of the foregoing agreements, documents or instruments; all in such form as may be requested by PNC and any of which may contain a warrant of attorney authorizing PNC to confess judgment against the Entity for all sums due or to become due by the Entity to PNC and/or a provision waiving the right to trial by jury; (g) to execute and deliver to or in favor of PNC any amendments, modifications, renewals or supplements of or to any of the foregoing agreements, documents or instruments; and (h) to take any other action requested, required or deemed advisable by PNC in order to effectuate the foregoing resolution, all such other actions being hereby approved, ratified and confirmed.

4.2 **<u>Transaction Administration.</u>** Resolved, that in connection with any extension of credit obtained by the Authorized Representatives of the Entity, following the execution of definitive loan documents:

(a) Any one (1) individual holding one of the titles set forth below (or any other officer, position or representative as may hereafter be designated in writing by the number of Authorized Representatives required by Section 4.1) (each, an "**Administrator**"):

TITLE

____

____

____

____

is hereby authorized to take Transaction Administration Actions. As used herein, "**Transaction Administration Actions**" shall mean:

> **All Administrative Actions** - Request multiple draws or advances or issuance of letters of credit under an extension of credit, submit interest rate elections and rate reset elections, and perform all other actions and execute all such documents on behalf of the Entity as are necessary for the administration of the transactions contemplated by the Resolutions.

(b) PNC may accept any Transaction Administration Action delivered through any automated platform or electronic service provided by PNC, including PNC's PINACLE® system or Dealer Access System, in accordance with the applicable security procedures therefor.

4.3 **<u>Ratification.</u>** Resolved, that all past acts of officers, partners or other persons acting on behalf of the Entity, as the case may be, in borrowing or obtaining credit from PNC and in executing documents or otherwise entering into agreements and giving security on behalf of the Entity are hereby ratified and confirmed.

4.4 Communication. Resolved, that, in connection with any action authorized hereunder, PNC is authorized to communicate with any person purporting to be a person authorized to act hereunder (including communications relating to Transaction Administration Actions) by (i) telephone, (ii) in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission), or (iii) the telex, tested in accordance with such testing procedures as may be established between the Entity and PNC from time to time.

4.5 Electronic Signatures and Records. Resolved, (a) that any agreements, documents and/or instruments delivered by the Entity in connection with any action authorized hereunder, and any other information, notice, signature card, agreement or authorization related thereto (each, a **"Transaction Document"**) may, at PNC's option, be in the form of an electronic record; and (b) any Transaction Document may, at PNC's option, be signed or executed using electronic signatures, which may include, without limitation, use or acceptance by PNC of a manually signed paper Transaction Document which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

4.6 General. Resolved, that a certified copy of these Resolutions be delivered to PNC and that they and the authority vested in the persons specified herein will remain in full force and effect until a certified copy of a resolution of the Entity revoking or modifying these resolutions and such authority has been delivered to PNC, and PNC has had a reasonable time to act thereon.

5. Counterparts; Facsimile Signatures: These Resolutions may be signed in any number of counterpart copies and by the persons specified herein on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of these Resolutions by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any person so executing these Resolutions by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

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6. **Incumbency and Contact Information:**

(a) Each of the persons or entities named below is a duly appointed, qualified Authorized Representative as defined in Section 4.1 and/or Administrator as defined in Section 4.2 and holds the office, title or status with the Entity specified beside their name below.

(b) The email addresses and telephone numbers, if any, for the Authorized Representatives and/or Administrator are specified below.

Title (Required) (must match titles listed in Section 4.1 and Section 4.2)	**Name** (Required)	**Email Address(es)**[1] (Optional)	**Telephone Number** (Optional)
CFO	Michael Linacre		
CEO	Shahram Askarpour		

SIGNATURE BLOCKS CONTINUE ON FOLLOWING PAGES

[1] List all email addresses from which an Authorized Representative or an Administrator may send email communication (including work email, personal email and/or email of an assistant).

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned have hereunto set their hands as of the date first written above.

*

INNOVATIVE SOLUTIONS AND SUPPORT, LLC

By: INNOVATIVE SOLUTIONS AND SUPPORT, INC.,
Managing Member and Sole Member

By: ______________________
Shahram Askarpour, CEO

By: ______________________
Michael Linacre, CFO

Resolutions for Extensions of Credit And Incumbency Certificate

As of May 11, 2023, the undersigned certifies as follows to PNC Bank, National Association (**"Bank"**) and any and all other direct or indirect subsidiaries of The PNC Financial Services Group, Inc. (individually and collectively, together with the Bank, **"PNC"**):

1. Name of Entity: IS&S HOLDINGS, INC. ("Entity").

2. Organizational Documents: If requested by PNC, attached hereto (or previously delivered to PNC) is a true, complete and correct copy of the Entity's organizational documents, with all amendments thereto, as in effect on the date hereof.

3. Adoption of Resolutions: The Entity is a corporation based in or organized under the laws of Delaware, and the undersigned officer, general partners, member or authorized representative of the Entity certifies that the following is a true copy of resolutions (the **"Resolutions"**) adopted by the Members, Managers, Trustees, Executive Committee, Board of Directors, General Partners, or other governance authority of the Entity pursuant to, and in compliance with, its organizational documents and applicable law, which adoption occurred on a date which is on or before the date of this certificate. The Resolutions now stand of record on the books of the Entity, are in full force and effect and have not been modified or revoked in any manner whatsoever.

4. Resolutions:

4.1 Loans and Extensions of Credit. Resolved, that any one (1) officer or other authorized representative of the Entity holding one of the titles set forth below (each, an **"Authorized Representative"**):

TITLE
CFO
CEO

is hereby authorized, at any time and from time to time: (a) to obtain financial services and products of any kind from PNC, including but not limited to loans and other products involving the extension of credit; equipment leases; letters of credit; investment sweep products (whether or not related to a credit product); other treasury management services and products; and capital markets services and products, including but not limited to (x) interest or currency swaps, futures, options, collars, caps, floors, forward rate or other interest rate protection or similar arrangements or any foreign currency transaction or similar transaction providing for the purchase of one currency in exchange for the sale of another currency, (y) equity, credit, or other derivative products, and (z) asset securitizations and other receivables financing transactions; (b) to sell to or discount with PNC any personal property (tangible or intangible), at any time held by the Entity and for such purpose to endorse, assign, transfer and deliver the same to PNC or its agent or designee; (c) to guarantee the payment and performance of the indebtedness and obligations of other persons or entities to PNC; (d) to create or cause the creation of any trusts or other special purpose entities required to be established in connection with any product or service obtained from PNC; (e) to pledge, assign, transfer, mortgage, grant a security interest in or lien on any real or personal property (tangible or intangible) of the Entity to or in favor of PNC as collateral security for the payment and performance of all loans, advances, debts,

liabilities, obligations, covenants and duties of the Entity or of any other persons or entities to PNC (whether or not in connection with a guaranty of such other person's or entity's obligations to PNC); (f) to execute, accept, authorize agreement to and/or deliver to or in favor of PNC such agreements, documents and instruments, required or requested by PNC in connection with any of the foregoing products, services or actions, including but not limited to loan agreements, promissory notes or other evidence of indebtedness, guaranties, equipment leases, letter of credit reimbursement agreements, treasury management service agreements, interest rate or currency protection agreements, equity, credit and other derivative documents (on International Swap Dealers Association forms or otherwise), asset securitization and other receivables financing agreements, trust agreements or other indentures, collateral security documents (including but not limited to security agreements, financing statements, pledge agreements, assignments, mortgages or deeds of trust), and any supporting documents required by the terms of any of the foregoing agreements, documents or instruments; all in such form as may be requested by PNC and any of which may contain a warrant of attorney authorizing PNC to confess judgment against the Entity for all sums due or to become due by the Entity to PNC and/or a provision waiving the right to trial by jury; (g) to execute and deliver to or in favor of PNC any amendments, modifications, renewals or supplements of or to any of the foregoing agreements, documents or instruments; and (h) to take any other action requested, required or deemed advisable by PNC in order to effectuate the foregoing resolution, all such other actions being hereby approved, ratified and confirmed.

4.2 **Transaction Administration.** Resolved, that in connection with any extension of credit obtained by the Authorized Representatives of the Entity, following the execution of definitive loan documents:

(a) Any one (1) individual holding one of the titles set forth below (or any other officer, position or representative as may hereafter be designated in writing by the number of Authorized Representatives required by Section 4.1) (each, an "**Administrator**"):

TITLE

____

____

____

____

is hereby authorized to take Transaction Administration Actions. As used herein, "**Transaction Administration Actions**" shall mean:

> **All Administrative Actions** - Request multiple draws or advances or issuance of letters of credit under an extension of credit, submit interest rate elections and rate reset elections, and perform all other actions and execute all such documents on behalf of the Entity as are necessary for the administration of the transactions contemplated by the Resolutions.

(b) PNC may accept any Transaction Administration Action delivered through any automated platform or electronic service provided by PNC, including PNC's PINACLE® system or Dealer Access System, in accordance with the applicable security procedures therefor.

4.3 **Ratification.** Resolved, that all past acts of officers, partners or other persons acting on behalf of the Entity, as the case may be, in borrowing or obtaining credit from PNC and in executing documents or otherwise entering into agreements and giving security on behalf of the Entity are hereby ratified and confirmed.

4.4 **Communication.** Resolved, that, in connection with any action authorized hereunder, PNC is authorized to communicate with any person purporting to be a person authorized to act hereunder (including communications relating to Transaction Administration Actions) by (i) telephone, (ii) in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission), or (iii) the telex, tested in accordance with such testing procedures as may be established between the Entity and PNC from time to time.

4.5 **Electronic Signatures and Records.** Resolved, (a) that any agreements, documents and/or instruments delivered by the Entity in connection with any action authorized hereunder, and any other information, notice, signature card, agreement or authorization related thereto (each, a "**Transaction Document**") may, at PNC's option, be in the form of an electronic record; and (b) any Transaction Document may, at PNC's option, be signed or executed using electronic signatures, which may include, without limitation, use or acceptance by PNC of a manually signed paper Transaction Document which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

4.6 **General.** Resolved, that a certified copy of these Resolutions be delivered to PNC and that they and the authority vested in the persons specified herein will remain in full force and effect until a certified copy of a resolution of the Entity revoking or modifying these resolutions and such authority has been delivered to PNC, and PNC has had a reasonable time to act thereon.

5. **Counterparts; Facsimile Signatures:** These Resolutions may be signed in any number of counterpart copies and by the persons specified herein on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of these Resolutions by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any person so executing these Resolutions by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

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6. **Incumbency and Contact Information:**

(a) Each of the persons or entities named below is a duly appointed, qualified Authorized Representative as defined in Section 4.1 and/or Administrator as defined in Section 4.2 and holds the office, title or status with the Entity specified beside their name below.

(b) The email addresses and telephone numbers, if any, for the Authorized Representatives and/or Administrator are specified below.

Title (Required) (must match titles listed in Section 4.1 and Section 4.2)	**Name** (Required)	**Email Address(es)**[1] (Optional)	**Telephone Number** (Optional)
CFO	Michael Linacre		
CEO	Shahram Askarpour		

SIGNATURE BLOCKS CONTINUE ON FOLLOWING PAGES

[1] List all email addresses from which an Authorized Representative or an Administrator may send email communication (including work email, personal email and/or email of an assistant).

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned have hereunto set their hands as of the date first written above.

IS&S HOLDINGS, INC.

*By: ______________________
Shahram Askarpour, CEO

*NOTE: If the person signing above is also designated as an Authorized Representative in Section 4.1, **a second officer of the Entity** (if the Entity has more than one officer) must sign below. The second officer signing below (if applicable) may or may not be an Authorized Representative named in Section 4.1, but must be a different person than the person signing above.

By: ______________________
Michael Linacre, CFO

Resolutions for Extensions of Credit And Incumbency Certificate

PNC

As of May 11, 2023, the undersigned certifies as follows to PNC Bank, National Association ("**Bank**") and any and all other direct or indirect subsidiaries of The PNC Financial Services Group, Inc. (individually and collectively, together with the Bank, "**PNC**"):

1. **<u>Name of Entity</u>: IS&S DELAWARE, INC. ("Entity").**

2. **<u>Organizational Documents</u>:** If requested by PNC, attached hereto (or previously delivered to PNC) is a true, complete and correct copy of the Entity's organizational documents, with all amendments thereto, as in effect on the date hereof.

3. **<u>Adoption of Resolutions</u>:** The Entity is a corporation based in or organized under the laws of Delaware, and the undersigned officer, general partners, member or authorized representative of the Entity certifies that the following is a true copy of resolutions (the "**Resolutions**") adopted by the Members, Managers, Trustees, Executive Committee, Board of Directors, General Partners, or other governance authority of the Entity pursuant to, and in compliance with, its organizational documents and applicable law, which adoption occurred on a date which is on or before the date of this certificate. The Resolutions now stand of record on the books of the Entity, are in full force and effect and have not been modified or revoked in any manner whatsoever.

4. **<u>Resolutions</u>:**

4.1 **<u>Loans and Extensions of Credit</u>.** Resolved, that any one (1) officer or other authorized representative of the Entity holding one of the titles set forth below (each, an "**Authorized Representative**"):

TITLE
CFO
CEO

is hereby authorized, at any time and from time to time: (a) to obtain financial services and products of any kind from PNC, including but not limited to loans and other products involving the extension of credit; equipment leases; letters of credit; investment sweep products (whether or not related to a credit product); other treasury management services and products; and capital markets services and products, including but not limited to (x) interest or currency swaps, futures, options, collars, caps, floors, forward rate or other interest rate protection or similar arrangements or any foreign currency transaction or similar transaction providing for the purchase of one currency in exchange for the sale of another currency, (y) equity, credit, or other derivative products, and (z) asset securitizations and other receivables financing transactions; (b) to sell to or discount with PNC any personal property (tangible or intangible), at any time held by the Entity and for such purpose to endorse, assign, transfer and deliver the same to PNC or its agent or designee; (c) to guarantee the payment and performance of the indebtedness and obligations of other persons or entities to PNC; (d) to create or cause the creation of any trusts or other special purpose entities required to be established in connection with any product or service obtained from PNC; (e) to pledge, assign, transfer, mortgage, grant a security interest in or lien on any real or personal property (tangible or intangible) of the Entity to or in favor of PNC as collateral security for the payment and performance of all loans, advances, debts,

liabilities, obligations, covenants and duties of the Entity or of any other persons or entities to PNC (whether or not in connection with a guaranty of such other person's or entity's obligations to PNC); (f) to execute, accept, authorize agreement to and/or deliver to or in favor of PNC such agreements, documents and instruments, required or requested by PNC in connection with any of the foregoing products, services or actions, including but not limited to loan agreements, promissory notes or other evidence of indebtedness, guaranties, equipment leases, letter of credit reimbursement agreements, treasury management service agreements, interest rate or currency protection agreements, equity, credit and other derivative documents (on International Swap Dealers Association forms or otherwise), asset securitization and other receivables financing agreements, trust agreements or other indentures, collateral security documents (including but not limited to security agreements, financing statements, pledge agreements, assignments, mortgages or deeds of trust), and any supporting documents required by the terms of any of the foregoing agreements, documents or instruments; all in such form as may be requested by PNC and any of which may contain a warrant of attorney authorizing PNC to confess judgment against the Entity for all sums due or to become due by the Entity to PNC and/or a provision waiving the right to trial by jury; (g) to execute and deliver to or in favor of PNC any amendments, modifications, renewals or supplements of or to any of the foregoing agreements, documents or instruments; and (h) to take any other action requested, required or deemed advisable by PNC in order to effectuate the foregoing resolution, all such other actions being hereby approved, ratified and confirmed.

4.2 **Transaction Administration.** Resolved, that in connection with any extension of credit obtained by the Authorized Representatives of the Entity, following the execution of definitive loan documents:

(a) Any one (1) individual holding one of the titles set forth below (or any other officer, position or representative as may hereafter be designated in writing by the number of Authorized Representatives required by Section 4.1) (each, an "**Administrator**"):

TITLE

____

____

____

____

is hereby authorized to take Transaction Administration Actions. As used herein, "**Transaction Administration Actions**" shall mean:

All Administrative Actions - Request multiple draws or advances or issuance of letters of credit under an extension of credit, submit interest rate elections and rate reset elections, and perform all other actions and execute all such documents on behalf of the Entity as are necessary for the administration of the transactions contemplated by the Resolutions.

(b) PNC may accept any Transaction Administration Action delivered through any automated platform or electronic service provided by PNC, including PNC's PINACLE® system or Dealer Access System, in accordance with the applicable security procedures therefor.

4.3 **Ratification.** Resolved, that all past acts of officers, partners or other persons acting on behalf of the Entity, as the case may be, in borrowing or obtaining credit from PNC and in executing documents or otherwise entering into agreements and giving security on behalf of the Entity are hereby ratified and confirmed.

4.4 **Communication.** Resolved, that, in connection with any action authorized hereunder, PNC is authorized to communicate with any person purporting to be a person authorized to act hereunder (including communications relating to Transaction Administration Actions) by (i) telephone, (ii) in writing (which includes by means of electronic transmission (i.e., "e-mail") or facsimile transmission), or (iii) the telex, tested in accordance with such testing procedures as may be established between the Entity and PNC from time to time.

4.5 **Electronic Signatures and Records.** Resolved, (a) that any agreements, documents and/or instruments delivered by the Entity in connection with any action authorized hereunder, and any other information, notice, signature card, agreement or authorization related thereto (each, a "**Transaction Document**") may, at PNC's option, be in the form of an electronic record; and (b) any Transaction Document may, at PNC's option, be signed or executed using electronic signatures, which may include, without limitation, use or acceptance by PNC of a manually signed paper Transaction Document which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

4.6 **General.** Resolved, that a certified copy of these Resolutions be delivered to PNC and that they and the authority vested in the persons specified herein will remain in full force and effect until a certified copy of a resolution of the Entity revoking or modifying these resolutions and such authority has been delivered to PNC, and PNC has had a reasonable time to act thereon.

5. **Counterparts; Facsimile Signatures:** These Resolutions may be signed in any number of counterpart copies and by the persons specified herein on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of these Resolutions by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any person so executing these Resolutions by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

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6. **Incumbency and Contact Information:**

(a) Each of the persons or entities named below is a duly appointed, qualified Authorized Representative as defined in Section 4.1 and/or Administrator as defined in Section 4.2 and holds the office, title or status with the Entity specified beside their name below.

(b) The email addresses and telephone numbers, if any, for the Authorized Representatives and/or Administrator are specified below.

Title (Required) (must match titles listed in Section 4.1 and Section 4.2)	**Name** (Required)	**Email Address(es)**[1] (Optional)	**Telephone Number** (Optional)
CFO	Michael Linacre		
CEO	Shahram Askarpour		

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[1] List all email addresses from which an Authorized Representative or an Administrator may send email communication (including work email, personal email and/or email of an assistant).

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned have hereunto set their hands as of the date first written above.

IS&S DELAWARE, INC.

*By: ______________________
Shahram Askarpour, CEO

*NOTE: If the person signing above is also designated as an Authorized Representative in Section 4.1, a **second officer of the Entity** (if the Entity has more than one officer) must sign below. The second officer signing below (if applicable) may or may not be an Authorized Representative named in Section 4.1, but must be a different person than the person signing above.

By: ______________________
Michael Linacre, CFO